Exhibit 10.10

Execution Version/Unterschriftsversion

Dated/Datum 16 December 2010/16. Dezember 2010

| FACTORING AGREEMENT | FACTORINGVERTRAG |
|---|---|
| between | zwischen |

**GE CAPITAL BANK AG**

Heinrich-von-Brentano-Str. 2, 55130 Mainz, Germany/Deutschland

| | |
|---|---|
| - hereinafter referred to as „**GE CAPITAL**" - | - nachstehend „**GE CAPITAL**" genannt - |
| and | und |

**Alcan Aluminium-Presswerke GmbH**

Bildstraße 4, 74564 Crailsheim, Germany/Deutschland

| | |
|---|---|
| - hereinafter referred to as „**ORIGINATOR**"- | - nachstehend „**KUNDE**" genannt - |

| TABLE OF CONTENT | | INHALTSVERZEICHNIS | |
|---|---|---|---|
| **I.** | **CLAUSES** | **I.** | **Klauseln** |
| **A.** | **Purchase of Receivables** | **A.** | **Forderungskauf** |
| 1. | Purpose of this Agreement | 1. | Zweck dieses Vertrages |
| 2. | Receivables Purchase Agreement, Offer Letter | 2. | Forderungskaufvertrag, Forderungsanzeige |
| 3. | Obligation to Purchase | 3. | Ankaufspflicht |
| 4. | Purchase Price, Due Date, Reserves, Factoring Commission, Interest | 4. | Kaufpreis, Fälligkeit, Einbehalte, Factoringgebühr, Zinsen |
| 5. | Guarantee of Dilution Risk, Obligations of the ORIGINATOR regarding Receivables | 5. | Veritätsgarantie, Pflichten des KUNDEN in Bezug auf die Forderungen |
| 6. | Bad Debt Coverage of GE CAPITAL | 6. | Delkrederehaftung von GE CAPITAL |
| 7. | Debtor Limit, Discretionary Debtor Limit | 7. | Abnehmerlimit, Abnehmerlimitselbstvergabe |
| 8. | Non-Purchased Receivables, Set-Off Right, Administration Fee | 8. | Nicht angekaufte Forderungen, Verrechnungsbefugnis, Verwaltungsgebühr |
| **B.** | **Assignment and Security** | **B.** | **Abtretung und Sicherungsrechte** |
| 9. | Assignment of Receivables, Legal Cause | 9. | Abtretung der Forderungen, Rechtsgrund |
| 10. | Cheques, Direct Debit, Bills of Exchange | 10. | Schecks, Lastschriften, Wechsel |
| 11. | Liens and Ancillary Rights, Insurance Claims | 11. | Sicherungs- und Nebenrechte, Versicherungsansprüche |
| **C.** | **Factoring Procedure** | **C.** | **Factoring-Verfahren** |
| 12. | Full-Service, Inter-Credit*, Smart-Service | 12. | Full-Service, Inter-Credit*, Smart-Service |
| 13. | Disclosed/Undisclosed Procedure | 13. | Offenes / Stilles Verfahren |
| 14. | Change of Procedure by Partial Termination | 14. | Verfahrenswechsel durch Teilkündigung |
| 15. | Quarterly Account Statement, Tacit Ratification, Time Limit for Objections | 15. | Quartalsabschluss, Genehmigung durch Schweigen, Frist für Einwendungen |
| 16. | Collection Procedure | 16. | Inkassoverfahren |
| **D.** | **General Obligations** | **D.** | **Allgemeine Vertragspflichten** |
| 17. | Negative Pledge | 17. | Keine anderweitigen Verfügungen |
| 18. | Increased Fiduciary Duty and Duty of Care | 18. | Erhöhte Treue- und Schutzpflicht |
| 19. | Information Undertaking | 19. | Informationserteilung |
| 20. | External Audit, Declaration of Consent | 20. | Außenprüfung, Einwilligungserklärung |
| 21. | Arrangements in Debtor Agreements | 21. | Vertragsgestaltung gegenüber Abnehmern |
| **E.** | **Other Terms** | **E.** | **Sonstige Regelungen** |
| 22. | Set-Off, Settlement, Reimbursement Claims | 22. | Aufrechnung, Verrechnung, Rückvergütungsansprüche |
| 23. | Changes in Interest Rate, Exchange Rate Differences | 23. | Änderungen des Zinssatzes, Kursdifferenzen |
| 24. | Fees and Expenses | 24. | Entgelte und Auslagen |
| 25. | Assignability of Claims against GE CAPITAL | 25. | Abtretbarkeit der Ansprüche gegen GE CAPITAL |
| 26. | Commencement Date, Expiration, Termination | 26. | Vertragsbeginn, Vertragsende, Kündigung |
| 27. | Further Elements of this Agreement | 27. | Weitere Vertragsbestandteile |

1

Execution Version/Unterschriftsversion

28. Governing Law, Jurisdiction
29. Severability Clause

F. **Definitions**

II. **Schedules**
Schedule 1 (Terms and Conditions)
Schedule 1a (Excluded Debtors)
Schedule 1b (Approved Jurisdictions)
Schedule 2 (Declaration of Consent)
Schedule 3 (Condition Precedents)

III. **Annexes**
Annex 1 Transfer of French Receivables
Annex 2 Form of Offer Letter
Annex 3 Trade Credit Insurance Agreement
Annex 4 Assignment Agreement on Trade Insurance
Annex 5 Account Pledge Agreement

Note: **Terms in italics have the meaning ascribed to them in part F (Definitions).**

**A. PURCHASE OF RECEIVABLES**

**1. PURPOSE OF THIS AGREEMENT**

**1.1** This agreement shall be the basis for receivables purchase agreements entered into by the ORIGINATOR as seller and GE CAPITAL as purchaser of the relevant *Receivable*.

**1.2** Any amounts paid as purchase price for the *Receivables* purchased by GE CAPITAL shall enable the ORIGINATOR to primarily satisfy its obligations vis-à-vis its suppliers.

**1.3** To the extent that GE CAPITAL does not purchase certain *Receivables* of the ORIGINATOR, such *Receivables* shall be assigned to GE CAPITAL subject to Clause 9.3 in order to secure claims of GE CAPITAL against the ORIGINATOR resulting from the business relationship and shall be collected by GE CAPITAL.

**2. RECEIVABLES PURCHASE AGREEMENT, OFFER LETTER**

**2.1** The ORIGINATOR hereby offers to sell all of its *Receivables* to GE CAPITAL.

The ORIGINATOR repeats each offer in respect of each individual *Receivable* by sending an *Offer Letter* to GE CAPITAL, in the form substantially set out in Annex 2 (*Form of Offer Letter*).

**2.2**

(a) German Law Receivables

Each relevant receivables purchase agreement shall be concluded by GE CAPITAL's acceptance of the ORIGINATOR's offer.

Acceptance occurs by booking the relevant *Receivable* on the *Factoring Account*, provided that the ORIGINATOR does not need to receive a notice of such book entry.

(b) French Law Receivables

Notwithstanding the provisions set out in this clause 2 (*Receivables Purchase Agreement, Offer Letter*) with respect to the Receivables governed by German law, title to the *Receivables* governed by French law shall be transferred to GE CAPITAL in accordance with the provisions set out in Annex 1 (*Transfer of French Receivables*).

(c) English law Receivables

Notwithstanding the provisions set out in clause 2 (*Receivables Purchase Agreement, Offer Letter*) with respect to the Receivables governed by German law, title to the *Receivables* governed by English law shall be transferred to GE CAPITAL in accordance with this Clause 2.2 (c):

The *ORIGINATOR* will by the process of offer and acceptance set out in this Agreement sell and otherwise assign, transfer and convey to

28. Maßgebliches Recht, Gerichtsstand
29. Salvatorische Klausel

F. **Definitionen**

II. **Anhänge**
Anhang 1 (Konditionen)
Anhang 1a (Ausgenommene Abnehmer)
Anhang 1b (Zugelassene Gerichtsstände)
Anhang 2 (Einwilligungserklärung)
Anhang 3 (Aufschiebende Bedingungen)

III. **Anlagen**
Anlage 1 Übertragung französischer *Forderungen*
Anlage 2 Formular für Forderungsanzeige
Anlage 3 Warenkreditversicherungsvertrag
Anlage 4 Warenkreditversicherungsabtretungsvertrag
Anlage 5 Kontoverpfändungsvertrag

Hinweis: **Kursiv gedruckte Begriffe haben die in diesem Vertrag näher erläuterte besondere Bedeutung, die sich aus Teil F (Definitionen) ergeben.**

**A. FORDERUNGSKAUF**

**1. ZWECK DIESES VERTRAGES**

**1.1.** Dieser Vertrag schafft die Grundlage für Forderungskaufverträge, die zwischen dem KUNDEN als Verkäufer und GE CAPITAL als Käufer der jeweiligen *Forderung* eingegangen werden.

**1.2** Alle Beträge, die als Kaufpreis für die von GE CAPITAL gekauften *Forderungen* bezahlt werden, sollen den KUNDEN in die Lage versetzen, vorrangig ihre Lieferantenverbindlichkeiten erfüllen zu können.

1.3 Soweit GE CAPITAL bestimmte *Forderungen* des KUNDEN nicht kauft, sind diese vorbehaltlich Ziffer 9.3 zur Sicherung von Ansprüchen von GE CAPITAL gegen den KUNDEN abzutreten, die aus der Geschäftsbeziehung herrühren und von GE CAPITAL eingezogen werden.

**2. FORDERUNGSKAUFVERTRAG, FORDERUNGSANZEIGE**

**2.1** Hierdurch bietet der KUNDE seine sämtlichen *Forderungen* GE CAPITAL zum Kauf an.

Der KUNDE wiederholt jedes Angebot in Bezug auf jede einzelne Forderung durch Übersendung einer *Forderungsanzeige* an GE CAPITAL, die im Wesentlichen der Form der Anlage 2 (*Formular für Forderungsanzeigen*) entspricht.

**2.2**

(a) Forderungen, die deutschem Recht unterliegen

Der jeweilige Forderungskaufvertrag kommt dadurch zustande, dass GE CAPITAL das Kaufangebot des KUNDEN annimmt.

Die Annahme erfolgt durch Buchung der jeweiligen *Forderung* auf dem *Factoringkonto*, ohne dass dem Kunden eine Buchungsmitteilung zugehen muss.

(b) Forderungen, die französischem Recht unterliegen

Ungeachtet der in dieser Ziffer 2 (*Forderungskaufvertrag, Forderungsanzeige*) enthaltenen Bestimmungen im Hinblick auf die Forderungen, die dem deutschen Recht unterliegen, wird die Berechtigung für die Forderungen, die dem französischen Recht unterliegen, gemäß den Bestimmungen in Anlage 1 (*Übertragung französischer Forderungen*) an GE CAPITAL übertragen.

(c) Forderungen, die englischem Recht unterliegen

Ungeachtet der in dieser Ziffer 2 (*Forderungskaufvertrag, Forderungsanzeige*) enthaltenen Bestimmungen im Hinblick auf die *Forderungen*, die deutschen Recht unterliegen, wird die Berechtigung für die Forderungen, die dem englischen Recht unterliegen, gemäß den Bestimmungen dieser Ziffer 2.2 (c) an GE CAPITAL übertragen:

Der Kunde wird gemäß des in diesem Vertrag beschriebenen Prozess des Angebots und der Annahme all seine gegenwärtigen und

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Execution Version/Unterschriftsversion

GE CAPITAL, and GE CAPITAL shall purchase and otherwise acquire, all of the ORIGINATOR's present and future right, title and interest in, to the *Receivables* which are governed by English law.

This Clause (c) shall be governed by English law.

(d) Swiss law Receivables

GE CAPITAL and the ORIGINATOR agree that, both the transfer of title to such *Receivables* and the assignment of such *Receivables* which are governed by Swiss law, shall be effected in the way as set out in this clause 2 (Receivables *Purchase Agreement, Offer Letter*), but shall be governed by Swiss law.

**2.3** The ORIGINATOR is entitled and obliged to send an *Offer Letter* to GE CAPITAL within 10 *Business Days* after having dispatched the invoice to the relevant *Debtor* and the *Receivable* becoming *Eligible*.

The ORIGINATOR shall provide GE CAPITAL with separate *Offer Letters* for each jurisdiction governing the respective *Receivables* and additionally with a separate *Offer Letter* for each currency in which a *Receivable* for each particular jurisdiction may be denominated, or an *Offer Letter* consolidating several jurisdictions, provided such consolidated *Offer Letter* will clearly state and differentiate the different *Receivables* under the several jurisdictions.

**2.4** The ORIGINATOR is obliged to submit the *Offer Letter* by data transfer in accordance with *Factoring-Satzaufbau* or online data entry in *Factorlink*.

In addition, the ORIGINATOR is obliged to send to GE CAPITAL a submission form, together with the relevant copies – preferably in the form of a pdf-file or in similar format – of invoices, credit notes and debit notes.

GE CAPITAL hereby waives its rights to receive copies of invoices, debit notes and credit notes in hard copy form from the ORIGINATOR, but may revoke such waiver in writing at any time. The ORIGINATOR hereby undertakes to keep and store all invoices, debit notes and credit notes in accordance with applicable laws and regulations and agrees to submit such invoices, debit notes and credit notes to GE CAPITAL in due course upon request.

**3. OBLIGATION TO PURCHASE**

**3.1** GE CAPITAL shall accept the ORIGINATOR's offer to sell a *Receivable* if the relevant *Receivable* fulfils the following requirements:

(b) the relevant *Receivable* is *Eligible*; and

(c) the *Debtor* has been granted a payment term not exceeding 90 days after the relevant invoice date and, for the avoidance of doubt, the remaining outstanding payment term exceeds 90 days; and

(d) the relevant *Receivable* is not a claim against an *Affiliated Company*; and

(e) the relevant *Receivable* is within the scope of the *Debtor Limit*. To the extent that this requirement is only partially fulfilled, GE CAPITAL shall purchase the relevant part of the *Receivable*; and

(g) each *Receivable* shall be governed by German law or by Swiss, French or English law (and in each case, subject to confirmation by a legal opinion of a reputable local law firm of the validity and enforceability vis-à-vis third parties of the purchase and assignment of the relevant receivables) and GE Capital hereby confirms that the legal opinions as to Swiss, French, English law each dated on the date of this Agreement have been delivered in satisfactory form. The zukünftigen Rechte, Berechtigungen und Interessen an den Forderungen, die englischem Recht unterliegen, entweder an GE CAPITAL verkaufen oder aber abtreten, übertragen oder übereignen und GE CAPITAL wird diese kaufen oder anders erwerben.

Diese Klausel 2.2 (c) unterliegt englischem Recht.

(d) Forderungen, die dem Recht der Schweiz unterliegen

GE CAPITAL und der KUNDE vereinbaren, dass die Rechtsübertragung und die Abtretung von Forderungen, die dem Schweizer Recht unterliegen, in einer Weise erfolgen, wie diese Ziffer 2 (*Forderungskaufvertrag, Forderungsanzeige*) es bestimmt; sie unterliegen aber dem Recht der Schweiz.

**2.3** Der KUNDE ist berechtigt und verpflichtet, innerhalb von 10 *Geschäftstagen* nachdem er die Rechnung an den jeweiligen *Abnehmer* abgesandt hat und die *Forderung einwandfrei* geworden ist, eine *Forderungsanzeige* an GE CAPITAL zu übersenden.

Der KUNDE stellt GE CAPITAL separate *Forderungsanzeigen* für jede für die jeweilige *Forderung* maßgebliche Jurisdiktion und außerdem separate *Forderungsanzeigen* für jede Währung, in der eine *Forderung* für jede einzelne Jurisdiktion lautet, oder eine *Forderungsanzeige*, die verschiedene Jurisdiktionen abdeckt zur Verfügung, vorausgesetzt, dass eine solche konsolidierte *Forderungsanzeige* die *Forderungen* eindeutig angibt und zwischen den verschiedenen *Forderungen* unter den einzelnen Jurisdiktionen unterscheidet.

**2.4** Der KUNDE ist verpflichtet die *Forderungsanzeige* durch Datenübertragung gemäß *Factoring-Satzaufbau* oder durch Online-Dateneingabe in *Factorlink* vorzunehmen.

Zusätzlich ist der KUNDE verpflichtet, GE CAPITAL ein Formular zusammen mit den jeweiligen Kopien von Rechnungen, Gutschriften und Belastungsanzeigen – vorzugsweise im PDF oder einem ähnlichen Format – zu übersenden.

GE CAPITAL verzichtet hiermit auf sein Recht, Kopien von Rechnungen, Belastungs- und Gutschriftsanzeigen in gedrucktem Format vom KUNDEN zu erhalten, kann diesen Verzicht jedoch jederzeit schriftlich widerrufen. Der KUNDE verpflichtet sich hiermit, alle Rechnungen, Belastungs- und Gutschriftsanzeigen gemäß den geltenden Vorschriften aufzuheben und aufzubewahren und ist damit einverstanden, diese Rechnungen, Belastungs- und Gutschriftsanzeigen GE CAPITAL zu gegebener Zeit auf Anfrage zur Verfügung zu stellen.

**3. ANKAUFSPFLICHT**

**3.1** GE CAPITAL verpflichtet sich, das Verkaufsangebot des KUNDEN anzunehmen, wenn die jeweilige *Forderung* folgenden Anforderungen entspricht:

(a) die *Forderungsanzeige* ist richtig und vollständig und wurde rechtzeitig im Sinne von Ziffer 2.3 vom KUNDEN versandt; und

(b) die jeweilige *Forderung* besteht *einwandfrei*; und

(c) dem *Abnehmer* wurde ein Zahlungsziel eingeräumt, welches nicht mehr als 90 Tage nach dem jeweiligen Rechnungsdatum liegt und, um Zweifel auszuschließen, das ausstehende Zahlungsziel ist noch länger als 90 Tage; und

(d) es handelt sich nicht um eine *Forderung* gegen ein *Nahestehendes Unternehmen; und*

(e) die jeweilige *Forderung* liegt im Rahmen des *Abnehmerlimits*. Soweit dies nur teilweise der Fall ist, soll GE CAPITAL den jeweiligen Forderungsteil ankaufen; und

(f) die Summe der Beträge aus der jeweiligen *Forderung* und allen sonstigen gekauften und unbezahlten *Forderungen* gegen den jeweiligen *Abnehmer* bzw. die Abnehmerkrediteinheit – im Sinne des § 19 Kreditwesengesetz – überschreitet nicht 30 % aller gekauften und unbezahlten *Forderungen* vom KUNDEN gegen alle seine *Abnehmer*; und

(g) jede *Forderung* unterliegt dem deutschen Recht oder dem Schweizer, französischen oder englischen Recht (und jeweils vorbehaltlich der Bestätigung der Gültigkeit und Durchsetzbarkeit gegenüber Dritten des Kaufs und der Abtretung der jeweiligen durch ein Rechtsgutachten einer renommierten lokalen Anwaltskanzlei) und GE Capital bestätigt hiermit, dass die Rechtsgutachten im Hinblick auf Schweizer, französisches, englisches Recht, jeweils datierend auf das

3

Execution Version/Unterschriftsversion

ORIGINATOR and GE CAPITAL may agree upon the ORIGINATOR's request and GE CAPITAL's written confirmation to include *Receivables* governed by any other law, (i) subject to credit approval by GE CAPITAL, and (ii) subject to confirmation by a legal opinion of a reputable local law firm of the validity and enforceability vis-à-vis third parties of the purchase and assignment of the relevant receivables, (iii) conclusion of a country specific supplement for such jurisdiction, and (iv) provided that no approval will be given when the total outstanding amount of receivables concerned by such law is less than 1,000,000 (one million) Euro); and"

Datum dieses Vertrages, in ordnungsgemäßer Form abgeliefert wurden. Der KUNDE und GE CAPITAL können auf Anfrage des Kunden und nach schriftlicher Bestätigung vereinbaren, *Forderungen* die einem anderen Recht unterliegen, (i) vorbehaltlich der Kreditzusage durch GE CAPITAL, und (ii) vorbehaltlich Bestätigung der Gültigkeit und Durchsetzbarkeit gegenüber Dritten des Kaufs und der Abtretung der jeweiligen Forderung durch ein Rechtsgutachten einer renommierten lokalen Anwaltskanzlei, (iii) Abschluss einer länderspezifischen Ergänzung für die Jurisdiktion, und (iv) unter der Voraussetzung, dass keine Zusage gegeben wird, wenn der gesamte ausstehende Betrag der Forderungen, der ein solches Recht betrifft, weniger als 1.000.000 (eine Millionen) Euro beträgt; und

(h) the payment of the purchase price in respect of the purchased *Receivable* will not result in an excess of the *Maximum Commitment;* and

(h) die Bezahlung des Kaufpreises in Bezug auf die gekaufte *Forderung* wird das *Höchstobligo* nicht überschreiten; und

(i) each *Receivable* shall result from the sale of products and related provision of services in the ordinary course of the ORIGINATOR's business; and

(i) jede *Forderung* stammt aus dem Verkauf von Produkten und damit verbundenen Dienstleistungen im gewöhnlichen Geschäftsgang des KUNDEN; und

(j) each *Receivable* shall be denominated in Euro, US Dollar, GBP or Swiss Franc. The ORIGINATOR and GE CAPITAL may agree to include *Receivables* denominated in any other currency, subject to prior approval by GE CAPITAL; and

(j) jede *Forderung* ist in Euro, US Dollar, GBP oder Schweizer Franken. Der KUNDE und GE CAPITAL können, nach vorheriger Einwilligung durch GE CAPITAL, zusätzlich jede andere Währung vereinbaren; und

(k) no *Receivable* shall arise from the context of contracts, where payment, even after unconditional acceptance, is subject to verifying the performance of an obligation by the ORIGINATOR; and

(k) keine *Forderung* stammt aus Verträgen, bei denen eine Zahlung, auch nach unbedingter Akzeptanz, der Überprüfung der Erfüllung einer Verpflichtung durch den KUNDEN unterliegt; und

(l) except for the *Receivables* deriving from contractual relationships with debtors that include tolling and/or pseudo tolling (*Materialbeistellung*) transactions (such receivables being subject to the application of clause 22.5 (*Reimbursement Claims*)), no *Receivable* shall be subject to a right of set-off or counterclaim that has been exercised by the relevant *Debtor*.

(l) mit Ausnahme von *Forderungen*, die sich aus vertraglichen Beziehungen mit *Abnehmern*, eingeschlossen Materialbeistellungstransaktionen (solche Forderungen unterliegen der Anwendung der Ziffer 22.5 (*Rückvergütungsansprüche*)), ergeben, sind keine Forderungen Gegenstand einer Abtretung oder eines Gegenanspruchs, die/der durch den jeweiligen *Abnehmer* ausgeübt wurde.

**3.2** GE CAPITAL shall become obliged to purchase a *Receivable* if a *Receivable* that was initially not purchased subsequently fulfils the requirements set out in clause 3.1.

**3.2** GE CAPITAL wird ankaufspflichtig, wenn eine *Forderung*, die zunächst nicht gekauft wird, später den Anforderungen der Ziffer 3.1 entspricht.

**3.3** GE CAPITAL will cease to be obliged to purchase any *Receivable* if based on the facts available to it, GE CAPITAL substantiates that it has reason to believe that the ORIGINATOR does not comply with its obligations vis-à-vis *Retaining Suppliers* or that *Retaining Suppliers* revoke the authorisation of the ORIGINATOR to collect *Receivables*. GE CAPITAL shall inform the ORIGINATOR of such suspension of the obligation to purchase *Receivables* in due course, and if possible, consult with the ORIGINATOR in advance.

**3.3** Die Ankaufspflicht von GE CAPITAL entfällt, wenn GE CAPITAL aufgrund von Tatsachen, die GE CAPITAL vorliegen, belegt, dass GE CAPITAL Grund zur Annahme hat, dass der KUNDE seinen Zahlungsverpflichtungen gegenüber *Vorbehaltslieferanten* nicht nachkommt oder *Vorbehaltslieferanten* die Berechtigung vom KUNDEN zum Forderungseinzug widerrufen. GE CAPITAL informiert den KUNDEN vom Wegfall der Verpflichtung zum Kauf von *Forderungen* in angemessener Zeit, und unterrichtet den KUNDEN, wenn möglich, im Voraus.

**3.4** GE CAPITAL is entitled but not obliged to purchase *Receivables* which do not fulfil the requirements set out in clause 3.1. In relation to *Receivables* existing on the *Commencement Date*, GE CAPITAL will only exercise such right in respect of *Receivables* which have not been due for more than 60 days.

**3.4** GE CAPITAL ist berechtigt, jedoch nicht verpflichtet, *Forderungen* anzukaufen, die den Anforderungen der Ziffer 3.1 nicht entsprechen. Für *Forderungen*, die zu *Vertragsbeginn* bestehen, wird GE CAPITAL von diesem Recht nur im Hinblick auf solche *Forderungen* Gebrauch machen, die nicht länger als 60 Tage fällig sind.

**3.5** GE CAPITAL will, upon receipt of the relevant *Offer Letter*, book all *Receivables* which have not been purchased to the *Special Account*. Such *Receivables* shall remain offered for sale.

**3.5** GE CAPITAL bucht *Forderungen*, die nicht angekauft wurden, nach Zugang der jeweiligen *Forderungsanzeige* auf dem *Sonderkonto*. Solche *Forderungen* bleiben weiterhin zum Kauf angeboten.

**3.6** The ORIGINATOR's offer expires only after a period of 10 *Business Days* set by the ORIGINATOR for GE CAPITAL's acceptance of such offer has lapsed to no avail.

**3.6** Das Kaufangebot des KUNDEN erlischt erst nach erfolglosem Ablauf einer vom KUNDEN gesetzten Frist von 10 *Geschäftstagen*, in der GE CAPITAL das Kaufangebot annehmen kann.

**4. PURCHASE PRICE, DUE DATE, RESERVES, FACTORING COMMISSION, INTEREST**

**4. KAUFPREIS, FÄLLIGKEIT, EINBEHALTE, FACTORINGGEBÜHR, ZINSEN**

**4.1** The purchase price for each purchased *Receivable* shall be equal to its *Nominal Amount*, reduced by deductions relating to the relevant *Receivable* (such as discounts) that were granted to the relevant *Debtor* by the ORIGINATOR, less the *Factoring Commission* and *Interest*.

**4.1** Der Kaufpreis für jede angekaufte *Forderung* entspricht ihrem *Nominalbetrag*, gemindert um Abzüge auf die jeweiligen *Forderungen* (z.B. Nachlasse), die dem jeweiligen *Abnehmer* durch den KUNDEN gewährt werden, abzüglich der *Factoringgebühr* und *Zinsen*.

Der Kaufpreis mindert sich im *Delkrederefall* um die in der Forderung enthaltene Umsatzsteuer, die der KUNDE in dem Zeitpunkt von den Finanzämtern zurückfordern muss (siehe Ziffer 6.4), in dem die rechtlichen Voraussetzungen für die Rückforderung der Umsatzsteuer vorliegen. GE CAPITAL verpflichtet sich, dem KUNDEN alle Informationen und Dokumente zur Verfügung zu stellen, die für die Rückforderung dieser Umsatzsteuerbeträge von den Finanzämtern erforderlich sind.

The purchase price (excluding the *Purchase Price Reserve* and subject to the settlement of *Interest*) shall fall due when the *Receivable* is purchased.

Der Kaufpreis wird bis auf den *Kaufpreiseinbehalt* und vorbehaltlich der Abrechnung der *Zinsen* mit dem Forderungskauf fällig. Die *Zinsen* werden

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Execution Version/Unterschriftsversion

*Interest* will be charged monthly in arrears.

**4.2** The *Purchase Price Reserve* shall fall due for payment by GE CAPITAL to the ORIGINATOR if and when

(i) the *Debtor* has fully paid the relevant *Receivable* to GE CAPITAL, but in the *Inter-Credit®-Factoring* procedure, only after the *Reconciliation Process*, or

(ii) it falls due as a *Bad Debt Amount* (see clause 6.3).

If the *Debtor* makes deductions which are less than the *Purchase Price Reserve* for the relevant *Receivable*, the *Purchase Price Reserve* (reduced by such deductions) will be credited to the *Settlement Account*. If the deductions exceed the *Purchase Price Reserve*, the *Settlement Account* will be debited accordingly.

**4.3** GE CAPITAL shall be entitled to increase the *Purchase Price Reserve* beyond the agreed amount if and to the extent that GE CAPITAL, based on the facts available to it, substantiates that it has reason to believe that

(a) the ORIGINATOR will not comply with material obligations vis-à-vis GE CAPITAL, in particular because the ORIGINATOR has suffered a financial collapse or such an event is imminent or

(b) the *Purchase Price Reserve* is not sufficient to adequately cover invoice reductions by Debtors and credit notes of the ORIGINATOR, whereas for purposes of this clause 4.3 (b) such increase shall be based on the *Dilution Rate*.

GE CAPITAL shall inform the ORIGINATOR of such increase of Purchase Price Reserve in due course, and if possible, consult with the ORIGINATOR in advance.

**4.4** In the event of a *Notification of Dispute*, GE CAPITAL shall, until this matter is settled, be entitled to set aside a *Special Purchase Price Reserve* and to debit the *Settlement Account* accordingly.

GE CAPITAL will credit the *Special Purchase Price Reserve* to the *Settlement Account* again if and to the extent that it has been established by final and non-appealable judgement, or the *Debtor* has acknowledged, or the ORIGINATOR has provided evidence, that the relevant *Receivable* is *Eligible*. If and to the extent that it is established by final and non-appealable judgement that the relevant *Receivable* is not *Eligible*, GE CAPITAL will exercise its rights pursuant to clause 5.1 and will cancel such *Receivable* as uncollectible from the books in the relevant amount.

**4.5** To the extent that GE CAPITAL is liable for VAT contained in the relevant *Receivable* because the ORIGINATOR did not pay, or not fully pay VAT when due, GE CAPITAL may pay an amount equal to such liability to the tax authorities.

Such payment shall be deemed to be a payment in respect of the purchase price for the relevant *Receivable* by GE CAPITAL to the ORIGINATOR.

If such a liability is imminent, GE CAPITAL is entitled to establish a reserve in such amount until the matter of liability has been resolved.

If GE CAPITAL already paid the relevant part of the purchase price in accordance with clause 4.1, the ORIGINATOR undertakes to repay the amount payable by GE CAPITAL to the tax authorities/the respective reserve to GE CAPITAL. GE CAPITAL is entitled to debit the *Settlement Account* accordingly.

The ORIGINATOR is obliged, upon reasonable request and in respect of each *Receivable*, to inform GE CAPITAL about the following:

(a) all overdue VAT liabilities,

(b) all VAT filings,

(c) all payments in respect of VAT.

**5. GUARANTEE OF DILUTION RISK, OBLIGATIONS OF THE ORIGINATOR REGARDING RECEIVABLES**

**5.1** The ORIGINATOR warrants (by way of an independent guarantee) (*sichert zu*) that each purchased *Receivable* is and will continue to be *Eligible* until it is fully collected by GE CAPITAL (Guarantee of Dilution Risk) and that each *Receivable* has been originated and monitored in monatlich im Nachhinein belastet.

Sämtliche Zahlungen in Bezug auf den Kaufpreis und alle Gebühren erfolgen durch Buchung auf dem *Kundenabrechnungskonto* durch GE CAPITAL.

**4.2** Der *Kaufpreiseinbehalt* wird zur Zahlung von GE CAPITAL an den KUNDEN fällig, wenn

(i) der *Abnehmer* die jeweilige *Forderung* an GE CAPITAL bezahlt hat; im Rahmen des *Inter-Credit®-Factoring* jedoch nur nach dem *Stülpvorgang*, oder

(ii) wenn der Delkrederebetrag fällig ist (siehe Ziffer 6.3).

Wenn der *Abnehmer* Abzüge vornimmt, die weniger als den *Kaufpreiseinbehalt* für die jeweilige Forderung ausmachen, wird der *Kaufpreiseinbehalt* (reduziert um die Abzüge) dem *Kundenabrechnungskonto* gutgeschrieben. Wenn die Abzüge den *Kaufpreiseinbehalt* übersteigen, wird das *Kundenabrechnungskonto* entsprechend belastet.

**4.3** GE CAPITAL ist berechtigt, den *Kaufpreiseinbehalt* über die vereinbarte Höhe hinaus anzuheben, wenn und soweit für GE CAPITAL Tatsachen vorliegen, welche die Annahme rechtfertigen, dass

(a) der KUNDE wesentlichen Verpflichtungen gegenüber GE CAPITAL nicht nachkommen wird, insbesondere weil er in Vermögensverfall geraten ist oder ein solcher droht, oder

(b) der *Kaufpreiseinbehalt* nicht ausreicht, um die vom Abnehmer vorgenommenen Kürzungen und Gutschriften des KUNDEN zu decken, wobei die Kürzung zu Zwecken dieser Ziffer 4.3 (b) auf der *Dilutionsrate* basiert.

GE CAPITAL informiert den KUNDEN von der Erhöhung des *Kaufpreiseinbehalt* in angemessener Zeit, und berät sich wenn möglich mit dem KUNDEN im Voraus.

**4.4** Im Falle einer *Reklamationsanzeige* ist GE CAPITAL, solange diese Angelegenheit nicht geklärt ist, berechtigt, einen *Sonderkaufpreiseinbehalt* zu bilden und damit das *Kundenabrechnungskonto* zu belasten.

GE CAPITAL wird den *Sonderkaufpreiseinbehalt* dem *Kundenabrechnungskonto* wieder gutschreiben, wenn und soweit rechtskräftig festgestellt oder vom *Abnehmer* anerkannt oder vom KUNDEN nachgewiesen wird, dass die *Forderung einwandfrei* ist. Wenn und soweit rechtskräftig festgestellt ist, dass die jeweilige *Forderung* nicht *einwandfrei* ist, kann GE CAPITAL die Rechte gemäß Ziffer 5.1 geltend machen und die *Forderungen* in der jeweiligen Höhe als uneinziehbar ausbuchen.

**4.5** Soweit GE CAPITAL für die in der jeweiligen *Forderung* enthaltene Umsatzsteuer haftet, weil der KUNDE sie bei Fälligkeit nicht oder nicht vollständig entrichtet hat, kann GE CAPITAL einen seiner Haftung entsprechenden Betrag an das Finanzamt abführen.

Dies wird als Zahlung der jeweiligen *Forderung* von GE CAPITAL an den KUNDEN auf den Kaufpreis behandelt.

Droht eine solche Haftung, so kann GE CAPITAL bis zur Klärung der Haftungsfrage die entsprechenden Beträge einbehalten.

Sofern GE CAPITAL den jeweiligen Teil des Kaufpreises gemäß Ziffer 4.1 bereits bezahlt hat, übernimmt der KUNDE die Rückzahlung des zu zahlenden Betrages durch GE CAPITAL an die Finanzbehörden / des jeweiligen Einbehalts an GE CAPITAL. GE CAPITAL ist berechtigt das *Kundenabrechnungskonto* entsprechend zu belasten.

Der KUNDE ist verpflichtet, GE CAPITAL auf vernünftige Anforderung und bezogen auf die einzelnen *Forderungen*, über:

(a) alle rückständigen Umsatzsteuerverpflichtungen,

(b) alle Umsatzsteueranmeldungen,

(c) alle Zahlungen auf die Umsatzsteuer

zu informieren.

**5. VERITÄTSGARANTIE, PFLICHTEN DES KUNDEN IN BEZUG AUF DIE FORDERUNGEN**

**5.1** Der KUNDE sichert (im Wege eines selbstständigen Garantieversprechens) zu, dass die gekaufte *Forderung einwandfrei* ist und bis zum vollständigen Einzug durch GE CAPITAL *einwandfrei* bleibt (Veritätsgarantie) und dass jede *Forderung* im Einklang mit den Gutschrifts-

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accordance with the credit and collection policies established by the ORIGINATOR.

In the event of a breach of such guarantee, GE CAPITAL may require the reinstatement of the contractually stipulated condition (cure). If this is not possible or unreasonable, or a deadline set for such reinstatement has lapsed unsuccessfully, GE CAPITAL may reduce the purchase price, rescind from the receivable purchase and/or, in the event of negligence or wilful misconduct on the part of the ORIGINATOR, claim indemnification for damages.

**5.2** If a *Debtor* claims that the relevant *Receivable* is not *Eligible*, the ORIGINATOR must inform GE CAPITAL by sending a *Notification of Dispute* without undue delay. The ORIGINATOR is further obliged to clarify the matter and, following clarification, to issue a credit note, where applicable.

**5.3** The ORIGINATOR must forward to GE CAPITAL all payments received by it from *Debtors* without undue delay.

**6. BAD DEBT COVERAGE OF GE CAPITAL**

**6.1** GE CAPITAL assumes the *Bad Debt Coverage* for each purchased *Receivable*, to the extent that such purchased *Receivable* is *Eligible*.

**6.2** The *Bad Debt Case* occurs if the *Debtor*

(b) is *Unable to Pay*.

**6.3** The *Bad Debt Amount* is settled promptly after the occurrence of the *Bad Debt Case*, but not before the expiration of a 120-day-period after the due date of the *Receivable*.

**6.4** If the ORIGINATOR already paid VAT for the relevant *Receivable* and the tax authorities legitimately refuse to refund/offset such VAT, GE CAPITAL is obliged to pay that part of the purchase price as well (see clause 4.1, paragraph 2).

**7. DEBTOR LIMIT, DISCRETIONARY DEBTOR LIMIT**

**7.1** At the ORIGINATOR's request, GE CAPITAL sets *Debtor Limits* at its reasonable discretion on the basis of the relevant *Debtor's* creditworthiness and reliability following the amount of credit limit set out for each *Debtor* by the relevant credit insurance.

GE CAPITAL is – on the basis of the relevant *Debtor's* creditworthiness and reliability considering the amount of credit limit set out for each *Debtor* by the relevant credit insurance's insurer – entitled to modify (including cancellation) *Debtor Limits* at any time. GE CAPITAL will inform the ORIGINATOR on any deviation from the limits set by the relevant credit insurance. Such modification neither applies to purchased *Receivables* nor to *Receivables* for which the ORIGINATOR has already provided the consideration (*Gegenleistung*) to its *Debtor* before having received the modification notice and where such consideration cannot be reclaimed by the ORIGINATOR from the relevant *Debtor*."

**7.2** Until revocation of such right by GE CAPITAL, the ORIGINATOR is entitled to set a *Discretionary Debtor Limit*.

Any *Discretionary Debtor Limit* becomes effective unless GE CAPITAL objects to it without undue delay.

The ORIGINATOR determines the amount of any *Discretionary Debtor Limit*, which is limited, however, to an amount equal to the maximum amount for *Discretionary Debtor Limits* pursuant to schedule 1 (Terms and Conditions), in accordance with the following provisions:

(a) If the ORIGINATOR delivered goods to a *Debtor* at least twice within the preceding 12-month-period and the *Debtor* duly paid for such goods within 60 days after the relevant due date of the Receivable, the ORIGINATOR may set a *Debtor Limit* for such *Debtor* of up to 150% of the sum of all unpaid *Receivables* owing from such *Debtor* to the ORIGINATOR at a particular point in time during the aforementioned 12-month-period.

(b) In all other cases, the amount of the *Debtor Limit* must be justifiable beyond doubt by information (not older than 12 months) provided by a commercial inquiry agency or a bank.

**7.3** At GE CAPITAL's request, the ORIGINATOR must provide information about the satisfaction of the requirements set out in clause 7.2 (a) or 7.2 und Einzugsregeln (*credit and collection policies*) des KUNDEN entstand.

Bei einem Verstoß gegen diese Garantie kann GE CAPITAL die Herstellung des vertragsgemäßen Zustandes (Nacherfüllung) verlangen. Ist dies nicht möglich oder nicht zumutbar oder ist eine hierzu gesetzte angemessene Frist erfolglos abgelaufen so kann GE CAPITAL den Kaufpreis mindern, vom Forderungskauf zurücktreten und/oder, wenn dem KUNDEN Fahrlässigkeit oder Vorsatz zur Last gelegt werden kann, Schadensersatz verlangen.

**5.2** Macht ein Abnehmer geltend, dass die jeweilige *Forderung* nicht *einwandfrei* ist, so muss der KUNDE GE CAPITAL unverzüglich durch eine *Reklamationsanzeige* unterrichten. Der KUNDE ist weiter verpflichtet, die Angelegenheit unverzüglich aufzuklären und nach Klärung dem Abnehmer ggf. eine Gutschrift zu erteilen.

**5.3** Der KUNDE ist verpflichtet, alle bei ihm eingehenden Abnehmerzahlungen unverzüglich an GE CAPITAL weiterzuleiten.

**6. DELKREDEREHAFTUNG VON GE CAPITAL**

**6.1** GE CAPITAL übernimmt für jede gekaufte *Forderung*, soweit diese *einwandfrei* ist, die *Delkrederehaftung*.

**6.2** Der Delkrederefall tritt ein, wenn der *Abnehmer*

(a) nicht innerhalb von 120 Tagen nach Fälligkeit der *Forderung* zahlt, ohne vor oder nach Ablauf der Frist seine Zahlungsverpflichtung zu bestreiten, oder

(b) *zahlungsunfähig* ist.

**6.3** Die Abrechnung des *Delkrederebetrages* erfolgt nach Eintritt des *Delkrederefalls*, jedoch nicht vor Ablauf von 120 Tagen nach Fälligkeit der *Forderung*.

**6.4** Wenn der KUNDE die Umsatzsteuer für die jeweilige *Forderung* bereits entrichtet hat und das Finanzamt berechtigterweise deren Rückerstattung/Verrechnung ablehnen sollte, ist GE CAPITAL auch insoweit zur Leistung verpflichtet (siehe Ziffer 4.1, Absatz 2).

**7. ABNEHMERLIMIT, ABNEHMERLIMITSELBSTVERGABE**

**7.1** Auf Anforderung des KUNDEN bestimmt GE CAPITAL *Abnehmerlimits* nach billigem Ermessen auf Grundlage der jeweiligen Bonität und Zuverlässigkeit des jeweiligen Abnehmers in Höhe des Kreditlimits, welches für jeden Abnehmer vom jeweiligen Kreditversicherer festgelegt ist.

GE CAPITAL ist – basierend auf der Kreditwürdigkeit und Verlässlichkeit des *Abnehmers* in Anbetracht der Höhe des Kreditlimits, das für jeden *Abnehmer* vom jeweiligen Kreditversicherer festgelegt wird - jederzeit zu Änderungen (einschließlich Streichungen) des *Abnehmerlimits* berechtigt. GE CAPITAL setzte den KUNDEN über jede Abweichung der vom jeweiligen Kreditversicherer festgelegten Limits in Kenntnis. Eine solche Änderung gilt jedoch weder für bereits gekaufte *Forderungen* noch für *Forderungen*, für die der KUNDE schon vor der Änderungsmitteilung die Gegenleistung an seinen *Abnehmer* erbracht hat und die nicht mehr durch den KUNDEN vom jeweiligen *Abnehmer* zurückgefordert werden können.

**7.2** Bis zum Widerruf durch GE CAPITAL hat der KUNDE das Recht zur *Abnehmerlimitselbstvergabe*.

Die *Abnehmerlimitselbstvergabe* wird wirksam, wenn GE CAPITAL ihr nicht unverzüglich widerspricht.

Im Rahmen der *Abnehmerlimitselbstvergabe* setzt der KUNDE die Höhe des *Abnehmerlimits*, maximal jedoch den Höchstbetrag für *Abnehmerlimitselbstvergaben* gemäß Anlage 1 (Konditionen) unter Beachtung des Folgenden fest:

(a) Wenn ein Abnehmer innerhalb der letzten 12 Monate mindestens zweimal Ware vom KUNDEN bezogen und diese spätestens 60 Tage nach dem jeweiligen Fälligkeitsdatum ordnungsgemäß bezahlt hat, kann der KUNDE für diesen *Abnehmer* ein *Abnehmerlimit* von bis zu 150 % aller offenen *Forderungen* des KUNDEN gegen diesen *Abnehmer* zu einem bestimmten Zeitpunkt innerhalb des 12-Monats-Zeitraums festlegen.

(b) In allen anderen Fällen muss die Abnehmerlimithöhe durch eine Auskunft (nicht älter als 12 Monate) einer Berufsauskunftei oder Bank zweifelsfrei gerechtfertigt sein.

**7.3** Auf Anforderung von GE CAPITAL hat der KUNDE über die Erfüllung seiner Verpflichtungen gemäß Ziffer 7.2 (a) oder 7.2 (b) in Bezug auf die

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(b), as the case may be, in respect of the *Discretionary Debtor Limit* and submit the relevant documents.

**7.4** GE CAPITAL may always replace any *Discretionary Debtor Limits* by *Debtor Limits* set by itself.

**7.5** The amount of the fee charged by GE CAPITAL to establish a *Debtor Limit* is set out in schedule 1 (Terms and Conditions). *Discretionary Debtor Limits* are free of charge.

**8. NON-PURCHASED RECEIVABLES, SET-OFF RIGHT, ADMINISTRATION FEE**

**8.1** Upon revocation of the *Undisclosed procedure* in accordance with clause 13, GE CAPITAL may also collect *Receivables*, which have not been purchased. To the extent that the relevant authorisation does not arise from clause 9, the ORIGINATOR hereby authorises GE CAPITAL to collect such *Receivables*.

**8.2** Any payments made by *Debtors* in respect of such *Receivables* shall be credited to the *Settlement Account*, but in the *Inter-Credit*® *Factoring* only after the *Reconciliation Process*.

Clause 4.5 shall apply mutatis mutandis to any VAT amount which is contained in the relevant *Receivables*.

GE CAPITAL is entitled to set off the proceeds from the collection of *Receivables*, which have not been purchased against its claims vis-à-vis the ORIGINATOR. To the extent that such counter-claims do not arise from the balance of the *Settlement Account*, the proceeds will be made available to the ORIGINATOR as part of the credit balance on the *Settlement Account*. The rights of *Retaining Suppliers* shall not be affected thereby.

**8.3** GE CAPITAL shall receive an *Administration Fee* as set out in schedule 1 (*Terms and Conditions*) for the administration of *Receivables*, which have not been purchased. The *Administration Fee* shall fall due when the relevant *Receivable* is booked to the *Special Account* and will be charged to the *Settlement Account*.

**B. ASSIGNMENT AND SECURITY**

**9. ASSIGNMENT OF RECEIVABLES, LEGAL CAUSE**

**9.1** The ORIGINATOR hereby assigns any and all *Receivables* to GE CAPITAL. GE CAPITAL hereby accepts such assignment.

**9.2** The legal cause for the assignment of each purchased *Receivable* is the relevant receivables purchase agreement.

The assignment of *Receivables*, which have not been purchased and the proceeds resulting from the collection of any *Receivables*, which have not been purchased shall secure any and all existing and future claims which GE CAPITAL may have against the ORIGINATOR in connection with their overall business relationship.

For each *Receivable* that has already been assigned to GE CAPITAL at the time of booking the relevant Receivable on the *Factoring Account* (as set out in clause 2.2), the legal cause for such assignment shall be replaced by the relevant receivables purchase agreement upon crediting of the cash portion of the purchase price (purchase of the relevant *Receivable* as opposed to assignment for security purposes).

**9.3** In respect of *Receivables* which have not been purchased, the following provisions shall apply:

The assignment shall not include *Receivables* that the ORIGINATOR assigned or will assign to *Retaining Suppliers* in connection with an extended retention of title arrangement (partial in rem waiver of rights). If and to the extent that the extended retention of title subsequently ceases to exist, the assignment of relevant *Receivable* shall become valid and effective.

Clause 11.3 shall apply mutatis mutandis to the limitation of the claim to demand security and the obligation to release security.

**9.4** To the extent that the assignment pursuant to clause 9.1 does not result in the valid and unchallengeable ownership of GE CAPITAL in a purchased *Receivable*, the following provision shall apply: Subject to the condition precedent of entering into a respective receivables purchase agreement, the ORIGINATOR hereby assigns the relevant *Receivable* to GE CAPITAL and GE CAPITAL hereby accepts such assignment.

*Abnehmerlimitselbstvergabe* Auskunft zu erteilen und die zugehörigen Unterlagen vorzulegen.

7.4 GE CAPITAL hat jederzeit das Recht, *Abnehmerlimitselbstvergaben* durch solche von GE CAPITAL zu ersetzen.

**7.5** Für die Einräumung eines *Abnehmerlimits* berechnet GE CAPITAL eine Gebühr, deren Höhe in Anhang 1 (Konditionen) geregelt ist. *Abnehmerlimitselbstvergaben* sind gebührenfrei.

**8. NICHT ANGEKAUFTE FORDERUNGEN, VERRECHNUNGSBEFUGNIS, VERWALTUNGSGEBÜHR**

**8.1** Mit Widerruf des *Stillen Verfahrens* gemäß Ziffer 13 kann GE Capital auch die nicht angekauften *Forderungen* einziehen. Soweit sich die Befugnis dazu nicht aus Ziffer 9 ergibt, erteilt der KUNDE GE CAPITAL hiermit eine entsprechende Einziehungsermächtigung.

**8.2** Die Abnehmerzahlungen dafür werden dem *Kundenabrechnungskonto* gutgeschrieben, jedoch im Falle des *Inter-Credit*® *Factoring nur* nach dem *Stülpvorgang*.

Ziffer 4.5 gilt sinngemäß für eine Umsatzsteuer, die in den jeweiligen *Forderungen* enthalten ist.

GE CAPITAL ist zur Aufrechnung der Einnahmen aus der Einziehung von *Forderungen*, die nicht gekauft wurden, gegen ihre Ansprüche gegenüber dem KUNDEN berechtigt. Soweit solche Gegenansprüche nicht aus einem Saldo des *Kundenabrechnungskontos* hergeleitet werden, wird der Erlös dem KUNDEN als Teil des Guthabens des *Kundenabrechnungskontos* zur Verfügung gestellt. Die Rechte des *Vorbehaltslieferanten* sollen hiervon nicht berührt werden.

8.3 GE CAPITAL erhält für die Verwaltung der *Forderungen*, die nicht gekauft werden, eine *Verwaltungsgebühr* gemäß Anhang 1 (*Konditionen*). Die *Verwaltungsgebühr* wird mit Buchung der jeweiligen *Forderung* auf dem *Kundenabrechnungskonto* belastet.

**B. ABTRETUNG UND SICHERUNGSRECHTE**

**9. ABTRETUNG DER FORDERUNGEN, RECHTSGRUND**

**9.1** Der KUNDE tritt hiermit alle *Forderungen* an GE CAPITAL ab. GE CAPITAL nimmt diese Abtretung hiermit an.

**9.2** Der Rechtsgrund für die Abtretung angekaufter *Forderungen* ist der jeweilige Forderungskaufvertrag.

Die Abtretung der nicht angekauften *Forderungen* und die Erlöse aus dem Einzug nicht angekaufter *Forderungen* dienen der Sicherung aller gegenwärtig bestehenden und zukünftig entstehenden Ansprüche von GE CAPITAL gegen den KUNDEN im Zusammenhang mit diesem Vertrag.

Für jede *Forderung*, die im Zeitpunkt ihrer Verbuchung auf dem *Factoringkonto* (wie in Ziffer 2.2 festgelegt) bereits abgetreten war, wird der Rechtsgrund für eine solche Abtretung durch den jeweiligen Forderungskaufvertrag, unter Anrechnung des Baranteils auf den Kaufpreis, ersetzt (Kauf der jeweiligen Forderung statt Abtretung zu Sicherungszwecken).

**9.3** Im Hinblick auf nicht angekaufte *Forderungen* gilt das Folgende:

Die Abtretung bezieht sich nicht auf *Forderungen*, welche der KUNDE an seine *Vorbehaltslieferanten* im Zusammenhang mit einer Vereinbarung eines verlängerten Eigentumsvorbehalts abgetreten hat oder abtreten wird (dingliche Teilverzichtsklausel). Falls und soweit der verlängerte Eigentumsvorbehalt zu einem späteren Zeitpunkt entfällt, wird die Abtretung der jeweiligen *Forderung* gültig und wirksam.

Ziffer 11.3 gilt sinngemäß für die Beschränkung des Anspruchs, Sicherheiten zu verlangen und die Verpflichtung, Sicherheiten freizugeben.

**9.4** Soweit die Abtretung gemäß Ziffer 9.1 nicht zu einer gültigen und unanfechtbaren Inhaberschaft von GE CAPITAL an der angekauften *Forderung* führt, soll die folgende Bestimmung gelten: Vorbehaltlich der aufschiebenden Bedingung des Abschlusses eines Forderungskaufvertrages tritt der KUNDE hiermit die jeweilige *Forderung* an GE CAPITAL ab und GE CAPITAL nimmt die Abtretung hiermit an.

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**10. CHEQUES, DIRECT DEBIT, BILLS OF EXCHANGE**

**10.1** If the ORIGINATOR receives payments in respect of *Receivables* in any other form (in particular by way of bill of exchange or cheque), GE CAPITAL and the ORIGINATOR hereby agree that title to such instruments will transfer to GE CAPITAL as soon as the ORIGINATOR acquires title. Furthermore, the ORIGINATOR hereby assigns to GE CAPITAL any and all rights arising from such instruments. GE CAPITAL hereby accepts such assignments.

The delivery of any cheques and bills of exchange, which may at any time be in the ORIGINATOR's possession to GE CAPITAL is replaced by the ORIGINATOR keeping such instruments in gratuitous custody for GE CAPITAL. If the ORIGINATOR does not acquire direct possession, it hereby assigns to GE CAPITAL its claim for restitution against third parties. GE CAPITAL hereby accepts such assignments.

**10.2** The ORIGINATOR shall deliver and- to the extent necessary - endorse the instruments and any documents relating thereto to GE CAPITAL without undue delay. Until delivery to GE CAPITAL, the ORIGINATOR must take all steps that are necessary to preserve the rights resulting from such instruments.

The ORIGINATOR hereby authorises GE CAPITAL to sign bills of exchange on behalf of the ORIGINATOR as drawer and to endorse bills of exchange and cheques in the ORIGINATOR's name.

**10.3** GE CAPITAL shall be entitled but not obliged to credit directly, but subject to their respective cashing, any equivalent amounts of cheques, debit entries and bills of exchange. If the relevant instruments are not irrevocably cashed, the underlying *Receivable* shall be treated as if it had originally not been paid.

**11. LIENS AND ANCILLARY RIGHTS, INSURANCE CLAIMS**

**11.1** The ORIGINATOR hereby transfers to GE CAPITAL, who accepts such transfer, any and all rights and claims (other than the *Receivable* itself) arising under or in connection with the relevant contract with the *Debtor*, including:

(a) all ownership and inchoate rights in the underlying assets with respect to assigned *Receivables* that the ORIGINATOR may have or acquire, which are particularly set out in invoices relating to assigned *Receivables*, provided that the ORIGINATOR shall continue to be entitled to resell such assets to the *Debtor*,

(c) in the event of a sale by consignment, any claims against the carrier and the right of pursuit,

(d) all rights of the ORIGINATOR arising from an extended retention of title arrangement within the meaning of clause 21 (d), in particular, the claim of the *Debtor* resulting from the resale of the relevant assets,

(e) the ORIGINATOR's right to request the insolvency administrator to exercise its rights in an insolvency of the *Debtor*.

To the extent that such transfer is subject to specific additional requirements, the ORIGINATOR undertakes to comply with any such requirements in the required form.

To the extent that the ORIGINATOR holds or reacquires direct possession of such assets, the ORIGINATOR shall keep such assets for GE CAPITAL in gratuitous custody and separate from any other goods and waives any claims for reimbursement of expenses.

**11.2** The ORIGINATOR and GE CAPITAL agree that GE CAPITAL acquires a lien and a retention right with respect to the securities and chattels, of which it may have or acquire possession in the course of business with the ORIGINATOR.

GE CAPITAL also acquires a lien and a retention right with respect to any claims arising from the business relationship (e.g. credit balances) that the ORIGINATOR has or will acquire against GE CAPITAL.

Such liens and the retention right shall secure all existing, future and contingent claims of GE CAPITAL against the ORIGINATOR arising from the

**10. SCHECKS, LASTSCHRIFTEN, WECHSEL**

**10.1** Gehen Zahlung auf *Forderungen* in anderer Form (insbesondere in Form von Wechseln oder Schecks) bei dem KUNDEN ein, sind sich GE CAPITAL und der KUNDE darüber einig, dass das Eigentum an diesen Papieren auf GE CAPITAL übergeht, sobald es der KUNDE erwirbt. Der Kunde tritt ferner alle ihm aus den Papieren zustehenden Rechte an GE CAPITAL ab. GE CAPITAL nimmt die Abtretung hiermit an.

Die Übergabe der Schecks und Wechsel, die in den unmittelbaren Besitz des KUNDEN gelangen, werden dadurch ersetzt, dass GE CAPITAL und der KUNDE hiermit einen unentgeltlichen Verwahrungsvertrag vereinbaren. Für den Fall, dass der KUNDE nicht unmittelbarer Besitzer wird, tritt er bereits jetzt seinen Herausgabeanspruch gegen Dritte an GE CAPITAL ab. GE CAPITAL nimmt diese Abtretung hiermit an.

**10.2** Der KUNDE wird die Papiere – soweit erforderlich – mit seinem Indossament versehen und die dazugehörigen Unterlagen unverzüglich GE CAPITAL abliefern. Der KUNDE hat bis zur Herausgabe an GE CAPITAL alle Maßnahmen, die zum Erhalt der Rechte aus den Papieren erforderlich sind, zu ergreifen.

Der KUNDE bevollmächtigt GE CAPITAL hiermit, Wechsel in Vertretung des KUNDEN zu unterzeichnen und Wechsel und Schecks im Namen des KUNDEN zu indossieren.

**10.3** GE CAPITAL ist berechtigt, jedoch nicht verpflichtet, Schecks, Lastschriften und Wechsel vorbehaltlich ihrer Einlösung sofort gutzuschreiben. Werden die maßgeblichen Papiere nicht unwiderruflich eingelöst, so sind die zugrunde liegenden *Forderungen* so zu behandeln, als ob sie ursprünglich nicht bezahlt wurden.

**11. SICHERUNGS- UND NEBENRECHTE; VERSICHERUNGSANSPRÜCHE**

**11.1** Der KUNDE überträgt hiermit an die dies annehmende GE CAPITAL alle Recht und Ansprüche, die dem KUNDEN (außer der *Forderung* selbst) aus oder im Zusammenhang mit dem jeweiligen Vertrag mit dem *Abnehmer* zustehen, insbesondere:

(a) alle Eigentums- und Anwartschaftsrechte in Bezug auf die abgetretenen *Forderungen*, die dem KUNDEN zustehen oder die er erwirbt und die teilweise in Rechnungen, bezogen auf die abgetretenen *Forderungen*, festgelegt sind, wobei der KUNDE zur Weiterveräußerung der jeweiligen (Vermögens-)Gegenstände an den *Abnehmer* berechtigt bleibt,

(b) alle Ansprüche auf Lieferung dieser (Vermögens-)Gegenstände, insbesondere im Falle der Rückabwicklung des Vertrages sowie das Recht, vom Vertrag zurückzutreten,

(c) im Falle des Versendungskaufes, die Ansprüche gegen den Transporteur und das Verfolgungsrecht,

(d) alle Rechte des KUNDEN, die infolge eines verlängerten Eigentumsvorbehalts gemäß Ziffer 21 (d) entstehen, insbesondere der Anspruch des *Abnehmers* aus dem Wiederverkauf der jeweiligen (Vermögens-)Gegenstände,

(e) das Recht des KUNDEN im Falle einer Insolvenz des *Abnehmers*, den Insolvenzverwalter zur Ausübung seiner Rechte aufzufordern.

Soweit die Übertragung von besonderen Voraussetzungen abhängig ist, verpflichtet sich der KUNDE, sie in der erforderlichen Weise vorzunehmen.

Soweit der KUNDE noch oder wieder unmittelbarer Besitzer solcher (Vermögens-)Gegenstände ist, verwahrt er diese für GE CAPITAL unentgeltlich und getrennt von anderen Waren und verzichtet auf Aufwendungsersatzansprüche.

**11.2** Der KUNDE und GE CAPITAL sind sich darüber einig, dass GE CAPITAL ein Pfand- sowie ein Zurückbehaltungsrecht in Bezug auf die Sicherheiten und Sachen zusteht, welches GE CAPITAL im Rahmen der Geschäftsbeziehung mit dem KUNDEN erworben hat oder erwirbt.

GE CAPITAL erwirbt auch ein Pfandrecht und ein Zurückbehaltungsrecht im Hinblick auf die Ansprüche aus der Geschäftsverbindung (z.B. Kontoguthaben), die der Kunde gegen GE CAPITAL erworben hat oder erwerben wird.

Das Pfandrecht sowie das Zurückbehaltungsrecht dienen der Sicherung aller bestehenden, künftigen und bedingten Ansprüche, die GE CAPITAL aus der

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business relationship.

If GE CAPITAL acquires control over monies or other assets under the condition that they may only be used for a certain purpose, GE CAPITAL's lien does not extend to such assets and in this case, GE CAPITAL shall not have a retention right.

**11.3** If the realisable value of all security interests not only temporarily exceeds the total amount of all claims arising from the business relationship (Cover Limit), GE CAPITAL shall, at the ORIGINATOR's request, release security interests in the discretion of GE CAPITAL in the amount exceeding the Cover Limit.

When selecting the security interests to be released, GE CAPITAL will consider the legitimate interests of the ORIGINATOR and any third party that provided security for the ORIGINATOR's obligations.

**11.4** GE CAPITAL will only enforce the security interests if the ORIGINATOR is in payment default and a grace period of at least two weeks set by GE CAPITAL before the commencement of enforcement actions has expired to no avail.

The *Receivables* assigned for security purposes are enforced by collection in the *Undisclosed Procedure* and the net proceeds resulting from such enforcement are set off against the ORIGINATOR's obligations owing to GE CAPITAL.

GE CAPITAL will credit the net enforcement proceeds to the *Settlement Account*.

**11.5** If facts emerge which indicate that the payment of a purchased *Receivable* by the *Debtor* may be at risk, the ORIGINATOR must, upon request by and at the expense of GE CAPITAL, take back the relevant goods.

GE CAPITAL may also take possession of the goods or store such goods at a third party's premises.

GE CAPITAL's *Bad Debt Coverage*, if applicable, shall remain unaffected thereby.

The realisation of returned goods shall be for the benefit and at the expense of GE CAPITAL who will also determine the method of enforcement.

**11.6** The ORIGINATOR shall use its best efforts to support GE CAPITAL without remuneration in enforcing and realising all security interests, rights and claims.

**11.7** The ORIGINATOR undertakes to structure its credit insurance policy such that in each year, the maximum annual indemnification amount under the relevant credit insurance is sufficient to cover the applicable credit limit of the top five debtors of each ORIGINATOR in respect of this agreement.

Any changes to the terms of the insurance policies and any changes to the insurance companies need to be prior approved by GE CAPITAL, and such approval may not be unreasonably withheld.

The ORIGINATOR and GE CAPITAL shall enter into an additional agreement with respect to the assignment of claims under trade credit insurances, as set out in Annex 3 (*Trade Credit Insurance Agreement*), and will enter into specific trade credit insurance assignment agreements, for each trade credit insurer (*Warenkreditversicherer*) substantially in the form set out in Annex 4 (*Assignment Agreements on Trade Credit Insurance*) hereto.

The ORIGINATOR undertakes to notify each trade credit insurer (*Warenkreditversicherer*) of the assignment pursuant to this clause in substantially the form as set out in Annex 4 (*As Assignment Agreements on Trade Credit Insurance*).

**C. FACTORING PROCEDURE**

**12. FULL-SERVICE, INTER-CREDIT®, SMART-SERVICE**

**12.1** Schedule 1 (Terms and Conditions) sets out whether the accounts receivable bookkeeping and dunning procedure follow the rules of *Full-Service-Factoring, Inter-Credit®-Factoring* or *Smart-Service-Factoring*.

**12.2** The following rules apply to the bookkeeping:

In all instances, the ORIGINATOR transfers the data relating to *Receivables*,

Geschäftsverbindung gegen den KUNDEN zustehen.

Wenn GE CAPITAL die Herrschaft über Gelder oder andere Werte erwirbt, die nur für einen bestimmten Zweck verwendet werden sollen, wird sich das Pfandrecht von GE CAPITAL nicht auf solche Werte erstrecken und in einem solchen Fall soll GE CAPITAL auch kein Zurückbehaltungsrecht zustehen.

**11.3** Wenn der realisierbare Wert aller Sicherheiten den Gesamtbetrag aller Ansprüche (Deckungsgrenze) nicht nur vorübergehend übersteigt, hat GE CAPITAL auf Verlangen des KUNDEN Sicherheiten nach Wahl von GE CAPITAL freizugeben, und zwar in Höhe des die *Deckungsgrenze* übersteigenden Betrages.

GE CAPITAL wird bei der Auswahl der freizugebenden Sicherheiten auf die berechtigten Interessen des KUNDEN und eines dritten Sicherungsgebers, der für die Verbindlichkeiten des KUNDEN Sicherheiten bestellt hat, Rücksicht nehmen.

**11.4** GE CAPITAL wird ihr gestellte Sicherheiten nur verwerten, wenn der KUNDE sich in Zahlungsverzug befindet und eine von GE CAPITAL vor dem Beginn der Zwangsvollstreckung gesetzte Nachfrist von mindestens zwei Wochen fruchtlos abgelaufen ist.

Die Verwertung der zur Sicherheit abgetretenen *Forderungen* erfolgt durch deren Einzug im *Stillen Verfahren* und Verrechnung der Reinerlöse aus dem Einzug mit den Verbindlichkeiten des KUNDEN bei GE CAPITAL.

GE CAPITAL wird den Reinerlös aus der Verwertung dem *Kundenabrechnungskonto* gutschreiben.

**11.5** Der KUNDE muss auf Weisung und auf Kosten von GE CAPITAL die betreffende Ware zurücknehmen, wenn Tatsachen bekannt werden, die eine Bezahlung einer gekauften *Forderung* durch den *Abnehmer* als gefährdet erscheinen lassen.

GE CAPITAL kann die Ware auch in Besitz nehmen oder bei einem Dritten einlagern.

Die *Delkrederehaftung* von GE CAPITAL soll, sofern einschlägig, hiervon unberührt bleiben.

Die Verwertung der zurückgenommenen Ware erfolgt zu Gunsten und auf Kosten von GE CAPITAL, die auch die Art und Weise der Verwertung bestimmt.

**11.6** Der KUNDE hat sich unentgeltlich nach besten Kräften zu bemühen, GE CAPITAL bei der Durchsetzung und Verwertung sämtlicher Sicherheiten, Rechte und Ansprüche zu unterstützen.

**11.7** Der KUNDE verpflichtet sich, seine Kreditversicherungen so zu strukturieren, dass in jedem Jahr der maximale jährliche Entschädigungsbetrag der jeweiligen Kreditversicherung zur Deckung des maßgeblichen Kreditlimits der Top-Five-Abnehmer des KUNDEN im Hinblick auf diesen Vertrag ausreicht.

Alle Änderungen der Versicherungsbedingungen und alle Wechsel der Versicherungsunternehmen bedürfen der vorherigen Einwilligung von GE CAPITAL, die nicht unbillig verweigert werden darf.

Der KUNDE und GE CAPITAL schließen einen zusätzliche Vertrag über die Abtretung von Ansprüchen aus den Warenkreditversicherungen ab, wie sie in Anlage 3 (*Warenkreditversicherungsvertrag*) festgelegt sind, und werden spezielle Warenkreditversicherungsabtretungsverträge für jeden Warenkreditversicherer abschließen, die im Wesentlichen denen im Anhang 4 (*Warenkreditversicherungsabtretungsvertrag*) entsprechen.

Der KUNDE verpflichtet sich, jeden Warenkreditversicherer von der Abtretung gemäß dieser Ziffer in der Form, die im Wesentlichen der in Anlage 4 festgelegten Form (*Warenkreditversicherungsabtretungsvertrag*) entspricht, zu unterrichten

**C. FACTORING-VERFAHREN**

**12. FULL-SERVICE, INTER-CREDIT®, SMART-SERVICE**

**12.1** Aus Anhang 1 (Konditionen) ist ersichtlich, ob die Debitorenbuchhaltung und das Mahnwesen nach Maßgabe des *Full-Service-Factoring*, des *Inter-Credit®-Factoring* oder des *Smart-Service-Factoring* erfolgt.

**12.2** Für die Buchhaltung gilt:

In allen Fällen übermittelt der KUNDE die Daten zu den *Forderungen*, wie

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such as invoices, credit notes, debit notes and *Notifications of Dispute* by submitting the relevant documents and/or through *Factoring-Satzaufbau* and/or by manually entering data of invoices/credit notes online in *Factorlink*.

In the *Full-Service-Factoring* and *Smart-Service-Factoring* procedures, the *Debtors'* payments are booked directly by GE CAPITAL to the *Debtors' Accounts*.

In the *Inter-Credit®-Factoring* procedure, the *Debtors'* payments shall be booked by GE CAPITAL to the *Incoming Payment Settlement Account*. Any accounting documents that GE CAPITAL may have shall be delivered to the ORIGINATOR who books the payments on the debits side and relates them to the relevant invoices. At least once a week, the ORIGINATOR shall send its complete *Open Items File* to GE CAPITAL through *Factoring-Satzaufbau*. Upon receipt of such data, GE CAPITAL will perform a *Reconciliation Process* and will adjust all other *Accounts* kept in connection with the factoring arrangement.

In the *Inter-Credit®-Factoring* procedure, the ORIGINATOR must keep the accounts receivable books in such a manner that arrears of postings are avoided and that the *Open Items File* is correct and up-to-date on a daily basis.

**12.3** The following rules apply to the dunning procedure:

If the *Debtor* fails to pay the relevant *Receivable* on the due date, 3 dunning runs in cycles of 14 days will generally be performed. If the relevant *Receivable* is not completely discharged within a period of 60 days after its due date, GE CAPITAL may initiate the *Collection Procedure* in accordance with and subject to clause 16.

In the *Full-Service-Factoring* procedure, GE CAPITAL performs the dunning procedure, in the *Smart-Service-Factoring* and the *Inter-Credit®-Factoring* procedures, the ORIGINATOR performs the dunning procedure.

In the *Inter-Credit®-Factoring* and *Smart-Service-Factoring* procedures, the ORIGINATORS must perform the dunning procedure in such a manner that arrears of reminders are avoided.

**13. DISCLOSED / UNDISCLOSED PROCEDURE**

**13.1** Schedule 1 (Terms and Conditions) sets out whether the *Disclosed Procedure* or the *Undisclosed Procedure* applies.

**13.2** In the *Disclosed Procedure*, the ORIGINATOR will inform its *Debtors* at the *Commencement Date* about the factoring procedure and the assignment of *Receivables* to GE CAPITAL in writing and in the appropriate manner (letter of notification).

Furthermore, the ORIGINATOR will attach to its invoices a clearly visible note of assignment in accordance with schedule 1 (Terms and Conditions).

GE CAPITAL is also entitled to inform the *Debtors* about the factoring arrangement and the assignment and to verify the relevant *Receivables* with the *Debtors*.

To the extent that the parties agree on *Pledged Accounts*, clause 13.3 shall apply mutatis mutandis.

**13.3** In the *Undisclosed Procedure* and until termination pursuant to Clause 14, the ORIGINATOR is entitled to collect and administer *Receivables* in its name and on its behalf within the boundaries of the Credit and Collection Policies (by way of a collection authority (*Einzugsermächtigung*) and to perform all related functions with reasonable care, skill and diligence with the standard of care of a prudent merchant (*Sorgfalt eines ordentlichen Kaufmanns*). The ORIGINATOR shall accept *Debtors'* payments by cashless transactions, if possible, and only into the *Pledged Accounts*.

(a) All invoices and any other relevant correspondence of the ORIGINATOR vis-à-vis its Debtors shall only specify the *Pledged Accounts* as the ORIGINATOR's bank account details. Any *Debtors* that may have been informed otherwise will be advised accordingly by the ORIGINATOR without undue delay.

(b) The ORIGINATOR undertakes to reset all balances on the *Pledged Accounts* prior to the *Commencement Date*.

(c) To secure in particular the claim arising from clause 5, and to secure any and all other present and future claims of GE CAPITAL against the ORIGINATOR arising from the business relationship, the ORIGINATOR shall pledge to GE CAPITAL by way of a separate agreement all claims arising from the *Pledged Accounts* to receive

Rechnungen, Gutschriften, Lastschriften und *Reklamationsanzeigen* durch Übersendung der entsprechenden Unterlagen und/oder *Factoring-Satzaufbau* und/oder durch manuelle Rechnungs-/Gutschriftserfassung online in *Factorlink*.

Im *Full-Service-Factoring* und *Smart-Service-Factoring* erfolgt die Buchung der *Abnehmerzahlungen* direkt durch GE CAPITAL auf den *Debitorenkonten*.

Beim *Inter-Credit®-Factoring* werden die Abnehmerzahlungen von GE CAPITAL auf dem *Kundenabrechnungskonto* gebucht. Die GE CAPITAL verfügbaren Buchungsunterlagen werden dem KUNDEN überlassen, der die Zahlungen debitorisch bucht und den jeweiligen Rechnungen zuordnet. Mindestens einmal pro Woche übermittelt der KUNDE seine gesamte *Offene Posten Datei* durch *Factoring-Satzaufbau* an GE CAPITAL. GE CAPITAL wird nach Erhalt dieser Daten einen *Stülpvorgang* vornehmen und auch alle übrigen im Factoring geführten *Konten* ausgleichen.

Beim *Inter-Credit®-Factoring* muss der KUNDE die Forderungsbücher in einer Weise erhalten, dass Buchungsrückstände vermieden werden und die *Offene Posten Datei* richtig und tagesaktuell ist.

**12.3** Für das Mahnwesen gilt:

Zahlt der *Abnehmer* bei Fälligkeit der jeweiligen Forderung nicht, so erfolgen regelmäßig 3 Mahnläufe im 14-Tage-Rythmus. Ist die jeweilige *Forderung* 60 Tage nach Fälligkeit der *Forderung* noch nicht vollständig ausgeglichen, wird GE CAPITAL das *Inkassoverfahren* gemäß und in Übereinstimmung mit Ziffer 16 einleiten.

Im *Full-Service-Factoring* mahnt GE CAPITAL, im *Smart-Service-Factoring* und im *Inter-Credit®-Factoring* mahnt der KUNDE.

Im *Inter-Credit®-Factoring* und *Smart-Service-Factoring* muss der KUNDE das Mahnverfahren in einer Art und Weise ausführen, dass Mahnrückstände vermieden werden.

**13. OFFENES / STILLES VERFAHREN**

**13.1** Aus Anhang 1 (Konditionen) ist ersichtlich, ob das *Offene Verfahren* oder das *Stille Verfahren* angewandt wird.

**13.2** Im *Offenen Verfahren* wird der KUNDE seine *Abnehmer* bei *Vertragsbeginn* schriftlich in geeigneter Form (Notifikationsbrief) über das Factoringverfahren und die Abtretung der *Forderungen* an GE CAPITAL unterrichten.

Außerdem wird der KUNDE auf seinen Rechnungen den Abtretungsvermerk gemäß Anhang 1 (Konditionen) anbringen.

GE CAPITAL ist auch berechtigt, die *Abnehmer* über das Factoringverhältnis und die Abtretung zu unterrichten, sowie die jeweiligen *Forderungen* bei den *Abnehmern* zu verifizieren.

Soweit die Einrichtung von *Verpfändeten Bankkonten* vereinbart ist, gilt für diese Ziffer 13.3 entsprechend.

**13.3** Im *Stillen Verfahren* und bis zur Kündigung gemäß Ziffer 14 ist der KUNDE verpflichtet, *Forderungen* im eigenen Namen und im eigenen Auftrag innerhalb der Grenzen der Gutschrifts- und Einziehungsbestimmungen (*Credit and Collection Policies*) (durch Einzugsermächtigung) einzuziehen und zu verwalten und alle damit zusammenhängenden Aufgaben mit angemessener Vorsicht, Fertigkeit und Sorgfalt, die denen eines ordentlichen Kaufmanns entsprechen müssen, zu erfüllen. Der KUNDE akzeptiert Abnehmerzahlungen nur, wenn sie, wenn möglich, bargeldlos und nur auf die *verpfändeten Konten* geleistet werden.

(a) Alle Rechnungen und jeder andere relevante Schriftverkehr des KUNDEN gegenüber seinen *Abnehmern* dürfen als Bankverbindung ausschließlich das *Verpfändete Konto* enthalten. *Abnehmer*, die anders informiert sein könnten, wird der KUNDE unverzüglich entsprechend unterrichten.

(b) Der KUNDE verpflichtet sich, alle Salden der *Verpfändeten Konten* vor *Vertragsbeginn* auf Null zu stellen.

(c) Zur Sicherung, insbesondere des Anspruchs gemäß Ziffer 5 und zur Sicherung aller übrigen gegenwärtigen und künftigen Ansprüche von GE CAPITAL gegen den KUNDEN aus diesem Vertragsverhältnis, verpfändet der KUNDE gemäß separater Vereinbarung seine Ansprüche aus den *Verpfändeten Bankkonten* auf Auszahlung aller

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any existing or future balances (credits) to which the ORIGINATOR may be entitled in connection with settlements under the relevant current account relationship, as well as any claims arising from the giro contract to receive daily balances standing to the credit on the *Pledged Accounts* which may arise between the settlements of accounts and all claims to credit entries with respect to any amount received (Account list in Section 8 of Schedule 1 (*Terms and Conditions*)).

(d) The parties hereby agree on the following collection arrangement: GE CAPITAL is – in particular prior to the occurrence of an enforcement event – entitled to solely collect the amounts standing to the credit of the *Pledged Accounts*. The ORIGINATOR may only demand payment to GE CAPITAL.

(e) The ORIGINATOR and GE CAPITAL agree that the *Pledged Accounts* are held by the ORIGINATOR as trustee for GE CAPITAL in its own name, but for the sole purpose of creating a security interest for GE CAPITAL (trust arrangement). The amounts received and standing to the credit of the *Pledged Accounts* shall serve the sole purpose of being transferred to GE CAPITAL. The ORIGINATOR undertakes not to dispose of any credit balance on the *Pledged Accounts* in any other way and not to charge or debit the *Pledged Accounts*. If any payments from *Debtors* are received on any account other than the *Pledged Accounts*, the ORIGINATOR hereby undertakes to transfer such amounts directly to GE CAPITAL or to a *Pledged Account*.

**13.4**

(a) The ORIGINATOR undertakes to notify each credit institution that keeps any of the *Pledged Accounts* of the pledge and the trust arrangement, to release such credit institution vis-à-vis GE CAPITAL from the Banking Secrecy with respect to the *Pledged Accounts* and to use its reasonable efforts to provide a declaration from any such credit institution to GE CAPITAL pursuant to which the relevant credit institution:

- acknowledges the pledge including the collection arrangement and undertakes not to allow any disposals deviating from the collection arrangement,
- waives any retention and set-off rights that it may have with respect to the *Pledged Accounts*, abandons or subordinates to GE CAPITAL's pledge any pledge it may have and agrees not to credit any payments allotted to the *Pledged Accounts* to any other accounts; provided that the charging of the *Pledged Accounts* with customary fees, costs, reverse bookings and conditional bookings may be stipulated,
- undertakes to keep GE CAPITAL continuously informed about the *Pledged Accounts* by delivery of account statements and, on request, by delivery of the relevant receipts, and to allow GE CAPITAL to obtain information by retrieving digital data.

(b) The ORIGINATOR warrants by way of an independent guarantee that following performance of clause 13.4 (a) no third party rights exist with respect to the pledged rights and claims other than a subordinated pledge in favour of the account bank(s) and except for pledges in favour of account bank(s) with respect to claims arising from and relating to: (a) cancellation and correction entries, (b) reversals of reserved bookings (e.g. check or direct debit) and unintentional payments, and (c) fees and other account charges or fees in the context of normal business, provided, however, that such claims as set out in (a) – (c) above arise in connection with the relevant *Pledged Account* and do not derive from a different relationship between the ORIGINATOR and the account bank, if applicable.

(c) The ORIGINATOR undertakes to inform GE CAPITAL immediately if any third party asserts any such right.

(d) The ORIGINATOR authorises GE CAPITAL to notify the relevant credit institution of the pledge and to receive the declaration referred to in clause 13.4 (a) above, on behalf of the ORIGINATOR.

**13.5** GE CAPITAL is entitled to conduct regular balance acknowledgement procedures with *Debtors*.

gegenwärtigen und künftigen Überschüsse, die dem KUNDEN bei Saldoziehung aus dem in laufender Rechnung (Kontokorrent) geführten Konto/Konten zustehen, sowie auch die Ansprüche aus dem Girovertrag auf fortlaufende Auszahlung des sich zwischen den Rechnungsabschlüssen ergebenden Tagesguthabens sowie alle Ansprüche auf Gutschriften an GE CAPITAL (Kontenliste in Ziffer 8 des Anhangs 1 (*Konditionen*)).

(d) Hiermit wird folgende Einziehungsvereinbarung getroffen: GE CAPITAL ist, insbesondere vor dem Eintritt der Verwertung, allein zur Einziehung aller Beträge des *Verpfändeten Kontos* berechtigt. Der Kunde darf Zahlung nur an GE CAPITAL verlangen.

(e) Der KUNDE und GE CAPITAL sind sich darüber einig, dass die Verpfändeten Bankkonten vom KUNDEN als Treuhänder für GE CAPITAL im eigenen Namen aber lediglich zu Sicherungszwecken im Interesse von GE CAPITAL geführt werden (Treuhandvereinbarung). Die Gelder auf den *Verpfändeten Bankkonten* dienen nur dem Zweck ihrer Weiterleitung an GE CAPITAL. Der Kunde verpflichtet sich, jede andere Verfügung über Ansprüche aus Guthaben zu unterlassen und keine Belastungen der *Verpfändeten Bankkonten* vorzunehmen. Sollten *Abnehmerzahlungen* auf anderen als den *Verpfändeten Bankkonten* eingehen, verpflichtet sich der KUNDE, diese direkt an GE CAPITAL oder auf ein *Verpfändetes Bankkonto* weiterzuleiten.

**13.4**

(a) Der KUNDE verpflichtet sich, jedem Kreditinstitut, bei dem ein *Verpfändetes Bankkonto* geführt wird, die Verpfändung und die Treuhandvereinbarung anzuzeigen, es vom Bankgeheimnis gegenüber GE CAPITAL in Bezug auf die *Verpfändeten Bankkonten* zu befreien und angemessene Anstrengungen anzuwenden, die *Erklärung* des Kreditinstituts gegenüber GE CAPITAL beizubringen, wonach das jeweilige Kreditinstitut:

- die Verpfändung einschließlich der Einziehungsvereinbarung anerkennt und sich verpflichtet, davon abweichende Verfügungen nicht zuzulassen,
- bezüglich der *Verpfändeten Bankkonten* auf etwa ihm zustehende Zurückbehaltungs- und Aufrechnungsrechte verzichtet, ein etwa bestehendes eigenes Pfandrecht aufgibt oder nachrangig stellt und für *verpfändete Bankkonten* bestimmte Zahlungen nicht anderen Konten gutschreibt; die Belastung mit üblichen Gebühren, Kosten, Rückbuchungen und bedingte Buchungen kann vorbehalten bleiben,
- GE CAPITAL durch Kontoauszüge und auf Anforderung auch durch die zugehörigen Belege über die *Verpfändeten Bankkonten* fortlaufend unterrichtet und GE CAPITAL die Möglichkeit einräumt, sich durch Abrufen digitaler Daten zu informieren.

(b) Der KUNDE garantiert im Wege eines selbstständigen Garantieversprechens, dass nach Erfüllung von Ziffer 13.4 (a) keine Rechte Dritter an den verpfändeten Rechten und Ansprüchen bestehen, mit der Ausnahme eines etwaigen nachrangigen AGB-Pfandrecht der kontoführenden Bank und mit Ausnahme eines etwaigen Pfandrechts der der kontoführenden Bank, im Hinblick auf Ansprüche, die entstehen aus und sich beziehen auf: (a) Stornierungs- und Korrektureinträge, (b) Rückbelastungen vorbehaltener Buchungen (z.B. Scheck oder Lastschrift) und unbeabsichtigten Zahlungen, und (c) Gebühren und anderen Kontogebühren und Gebühren im ordentlichen Geschäftsverkehr, vorausgesetzt jedoch, dass diese in (a) - (c) aufgeführten Ansprüche im Zusammenhang mit dem jeweiligen *verpfändeten Konto* entstehen und, falls zutreffend, nicht von einer anderen Beziehung zwischen dem KUNDEN und der kontoführenden Bank herrühren.

(c) Der KUNDE verpflichtet sich, umgehend GE CAPITAL zu verständigen, wenn Dritte solche Rechte geltend machen.

(d) GE CAPITAL ist bevollmächtigt, die Verpfändung gegenüber dem jeweiligen Kreditinstitut anzuzeigen und die Erklärung gemäß Ziffer 13.4 (a) auch im Namen des KUNDEN vorzunehmen.

**13.4** GE Capital ist berechtigt, regelmäßig Saldenbestätigungsverfahren mit den *Abnehmern* durchzuführen

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GE CAPITAL will send an account statement setting out the *Receivables* which, to GE CAPITAL's knowledge, are unsettled at the relevant date, including the account balance resulting therefrom, accompanied with a request to the relevant *Debtor* to confirm the balance set out therein to be accurate and the relevant *Receivables* to be *Eligible*.

For the duration of the *Undisclosed Procedure*, the request to confirm the account balances is made in the name of the ORIGINATOR by an auditor appointed by GE CAPITAL as trustee for GE CAPITAL. The ORIGINATOR will grant a relevant power of attorney to the trustee for submission to the *Debtor*. The trustee will inform GE CAPITAL comprehensively about the results of the balance acknowledgement procedure.

**14. CHANGE OF PROCEDURE BY PARTIAL TERMINATION**

**14.1** GE CAPITAL is only entitled to an extraordinary partial termination in writing of the *Inter-Credit®-Factoring* and/or the *Undisclosed Procedure* without observation of a termination period, if the conditions of Clause 26.2 are fulfilled.

**14.2** Upon effectiveness of a partial termination of the *Inter-Credit®-Factoring*, the Factoring Agreement shall continue as *Full-Service-Factoring*, upon partial termination of the *Undisclosed Procedure* as *Disclosed Procedure*, respectively.

**14.3** Upon receipt of an ordinary partial termination pursuant to clause 14.1, the ORIGINATOR is entitled to terminate the Factoring Agreement by giving 5 *Business Days'* notice prior to the date on which the partial termination takes effect. Clause 26.3 shall apply accordingly.

**14.4** At the ORIGINATOR's request, GE CAPITAL will not disclose the assignment notwithstanding a termination of the *Undisclosed Procedure* if and as long as the claims owing to GE CAPITAL arising from the business relationship with the ORIGINATOR are unappealably satisfied (*erfüllt*).

**14.5** GE CAPITAL is entitled to terminate the *Smart-Service-Factoring* by written notice, applying clause 14.1 mutatis mutandis. Upon effectiveness of a partial termination, the Factoring Agreement shall continue as *Full-Service-Factoring*; clause 14.3 shall also apply mutatis mutandis.

**15. QUARTERLY ACCOUNT STATEMENT, TACIT RATIFICATION, TIME LIMIT FOR OBJECTIONS**

**15.1** GE CAPITAL shall, within 10 days following the end of each calendar quarter, send the *Quarterly Account Statement* to the ORIGINATOR.

**15.2** The ORIGINATOR must raise any objections concerning the incorrectness or incompleteness of a *Quarterly Account Statement* no later than 6 weeks following receipt thereof; if such objections are made in writing, dispatch thereof during the 6-week-period shall suffice.

Failure to make objections in due time will be considered an approval of the *Quarterly Account Statement*. When issuing the *Quarterly Account Statement*, GE CAPITAL will expressly refer the ORIGINATOR to this consequence.

The ORIGINATOR is also entitled to request correction of the *Quarterly Account Statement* after the expiry of the 6-week-period, but must prove in that instance that its account was either unlawfully (unrechtmäßig) debited or not credited.

**15.3** To the extent that GE CAPITAL has a repayment claim against the ORIGINATOR, GE CAPITAL may reverse incorrect credit entries on all accounts of the ORIGINATOR by way of a debit entry prior to the issue of the next *Quarterly Account Statement* (reverse entry); in this case, the ORIGINATOR may not object to the debit entry on the grounds of having already disposed of an amount equivalent to the credit entry.

If GE CAPITAL discovers an incorrect credit entry only after a *Quarterly Account Statement* has been issued and if GE CAPITAL has a repayment claim against the ORIGINATOR, it will make a correction entry in the amount of such claim.

If the ORIGINATOR objects to the correction entry, GE CAPITAL will re-credit the account with the amount in dispute and pursue its repayment claim separately.

GE CAPITAL will immediately notify the ORIGINATOR of any reverse entries and correction entries made by it. With respect to the calculation of interest, the entries will take retroactive effect to the day on which the incorrect entry was made.

GE CAPITAL verschickt einen Kontoauszug über die nach ihrer Kenntnis zum Stichtag offenen *Forderungen* einschließlich des sich daraus ergebenden Saldos, verbunden mit der Aufforderung an den jeweiligen *Abnehmer*, diesen Saldo als zutreffend und die *Forderung* als *einwandfrei* zu bestätigen.

Für die Dauer des *stillen Verfahrens* erfolgt regelmäßig die Aufforderung zur Saldenbestätigung unter dem Namen des KUNDEN durch einen von GE CAPITAL benannten Prüfer als Treuhänder für GE CAPITAL. Der KUNDE stellt dem Treuhänder eine entsprechende Vollmacht zur Vorlage beim *Abnehmer* aus. Der Treuhänder informiert GE CAPITAL umfassend über die Ergebnisse des Saldenbestätigungsverfahrens.

**14. VERFAHRENSWECHSEL DURCH TEILKÜNDIGUNG**

**14.1** GE CAPITAL hat ohne Einhaltung einer Kündigungsfrist nur das Recht zu einer außerordentlichen Kündigung des *Inter-Credit®-Factorings* und/oder des *stillen Verfahrens*, die der Schriftform entsprechen muss, wenn die Bedingungen der Ziffer 26.2 erfüllt sind.

**14.2** Mit Wirksamwerden einer Teilkündigung des *Inter-Credit®-Factoring* setzt sich der Factoringvertrag als *Full-Service-Factoring*, bzw. bei Teilkündigung des *stillen Verfahrens*, als *offenes Verfahren* fort.

**14.3** Nach dem Zugang einer ordentlichen Teilkündigung nach Ziffer 14.1 hat der KUNDE das Recht, den Factoringvertrag mit einer Frist von mindestens 5 *Geschäftstagen* vor dem Zeitpunkt, auf den gekündigt ist, zu kündigen. Ziffer 26.3 gilt entsprechend.

**14.4** Auf Wunsch des KUNDEN wird GE CAPITAL ungeachtet der Kündigung des *Stillen Verfahrens* die Abtretung nicht offenlegen, wenn und solange die GE CAPITAL zustehenden Ansprüche, die aus einer Geschäftsbeziehung mit dem KUNDEN herrühren, unanfechtbar erfüllt sind.

**14.5** GE CAPITAL kann das *Smart-Service-Factoring* schriftlich kündigen; Ziffer 14.1 gilt entsprechend. Mit dem Wirksamwerden einer Teilkündigung setzt sich der Factoringvertrag als *Full-Service-Factoring* fort; Ziffer 14.3 gilt ebenfalls entsprechend

**15. QUARTALSABSCHLUSS, GENEHMIGUNG DURCH SCHWEIGEN, FRIST FÜR EINWENDUNGEN**

**15.1** GE CAPITAL übersendet dem KUNDEN innerhalb von 10 Tagen nach Abschluss des Quartals den *Quartalsabschluss*.

**15.2** Der KUNDE hat Einwendungen wegen Unrichtigkeit oder Unvollständigkeit eines *Quartalsabschlusses* spätestens vor Ablauf von 6 Wochen nach dessen Zugang zu erheben; macht er seine Einwendungen schriftlich geltend, genügt die Absendung innerhalb der 6-Wochen-Frist.

Das Unterlassen rechtzeitiger Einwendungen gilt als Genehmigung des *Quartalsabschlusses*. Auf diese Folge wird GE CAPITAL bei Erteilung des *Quartalsabschlusses* besonders hingewiesen.

Der KUNDE kann auch nach Ablauf der 6-Wochen-Frist eine Berichtigung des *Quartalsabschlusses* verlangen, muss dann aber beweisen, dass sein Konto unrechtmäßig entweder belastet oder eine ihm zustehende Gutschrift nicht erteilt wurde.

**15.3** Soweit GE CAPITAL ein Rückzahlungsanspruch gegen den KUNDEN zusteht, kann GE CAPITAL fehlerhafte Gutschriften auf allen Konten des KUNDEN durch eine Belastungsbuchung vor dem nächsten *Quartalsabschluss* rückgängig machen (Stornobuchung); der KUNDE kann in diesem Fall gegen die Belastungsbuchung nicht einwenden, dass er in Höhe der Gutschrift bereits verfügt hat.

Stellt GE CAPITAL eine fehlerhafte Gutschrift erst nach einem *Quartalsabschluss* fest und steht ihr ein Rückzahlungsanspruch gegen den KUNDEN zu, so wird sie in Höhe dieses Anspruchs eine Berichtigungsbuchung durchführen.

Erhebt der KUNDE gegen die Berichtigungsbuchung Einwendungen, so wird GE CAPITAL den Betrag dem Konto wieder gutschreiben und ihren Rückzahlungsanspruch gesondert verfolgen.

Über Storno- und Berichtigungsbuchungen wird GE CAPITAL den KUNDEN unverzüglich unterrichten. Die Buchungen nimmt GE CAPITAL hinsichtlich der Zinsberechtigung rückwirkend zu dem Tag vor, an dem die fehlerhafte Buchung durchgeführt wurde.

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**16. COLLECTION PROCEDURE**

**16.1** If any *Receivables* remain unsettled after the third dunning letter, GE CAPITAL will initiate the *Collection Procedure*.

**16.2** GE CAPITAL shall inform the ORIGINATOR about any developments in the *Collection Procedure* if necessary, and shall, in the event of any disputes raised by the *Debtor*, give the ORIGINATOR the opportunity to provide comments thereon and introduce such comments in the procedure. GE CAPITAL shall enter into settlement agreements concerning the *Eligibility* of any *Receivable*, or *Receivables* which have not been purchased only with the consent of the ORIGINATOR.

Considering the above, the ORIGINATOR acknowledges that the results of a legal proceeding between GE CAPITAL and the *Debtor* are also binding between GE CAPITAL and the ORIGINATOR.

**16.3** GE CAPITAL shall bear the collection costs for purchased and *Eligible Receivables*, all other costs shall be borne by the ORIGINATOR.

All collection costs are initially debited to the *Settlement Account*. When the *Bad Debt Amount* is provided, GE CAPITAL shall reimburse such amount for the relevant *Receivable*.

GE CAPITAL is entitled to claim an advance in justifiable instances.

**16.4** GE CAPITAL is entitled but shall not be obliged to claim default interest from the *Debtor*. At the ORIGINATOR's request, GE CAPITAL shall assign such claims against the *Debtor* to the ORIGINATOR.

**16.5** The ORIGINATOR is obliged to provide GE CAPITAL with documentation necessary for the *Collection Procedure* and make all relevant disclosures at the latest on the 60th day after the due date of the relevant *Receivable* and shall continue to provide such information immediately upon request during the procedure.

If the ORIGINATOR fails to submit the necessary information in due time, GE CAPITAL may, after having set a reasonable period to provide information, withdraw from the *Receivables Purchase Agreement* relating to the relevant *Receivable*.

GE CAPITAL declares the withdrawal by rebooking the *Receivables* from the *Factoring Account* to the *Special Account*, provided that the ORIGINATOR does not need to receive a notice of such book entry.

**D. GENERAL OBLIGATIONS**

**17. NEGATIVE PLEDGE**

The ORIGINATOR shall not undertake any action or make any declaration intended to create any third party rights in respect of the assigned *Receivables* and ancillary rights, in particular:

(a) security assignments of *Receivables*;

(b) collection authorisations of any kind in relation to the *Receivables*.

**18. INCREASED FIDUCIARY DUTY AND DUTY OF CARE**

In the *Undisclosed Procedure*, *Inter-Credit®-Factoring* and *Smart-Service-Factoring* procedure, the ORIGINATOR has an increased fiduciary duty and the duty of care of a prudent merchant (*Sorgfalt eines ordentlichen Kaufmanns*), and must exercise such duties in such a manner that GE CAPITAL is in no worse position than if GE CAPITAL had performed the relevant task itself, or the assignment had been disclosed, as the case may be.

**19. INFORMATION UNDERTAKING**

**19.1** The ORIGINATOR must, at GE CAPITAL's request, deliver to GE CAPITAL all records that document the *Receivables* offered for purchase, such as bills of delivery, contracts, order confirmations etc.

**19.2** The ORIGINATOR shall inform GE CAPITAL without undue delay of any circumstances relating to the ORIGINATOR's enterprise which could reasonably be expected to have a material adverse effect on the ORIGINATOR or its business or financial condition or on its ability to perform its obligations under this Agreement:

The ORIGINATOR shall submit to GE CAPITAL:

(a) financial information, consisting of:

**16. INKASSOVERFAHREN**

**16.1** Wenn *Forderungen* nach der dritten Mahnung noch offen sind, so leitet GE CAPITAL das *Inkassoverfahren* ein.

**16.2** GE CAPITAL wird den KUNDEN über den Verlauf des *Inkassoverfahrens* bei Bedarf unterrichten und bei Reklamationen des *Abnehmers* Gelegenheit zur Stellungnahme geben und diese in das Verfahren einführen. Vergleiche, die nicht angekaufte *Forderungen* oder die *Einwandfreiheit* der *Forderung* betreffen, wird GE CAPITAL nur im Einverständnis mit dem KUNDEN abschließen.

Unter Berücksichtigung des Vorstehenden ist der KUNDE an die Ergebnisse eines Rechtsstreits zwischen GE CAPITAL und dem Abnehmer ebenso gebunden, wie zwischen GE CAPITAL und dem KUNDEN.

**16.3** Die Inkassokosten für gekaufte und *einwandfreie Forderungen* trägt GE CAPITAL, im Übrigen trägt sie der KUNDE.

Die Inkassokosten werden zunächst dem *Kundenabrechnungskonto* belastet. Bei Leistung des *Delkrederebetrags* erfolgt in Bezug auf die betreffende *Forderung* eine entsprechende Erstattung.

In begründeten Fällen ist GE CAPITAL berechtigt, einen Vorschuss zu verlangen.

**16.4** Zur Geltendmachung von Verzugszinsen gegen den *Abnehmer* ist GE CAPITAL berechtigt, jedoch nicht verpflichtet. Auf Anforderung des KUNDEN tritt GE CAPITAL diese Ansprüche gegen den *Abnehmer* an den KUNDEN ab.

**16.5** Der Kunde ist verpflichtet, GE CAPITAL bis spätestens zum 60. Tag nach Fälligkeit der betreffenden *Forderung* alle für das *Inkassoverfahren* erforderlichen Informationen zu übergeben und während des Verfahrens auf Anfrage unverzüglich alle erforderlichen Informationen zu erteilen.

Kommt der KUNDE seiner Verpflichtung zur Erteilung der erforderlichen Informationen nicht nach, so kann GE CAPITAL, wenn sie zuvor erfolglos eine angemessene Frist zur Informationserteilung bestimmt hat, vom *Forderungskaufvertrag* über die betroffene *Forderung* zurücktreten.

Der Rücktritt erfolgt durch Umbuchung der *Forderungen* vom *Factoringkonto* auf das Sonderkonto, ohne dass dem KUNDEN eine gesonderte Buchungsmitteilung zur Verfügung gestellt werden muss.

**D. ALLGEMEINE VERTRAGSPFLICHTEN**

**17. KEINE ANDERWEITIGEN VERFÜGUNGEN**

Der KUNDE hat alle Rechtsgeschäfte zu unterlassen, die darauf gerichtet sind, Dritten in Bezug auf die abgetretenen Forderungen und Nebenrechte Befugnisse irgendwelcher Art einzuräumen, insbesondere:

(a) Sicherungszessionen der *Forderungen*;

(b) Einziehungsberechtigungen jeglicher Art in Bezug auf die *Forderungen*.

**18. ERHÖHTE TREUE UND SCHUTZPFLICHT**

Bei *stillen Verfahren*, dem *Inter-Credit®-Factoring* und beim *Smart-Service-Factoring* hat der KUNDE eine erhöhte Treuepflicht und die Sorgfaltspflicht eines ordentlichen Kaufmanns zu beachten und er muss diesen Pflichten in einer Weise nachkommen, dass GE CAPITAL nicht schlechter steht als wenn GE CAPITAL die jeweilige Aufgabe selbst ausgeführt hätte oder die Abtretung offengelegt worden wäre.

**19. INFORMATIONSERTEILUNG**

**19.1** Der KUNDE wird auf Verlangen von GE CAPITAL, Unterlagen, welche die zum Kauf angebotenen *Forderungen* belegen, wie Lieferscheine, Verträge, Auftragsbestätigungen etc., an GE CAPITAL aushändigen.

**19.2** Der KUNDE ist verpflichtet GE CAPITAL unverzüglich über alle Umstände des Unternehmens des KUNDEN zu unterrichten, die vernünftigerweise erhebliche nachteilige Auswirkungen auf den KUNDEN oder sein Geschäft oder die finanzielle Situation oder seine Fähigkeit zur Erfüllung seiner Verpflichtungen aus diesem Vertrag erwarten lassen:

Der KUNDE übermittelt GE CAPITAL:

(a) Finanzinformationen, bestehend aus:

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(i) unaudited and unreviewed monthly and quarterly balance sheet and related income statement of each ORIGINATOR (on a reporting unit level);

(i) ungeprüften monatlichen und quartalsmäßigen Bilanzaufstellungen und dazugehörigen Gewinn- und Verlustrechnungen jedes KUNDEN (auf Berichtseinheitsebene);

(ii) annual, and to the extent required by applicable laws, audited balance sheet and related income statement of the ORIGINATOR;

(ii) jährlichen, und soweit vom anwendbaren Gesetz vorgeschrieben, geprüften Bilanzen und dazugehörigen Gewinn- und Verlustrechnungen des KUNDEN;

(iii) monthly account payable ledger and, if applicable, monthly tolling report, including but not limited to Tolling/Pseudo Tolling Reimbursement Claims (actual balance at the end of each month);

(iii) monatlichen Listen hinsichtlich offener Posten von Kreditoren und, falls zutreffend, monatlichen Beistellungsberichten, einschließlich aber nicht beschränkt auf Rückvergütungsansprüche aus Materialbeistellung (aktuelle Bilanz am Ende jeden Monats);

(iv) monthly VAT Information

(iv) monatliche *Umsatzsteuerinformationen*

(b) any intended changes with respect to the rights of representation, the shareholding, the constitutional documents and intended changes with respect to *Affiliated Companies*, to the extent that such changes are relevant for the performance of this Agreement;

(b) jede beabsichtigte Veränderung in Bezug auf die Vertretungsverhältnisse, den Gesellschafterbestand, den Gesellschaftsvertrag und die beabsichtigten Veränderungen in Bezug auf die *nahestehenden Unternehmen*, sofern diese für die Erfüllung dieses Vertrages wesentlich sind;

(c) any financing arrangements with any other financial institutions including security agreements, provided such financing (i) exceeds EUR 10,000,000, or (ii) is secured by any kind of security or by a sale of receivables,

(c) wesentliche Änderungen von Kreditvereinbarungen mit anderen Kreditinstituten einschließlich Sicherungsabreden, vorausgesetzt, eine solche Finanzierung (i) übersteigt EUR 10.000.000 oder (ii) ist durch irgend ein Sicherungsmittel oder durch den Verkauf von Forderungen abgesichert,

(d) any restriction of the authorisation to resell retained goods and/or collect *Receivables*, if and to the extent the ORIGINATOR is or should be aware – considering the duty of care of a prudent merchant (Sorgfalt eines ordentlichen Kaufmanns) – of such restriction,

(d) Einschränkungen von Ermächtigungen zur Weiterveräußerung der Vorbehaltsware und/oder zum Einzug der verkauften *Forderungen*, wenn und soweit dem KUNDEN, unter Beachtung der Pflichten und der Sorgfalt eines ordentlichen Kaufmanns, eine solche Einschränkung bewusst ist oder bewusst war,

(e) any substantial deterioration in the ORIGINATOR's general financial and business condition.

(e) jede wesentliche Verschlechterung der allgemeinen Vermögens- und Geschäftssituation des KUNDEN.

**19.3** The ORIGINATOR is obliged to inform GE CAPITAL of any circumstances of which it may become aware concerning the risk of the *Debtor* of being unable to pay debts as they fall due except if the ORIGINATOR is legally prevented from such disclosure and the ORIGINATOR's non compliance with applicable confidentiality agreements will expose the ORIGINATOR to damage claims by its respective *Debtor(s)*.

**19.3** Der KUNDE ist verpflichtet, GE CAPITAL über alle ihm bekannt werdenden Umstände, welche das Risiko der Zahlungsunfähigkeit eines *Abnehmers* betreffen, zu unterrichten, es sei denn, dem KUNDEN ist eine solche Offenlegung gesetzlich untersagt und durch diese Nichtbeachtung betreffenden Vertraulichkeitsvereinbarungen des KUNDEN wird der KUNDE Schadensersatzansprüchen seiner jeweiligen *Abnehmer* ausgesetzt.

**19.4** The ORIGINATOR is obliged to provide GE CAPITAL with all information and documents necessary for GE CAPITAL to perform its obligations under the Anti-Money-Laundering Act and to inform GE CAPITAL without undue delay of any relevant changes during the course of the business relationship.

**19.4** Der KUNDE ist verpflichtet, GE CAPITAL alle notwendigen Informationen und Unterlagen zur Verfügung zu stellen, damit GE CAPITAL seine Verpflichtungen nach dem Anti-Geldwäsche-Gesetz erfüllen kann und GE CAPITAL unverzüglich über wesentliche Änderungen im Laufe der Geschäftsbeziehung zu informieren.

**19.5** The ORIGINATOR undertakes to provide GE CAPITAL with all relevant information pursuant to this clause 19 (*Information Undertaking*) which is to be provided on a monthly/quarterly basis within 45 (forty-five) days after the end of the respective month/calendar quarter, and information which is to be provided annually within 150 (one-hundred-and-fifty) days after the end of the ORIGINATOR's financial year, provided that for the financial year of 2011 the ORIGINATOR shall provide (i) the quarterly information to be provided for 31 March 2011 and 30 June 2011 within 75 (seventy-five) days, and the information to be provided for 30 September 2011 and 31 December 2011 within 60 (sixty) days and (ii) the information to be provided annually (for 31 December 2010) within 180 days.

**19.5** Der KUNDE verpflichtet sich, GE CAPITAL die monatlich/quartalsweise zur Verfügung zu stellenden Informationen innerhalb von 45 (fünfundvierzig) Tagen nach Ablauf des jeweiligen Monats/Kalenderquartals entsprechend dieser Ziffer 19 (*Informationspflicht*) zur Verfügung zu stellen, und die jährlich zur Verfügung zu stellenden Informationen innerhalb von 150 (einhundert-fünfzig) Tagen nach Ablauf des Geschäftsjahres des KUNDEN zur Verfügung zu stellen, mit der Ausnahme, dass der KUNDE für das Geschäftsjahr 2011, (i) die quartalsmäßig zur Verfügung zu stellenden Informationen für die am 31. März 2011 und 30. Juni 2011 endenden Quartale innerhalb von 75 (fünfundsiebzig) Tagen, und die am 30. September 2011 und 31. Dezember 2011 endenden Quartale innerhalb von 60 (sechzig) Tagen zur Verfügung stellt, und (ii) die jährlich (zum 31. Dezember 2010) zur Verfügung zu stellenden Informationen innerhalb von 180 Tagen zur Verfügung stellt.

If in the case of any unforeseeable event or under any exceptional circumstances reasonably evidenced by the ORIGINATOR, the ORIGINATOR should not be able to deliver the annual reports within 150 (one-hundred-and-fifty) days after the end of the financial year, a further cure period shall be mutually agreed between the ORIGINATOR and GE CAPITAL.

Sollte es wegen eines nicht vorhersehbaren Ereignisses oder unter außergewöhnlichen Umständen, die vom KUNDEN vernünftig bewiesen werden, dem KUNDEN nicht möglich sein, die jährlichen Berichte innerhalb von 150 (einhundert-fünfzig) Tagen nach Ablauf des Geschäftsjahres, zur Verfügung zu stellen, werden sich der KUNDE und GE CAPITAL auf eine zusätzliche Heilungsfrist einigen.

## 20. EXTERNAL AUDIT, DECLARATION OF CONSENT

## 20. AUSSENPRÜFUNG, EINWILLIGUNGSERKLÄRUNG

GE CAPITAL is entitled to perform an external audit at the ORIGINATOR's business premises at any time during customary business hours, at least twice per year, whereas GE CAPITAL shall give the ORIGINATOR at least two weeks prior written notice regarding such regular audits, notwithstanding GE CAPITAL's right to perform additional audits without prior notice in case GE CAPITAL has reason to believe that observance of such notice period will adversely affect the interest of GE CAPITAL.

GE CAPITAL ist in den Geschäftsräumen des KUNDEN und zu den üblichen Geschäftszeiten mindestens zweimal pro Jahr zur Durchführung einer regulären Außenprüfung berechtigt, wobei GE CAPITAL dem KUNDEN eine solche Prüfung mindestens zwei Wochen vorher schriftlich ankündigt, unbeschadet GE CAPITAL's Recht, zusätzliche Prüfungen ohne vorherige Ankündigung durchzuführen, wenn GE CAPITAL Grund zur Annahme hat, dass eine solche Ankündigung die Interessen von GE CAPITAL nachteilig

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GE CAPITAL is entitled to review and make copies of all books, records and other documents of the ORIGINATOR relating to the factoring arrangement and its performance. The ORIGINATOR is obliged to support GE CAPITAL and provide comprehensive information.

GE CAPITAL's right to receive information shall also include the right to receive information from the tax advisor, auditor or any other person who keeps the accounts or prepares, establishes or audits the annual report for the ORIGINATOR. The ORIGINATOR hereby releases such persons vis-à-vis GE CAPITAL from their professional duty of confidentiality.

The right of GE CAPITAL to collect, process and utilise data and the release from its obligations under the *Banking Secrecy* is set out in schedule 2 (Declaration of Consent), and is granted within the boundaries of this agreement and applicable data protection rules. Furthermore, GE CAPITAL agrees to treat such information GE CAPITAL has received and which is subject to confidentiality agreements between the ORIGINATOR and third parties, also confidential.

**21. ARRANGEMENTS IN DEBTOR AGREEMENTS**

The ORIGINATOR shall use *Reasonable Efforts* and shall provide GE CAPITAL with reasonable evidence that its agreements with any *Debtors*, in particular its standard business conditions applicable to its agreements with any other *Debtor*, contain the following terms:

(a) Standard business conditions of any *Debtor* which are in conflict with the ORIGINATOR's standard business conditions shall have no effect.

(b) The standard terms and conditions of the ORIGINATOR provide for a right to assign *Receivables* against the relevant Debtor to a third party and in case of customer contracts, such right is not expressly excluded.

(c) The business relationship between the *Debtor* and the ORIGINATOR shall be governed by German law and in case of customer contracts, any other laws under which *Receivables* are assignable pursuant to this agreement; the place of jurisdiction shall be at the registered seat of the ORIGINATOR, and in case of customer contracts, either at the registered seat of the ORIGINATOR or at the registered seat of the relevant *Debtor*.

(d) The standard terms and conditions shall include, and the ORIGINATOR shall use *Reasonable Efforts* to implement into customer agreements, all customary and permissible security arrangements, in particular retention of title arrangements, including any forms of extension and augmentation of such retention of title arrangements.

(e) The standard terms and conditions shall exclude any set-off or retention rights of *Debtors*, unless such rights are undisputed or declared final by and unappealable judgement.

(f) The standard terms and conditions shall provide for a right to accelerate all *Receivables* against the relevant *Debtor*, if such *Debtor* is in payment default with any *Receivable*.

(g) The standard terms and conditions shall provide that the *Debtor* shall bear all fees, costs and expenses incurred in connection with any legal proceedings successfully instituted against it outside of Germany.

"*Reasonable Efforts*" as used in this Clause 21 means

(i) with respect to the ORIGINATOR's standard business conditions that the ORIGINATOR will implement outstanding aspects in the course of the next revision of the ORIGINATOR's standard business conditions, and

(ii) with respect to existing agreements with Debtors that the ORIGINATOR will use reasonable efforts to implement the requested provisions at the next re-negotiation of existing supply agreements,

beeinflussen wird.

GE CAPITAL ist berechtigt, alle das Factoringverhältnis betreffenden Bücher, Schriften und sonstigen Unterlagen des KUNDEN einzusehen und sich Ablichtungen hiervon anzufertigen. Der KUNDE hat GE CAPITAL hierbei zu unterstützen und umfassend Auskunft zu erteilen.

Dieses Informationsrecht von GE CAPITAL erstreckt sich auch darauf, diesbezügliche Auskünfte von dem Steuerberater, Wirtschaftsprüfer oder jeder anderen Person, die die Buchhaltung führt oder die Bilanz vorbereitet, erstellt oder prüft, einzuholen. Der KUNDE befreit diese Personen gegenüber GE CAPITAL hiermit von ihrer Schweigepflicht.

Das Recht von GE CAPITAL, Daten zu erheben, zu verarbeiten und zu nutzen und ihre Verpflichtungen gemäß dem *Bankgeheimnis* offenzulegen ist in Anhang 2 (Einverständniserklärung) festgelegt und wird innerhalb der Grenzen dieses Vertrages und der anwendbaren Datenschutzregeln gewährt. Ferner akzeptiert GE CAPITAL, solche Informationen, die GE CAPITAL erhalten hat und die Gegenstand von Vertraulichkeitserklärungen zwischen dem KUNDEN und Dritten sind, ebenfalls vertraulich zu behandeln.

**21. VERTRAGSGESTALTUNG GEGENÜBER ABNEHMERN**

Der KUNDE wird sich *angemessen bemühen* und weist gegenüber GE CAPITAL nach, dass jeder Vertrag von GE CAPITAL mit seinen *Abnehmern*, insbesondere seine auf Verträge mit allen anderen *Abnehmern* anwendbaren Allgemeinen Geschäftsbedingungen, Folgendes regeln:

(a) Die Geltung von Allgemeinen Geschäftsbedingungen des *Abnehmers*, die den Allgemeinen Geschäftsbedingungen des KUNDEN widersprechen, wird ausgeschlossen.

(b) Die Allgemeinen Geschäftsbedingungen des KUNDEN beinhalten ein Recht zur Abtretung von *Forderungen* gegen den jeweiligen Abnehmer an einen Dritten und Kundenverträge dürfen ein solches Recht nicht ausdrücklich ausschließen.

(c) Für die Geschäftsbeziehung zwischen dem *Abnehmer* und dem KUNDEN gilt deutsches Recht und, bei Kundenverträgen, gilt jedes andere Recht nach dem die *Forderungen* entsprechend dieses Vertrages abtretbar sind; der Gerichtsstand ist der Sitz des KUNDEN und, bei Kundenverträgen, entweder der Sitz des KUNDEN oder der Sitz des jeweiligen *Abnehmers*.

(d) Die Allgemeinen Geschäftsbedingungen müssen alle branchenüblichen und zulässigen Sicherungsabreden, insbesondere den *Eigentumsvorbehalt* mit seinen Erweiterungs- und Verlängerungsformen enthalten, und der KUNDE wird sich *angemessen bemühen*, diese Bedingungen in Kundenverträge aufzunehmen.

(e) Die Allgemeinen Geschäftsbedingungen schließen alle Aufrechnungs- oder Zurückbehaltungsrechte der *Abnehmer* aus, es sei denn, diese Rechte sind unbestritten oder rechtskräftig festgestellt worden.

(f) Die Allgemeinen Geschäftsbedingungen sehen ein Recht zur Beschleunigung aller *Forderungen* gegen den jeweiligen *Abnehmer* vor, wenn dieser *Abnehmer* mit einer *Forderung* in Zahlungsverzug gerät.

(g) Die Allgemeinen Geschäftsbedingungen sehen vor, dass der *Abnehmer* alle Gebühren, Kosten und Auslagen trägt, die im Zusammenhang mit einer erfolgreich eingeleiteten Rechtsverfolgung gegen ihn außerhalb Deutschlands anfallen.

"*sich angemessen bemühen*" gemäß Ziffer 21 bedeutet

(i) im Hinblick auf die Allgemeinen Geschäftsbedingungen des KUNDEN, dass der KUNDE die offenen Punkte im Zuge der Neugestaltung seiner Allgemeinen Geschäftsbedingungen umsetzen wird, und

(ii) im Hinblick auf bestehende Verträge mit Abnehmern, dass der KUNDE sich zur Umsetzung der geforderten Bestimmungen bei der nächsten Wiederverhandlung existierender Lieferverträge angemessen bemühen wird,

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in each case unless the ORIGINATOR is aware and has GE CAPITAL informed that such request will have a material adverse effect on the ORIGINATOR's business relationship and the commercial conditions with such Debtor. The ORIGINATOR will liaise with GE CAPITAL prior to the revision of its standard business conditions with respect to agreeing on the priority of implementing any outstanding aspects.

in jedem Fall, soweit dem KUNDE bewusst ist und er GE CAPITAL darüber informiert hat, dass dieses Begehren eine erhebliche nachteilige Wirkung auf die Geschäftsbeziehung des KUNDEN und die kaufmännischen Vertragsbedingungen mit dem Abnehmer hat. Der KUNDE wird vor der Überarbeitung seiner Allgemeinen Geschäftsbedingungen im Hinblick auf die Einigung der Dringlichkeit der Umsetzung der offenen Punkte mit GE CAPITAL in Verbindung treten.

**E. OTHER TERMS**

**E. SONSTIGE REGELUNGEN**

**22. SET-OFF, SETTLEMENT, REIMBURSEMENT CLAIMS**

**22. AUFRECHNUNG, VERRECHNUNG, RÜCKVERGÜTUNGSANSPRÜCHE**

**22.1** All claims of GE CAPITAL and the ORIGINATOR against each other arising from any legal relationship may be set off against each other by GE CAPITAL.

**22.1** Sämtliche wechselseitigen Ansprüche zwischen GE CAPITAL und dem KUNDEN, gleich aus welchem Rechtsverhältnis, dürfen durch GE CAPITAL gegeneinander aufgerechnet werden.

**22.2** Following the cancellation of a *Debtor Limit*, GE CAPITAL may, in relation to the ORIGINATOR, set off payments received from the relevant *Debtor* against *Receivables* purchased from such *Debtor* (irrespective of the *Debtor's* appropriation of payment) provided that the application shall not affect the rights of any *Retaining Supplier*. The same shall apply *mutatis mutandis* to Credit Notes issued to a *Debtor* and enforcement proceeds, if any.

**22.2** Zahlungen eines *Abnehmers*, die nach Streichung eines für diesen festgesetzten *Abnehmerlimits* eingehen, darf GE CAPITAL im Verhältnis zum KUNDEN (unabhängig von der Zahlungszweckbestimmung des *Abnehmers*) auf gekaufte *Forderungen* gegen denselben *Abnehmer* aufrechnen, vorausgesetzt, dass durch die Aufrechnung die Rechte von *Vorbehaltslieferanten* nicht beeinträchtigt werden. Falls einschlägig, soll dasselbe *entsprechend* für die an einen *Abnehmer* ausgegebenen Gutschriften sowie für die Verwertung gelten.

**22.3** Unless expressly agreed otherwise, all claims and receivables of GE CAPITAL against the ORIGINATOR arising from this agreement fall due with immediate effect.

**22.3** Sofern nicht ausdrücklich anders vereinbart, werden alle Ansprüche und Forderungen gegen GE CAPITAL gegen den KUNDEN aus dieser Vereinbarung mit sofortiger Wirkung fällig.

**22.4** The ORIGINATOR may only set off its claims against claims of GE CAPITAL if the ORIGINATOR's claims are undisputed or have been confirmed by an unappealable court decision.

**22.4** Der KUNDE kann gegen Ansprüche von GE CAPITAL nur aufrechnen, wenn seine Forderungen unbestritten oder rechtskräftig festgestellt sind.

**22.5** The ORIGINATOR shall keep GE CAPITAL continuously informed about agreements with *Debtors* from which *Reimbursement Claims* may arise. Such agreements do not affect the *Eligibility* of *Receivables* if the *Reimbursement Claims* have been secured in accordance with the following terms:

**22.5** Der KUNDE unterrichtet GE CAPITAL fortlaufend über Vereinbarungen mit den *Abnehmern*, bei denen *Rückvergütungsansprüche* geltend gemacht werden können. Diese Vereinbarungen haben keinen Einfluss auf die *Einwandfreiheit* der *Forderungen*, wenn die *Rückvergütungsansprüche* gemäß den folgenden Regelungen gesichert sind:

GE CAPITAL is entitled to establish a reserve or (at its choice) demand security deposits from the ORIGINATOR in the anticipated amount of the *Reimbursement Claims*. The ORIGINATOR is entitled to provide a security deposit in order to discharge a reserve at any time. When determining the anticipated amount of the *Reimbursement Claims*, future *Reimbursement Claims* shall also be considered. These are claims that are certain or likely to arise in the future, but which amount and/or time of origination is still uncertain. To the extent that the determination of such claims depends on future events (e.g. development of sales), the amount shall be determined by way of estimate, in the absence of other indicators on the basis of historical data.

GE CAPITAL ist berechtigt, einen Einbehalt oder (nach ihrer Wahl) Sicherheitsleistung vom KUNDEN in der erwarteten Höhe der *Rückvergütungsansprüche* zu verlangen. Der KUNDE ist berechtigt, den Einbehalt durch eine Sicherheitsleistung abzulösen. Bei der Ermittlung der zu erwartenden Höhe der *Rückvergütungsansprüche* sind künftige *Rückvergütungsansprüche* ebenfalls zu berücksichtigen. Dies sind Ansprüche, die mit Sicherheit oder mit Wahrscheinlichkeit in der Zukunft entstehen, bei denen aber der Betrag und/oder der Zeitpunkt der Entstehung noch ungewiss sind. Soweit die Bestimmung solcher Ansprüche von zukünftigen Ereignissen abhängen (z.B. Umsatzentwicklung), wird der Betrag im Wege der Schätzung ermittelt, in Ermangelung anderer Indikatoren, werden sie auf der Grundlage historischer Daten ermittelt.

GE CAPITAL determines the amount of *Reimbursement Claims* considering all circumstances in its reasonable discretion on a monthly basis, by the end of each month at the latest.

GE CAPITAL bestimmt die Höhe der *Rückvergütungsansprüche* auf monatlicher Basis, spätestens bis zum Ende eines jeden Monats, unter Berücksichtigung aller Umstände nach billigem Ermessen.

Immediately after the end of each month, the ORIGINATOR shall demonstrate the anticipated amount of *Reimbursement Claims* in a testable manner.

Unmittelbar nach dem Ende eines jeden Monats zeigt der KUNDE den erwarteten Betrag der *Rückvergütungsansprüche* in nachvollziehbarer Weise an.

The reserve is established by debiting the *Settlement Account* and crediting the *Reserve Account* by the relevant amount. If the anticipated amount of the *Reimbursement Claims* is reduced, the *Reserve Account* will be debited by such reduction and a respective credit will be booked on the *Settlement Account*.

Der Einbehalt ist durch Abbuchung auf dem *Kundenabrechnungskonto* und Gutschrift auf dem *Rückstellungskonto* um den jeweiligen Betrag festgelegt. Wenn der voraussichtliche Betrag der *Rückvergütungsansprüche* gemindert ist, wird das *Rückstellungskonto* in Höhe dieser Minderung belastet und eine entsprechende Gutschrift auf dem *Kundenabrechnungskonto* gebucht.

Security deposits will be provided by payment by the ORIGINATOR to GE CAPITAL, whereby the amount is credited to the *Reserve Account* and any dissolution is debited on the *Reserve Account* and credited on the *Settlement Account*.

Die Sicherheitsleistungen werden GE CAPITAL durch Zahlung des KUNDEN zur Verfügung gestellt, wodurch der Betrag dem *Rückstellungskonto* gutgeschrieben wird und die Liquidation dem *Kundenabrechnungskonto* belastet wird.

The reserve and the security deposit shall primarily secure GE CAPITAL against set-offs or settlements by *Debtors* with *Reimbursement Claims*. To the extent that such claims are legally and validly raised, GE CAPITAL is entitled to receive the relevant amounts like *Debtors'* payments.

Der Einbehalt und die Sicherheitsleistung werden in erster Linie GE CAPITAL gegen Aufrechnungen oder Zurückbehaltungsrechte der *Abnehmer* mit *Rückvergütungsansprüchen* sichern. Soweit solche Ansprüche rechtmäßig geltend gemacht werden, ist GE CAPITAL berechtigt, die entsprechenden Beträge, wie *Abnehmer*zahlungen, zu erhalten.

In addition, the reserve and the security deposit shall secure any and all existing and future claims which GE CAPITAL may have against the ORIGINATOR in connection with their business relationship.

Darüber hinaus müssen der Einbehalt- und die Sicherheitsleistung alle bestehenden und künftigen Ansprüche von GE CAPITAL gegen den Abnehmer im Zusammenhang mit ihrer Geschäftsbeziehung sichern.

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Clause 22.5 shall apply mutatis mutandis for *Tolling/Pseudo Tolling Reimbursement Claims*.

**23. CHANGES IN INTEREST RATE, EXCHANGE RATE DIFFERENCES**

**23.1** The applicable *Interest Rate* and any changes of *Interest Rate* during the term of this Agreement are set out in schedule 1 (Terms and Conditions).

**23.2** GE CAPITAL will convert any invoices/credit notes not denominated in Euro at the exchange rate published by the European Central Bank for the month closing date of the previous month into Euro. The ORIGINATOR and GE CAPITAL may agree that any invoices/credit notes denominated in any other currency may not need to be converted, subject to prior approval by GE CAPITAL.

Payments of *Debtors* are settled at the current market rate.

**24. FEES AND EXPENSES**

The amount of fees is set out in schedule 1 (Terms and Conditions).

If a service provided by GE CAPITAL is required by law or secondary contractual obligation, or is provided in GE CAPITAL's own interest, such service will be free of charge, unless the charging of fees is legally permitted and occurs in accordance with the relevant statutory provision.

The ORIGINATOR will bear all customary account keeping and payment transaction fees, as well as any expenses that may be incurred by GE CAPITAL acting upon its instructions or in its presumed interest.

The ORIGINATOR undertakes to reimburse GE CAPITAL from all costs and expenses (including legal fees) incurred by GE CAPITAL in connection with the formalities required to be carried out for the enforceability of the transfers or *Receivables* being made pursuant to the *Factoring Agreement*.

**25. ASSIGNABILITY OF CLAIMS AGAINST GE CAPITAL**

Any claims that the ORIGINATOR may have against GE CAPITAL may only be assigned to third parties with the consent of GE CAPITAL.

GE CAPITAL may decline its consent for good cause; such cause will be assumed in particular if GE CAPITAL has reason to believe that the intended assignment would be disadvantageous to suppliers of the ORIGINATOR.

**26. COMMENCEMENT, EXPIRATION, TERMINATION**

**26.1** The *Commencement Date* and *Expiration Date* of this agreement are set out in schedule 1 (Terms and Conditions).

Unless this agreement is terminated with three months' notice prior to its scheduled *Expiration Date*, it shall be extended by another year. The same shall apply to any subsequent periods.

The ORIGINATOR is entitled to terminate this agreement subject to (i) 30 days' prior notice to be sent to GE CAPITAL and to the respective other ORIGINATOR and (ii) to the payment by the ORIGINATOR of an early termination premium as set out in the *Fee Letter*. Each ORIGINATOR shall, to the extend possible, specify in the termination notice whether the agreement shall be terminated by way of buy-back in full of the outstanding Receivables or by way of amortization of the portfolio of Receivables.

For the avoidance of doubt, upon termination of this agreement (such termination to occur at the end of the notice period specified above) and subject to the payment of the early termination premium, (a) each ORIGINATOR shall no longer make offers to GE CAPITAL for the purchase of *Receivables*, (b) GE CAPITAL shall not be committed any longer to purchase the *Receivables* from any ORIGINATOR, (c) the Unused Facility Fee (as defined in Schedule 1) and the *Factoring Commission* shall no longer be payable by the ORIGINATOR to GE CAPITAL, and (d) GE CAPITAL will cease to be subject to any obligations under this agreement other than obligations outstanding on the date of termination.

Provided the ORIGINATOR requests to buy-back the *Receivables*, the parties shall then agree in good faith during the notice period referred to above on the terms of the buy-back documentation and the buy-back will be implemented as soon as reasonably practicable following termination of this agreement.

Ziffer 22.5 gilt sinngemäß für *Rückvergütungsansprüche aus Materialbeistellungen*.

**23. ÄNDERUNG DES ZINSSATZES, KURSDIFFERENZEN**

**23.1** Der anwendbare *Zinssatz* und Änderungen des *Zinssatzes* während der Laufzeit dieses Vertrages sind in Anhang 1 (Konditionen) geregelt.

**23.2** Nicht auf Euro lautende Rechnungen/Gutschriften rechnet GE CAPITAL nach dem von der Europäischen Zentralbank zum Monatsletzten des vorangegangenen Monats veröffentlichten Umrechnungskurs in Euro, um. Der KUNDE und GE CAPITAL können vereinbaren, dass Rechnungen/Gutschriften, die auf eine andere Währung lauten, vorbehaltlich der vorherigen Einwilligung von GE CAPITAL nicht umgerechnet werden müssen.

*Abnehmer*zahlungen werden zum aktuellen Marktkurs festgelegt.

**24. ENTGELTE UND AUSLAGEN**

Die Höhe der Gebühren ist in Anhang 1 (Konditionen) festgelegt.

Wenn eine Leistung, die GE CAPITAL von Gesetzes wegen oder aufgrund vertraglicher Nebenpflicht oder im eigenen Interesse anbietet, ist diese Leistung gebührenfrei, es sei denn die Gebührenerhebung ist rechtlich zulässig und geschieht in Übereinstimmung mit den maßgeblichen gesetzlichen Bestimmungen.

Der KUNDE trägt alle gewöhnlichen Kontoführungsgebühren und Gebühren für die Zahlungstransaktion sowie die Kosten, die GE CAPITAL dadurch entstehen, dass sie nach seinen Anweisungen oder in seinem mutmaßlichen Interesse handelt.

Der KUNDE verpflichtet sich gegenüber GE CAPITAL zur Erstattung aller Kosten und Ausgaben (einschließlich Anwaltskosten), die GE CAPITAL im Zusammengang mit den Formalitäten entstehen, die zur Durchsetzbarkeit der Forderungsübertragung gemäß des Factoringvertrages anfallen.

**25. ABTRETBARKEIT DER ANSPRÜCHE GEGEN GE CAPITAL**

Alle Ansprüche, die dem KUNDEN gegen GE CAPITAL zustehen können nur mit Einwilligung von GE CAPITAL abgetreten werden.

GE CAPITAL kann die Zustimmung aus wichtigem Grund verweigern; ein solcher liegt insbesondere dann vor, wenn die beabsichtigte Abtretung Anlass zu der Annahme bietet, dass sie für die Lieferanten des KUNDEN nachteilig ist.

**26. VERTRAGSBEGINN, VERTRAGSENDE, KÜNDIGUNG**

**26.1** *Vertragsbeginn* und *Ablaufdatum* sind in Anhang 1 (Konditionen) festgelegt.

Wird der Vertrag nicht drei Monate vor *Ablaufdatum* gekündigt, verlängert er sich um ein weiteres Jahr. Entsprechendes gilt für die Folgeperioden.

Der KUNDE ist berechtigt, diesen Vertrag vorbehaltlich (i) vorheriger 30-tägiger Mitteilung, die an GE CAPITAL und den entsprechenden anderen KUNDEN gesendet werden muss und (ii) der Zahlung einer vorzeitigen Kündigungsprämie durch den KUNDEN gemäß des *Fee Letter* zu kündigen. Jeder KUNDE führt, soweit möglich, in der Kündigungsmitteilung aus, ob die Kündigung dieses Vertrages durch vollständigen Rückkauf der ausstehenden Forderungen oder durch Amortisierung des Forderungsportfolios erfolgen soll.

Um Zweifel auszuräumen: Bei Kündigung dieses Vertrags (die zum Ablauf der oben genannten Kündigungsfrist eintritt) und vorbehaltlich der Zahlung der vorzeitigen Kündigungsprämie, (a) bietet kein KUNDE GE CAPITAL weiterhin *Forderungen* zum Verkauf an, (b) GE CAPITAL ist nicht länger zum Ankauf von *Forderungen* von KUNDEN verpflichtet, (c) der Bereitstellungsbetrag (wie in Anhang 1 definiert) und die *Factoringgebühr* müssen nicht länger von dem KUNDEN an GE CAPITAL gezahlt werden, und (d) GE CAPITAL wird keine Verpflichtungen mehr nach diesem Vertrag haben, mit Ausnahme der zum Zeitpunkt der Kündigung ausstehenden Verpflichtungen.

Wenn der KUNDE den Rückkauf der *Forderungen* verlangt, vereinbaren die Parteien in Treu und Glauben während der oben genannten Kündigungsfrist die Bedingungen der Rückkaufdokumentation und der Rückkauf wird, nach der Kündigung dieses Vertrags und sobald eine vernünftige Durchführung möglich ist, umgesetzt.

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| | |
|---|---|
| The buy-back will be completed on the date on which the outstanding *Receivables* are transferred back to the ORIGINATOR having originated such *Receivables* and an amount equal to the outstanding amount funded by GE CAPITAL to acquire such outstanding *Receivables* plus accrued funding cost is paid to GE CAPITAL. | Der Rückkauf wird zum Zeitpunkt beendet sein, an dem die ausstehenden *Forderungen* an den Kunden zurücküberwiesen werden, der diese *Forderung* begründet hat und ein Betrag an GE CAPITAL bezahlt wird, der sich mit dem ausstehenden Betrag deckt, der von GE CAPITAL zum Erwerb solcher ausstehender *Forderungen* zuzüglich angefallener Kosten finanziert wird. |
| **26.2** Each party may terminate the factoring agreement for good cause without observing any notice period. Good cause is shown if, considering all circumstances of the individual case and weighing the interests of both parties, the terminating party cannot reasonably be expected to continue the contractual relationship until the end of the notice period in accordance with clause 26.1. | **26.2** Jeder Vertragspartner kann den Factoringvertrag aus wichtigem Grund ohne Einhaltung einer Kündigungsfrist kündigen. Ein wichtiger Grund liegt vor, wenn dem kündigenden Teil unter Berücksichtigung aller Umstände des Einzelfalls und unter Abwägung der beiderseitigen Interessen die Fortsetzung des Vertragsverhältnisses nicht bis zum Ablauf der Kündigungsfrist gemäß Ziffer 26.1 zugemutet werden kann. |
| If the good cause results from a breach of a contractual obligation, unless the breach of a contractual obligation is based on fraud termination shall only be permitted after expiry of a reasonable period of time set for remedy to no avail, or after a dissuasion has proved to be unsuccessful, unless this proviso can be dispensed with because of the particularities of the individual case. | Besteht der wichtige Grund in der Verletzung einer Pflicht aus dem Vertrag, ausgenommen die Vertragsverletzung beruht auf Betrug, ist die Kündigung erst nach erfolglosem Ablauf einer zur Abhilfe bestimmten angemessenen Frist oder nach erfolgloser Abmahnung zulässig, es sei denn, dies ist wegen der Besonderheiten des Einzelfalls entbehrlich. |
| GE CAPITAL is in particular entitled to terminate for good cause | Für GE CAPITAL liegt ein wichtiger Grund für eine Kündigung insbesondere vor, |
| (a) if the ORIGINATOR is in substantial breach of clause 5 (for the avoidance of doubt, notwithstanding the ORIGINATOR's rights under clause 26.2, sub-clause 2 above), 12, 13, 18 or 19, or | (a) wenn der KUNDE wesentlich gegen Ziffern 5 (um Zweifel auszuräumen, unbeschadet der Rechte des KUNDEN nach Ziffer 26.2, Absatz 2 oben), 12, 13, 18 oder 19 verstößt, oder |
| (b) if the ORIGINATOR made incorrect statements about its financial condition that were of fundamental significance for GE CAPITAL's decision about risk relevant operations, in particular, but not limited to, with respect to GE CAPITAL's credit decision (*Kreditentscheidung*), or | (b) wenn der KUNDE unrichtige Angaben über seine Vermögensverhältnisse gemacht hat, die für eine Entscheidung von GE CAPITAL über mit Risiken behafteten Geschäften von erheblicher Bedeutung waren, insbesondere im Hinblick auf GE CAPITAL's Kreditentscheidung, aber nicht beschränkt hierauf), oder |
| (c) --intentionally left blank-- | (c) --absichtlich freigelassen-- |
| (d) if a substantial deterioration in the ORIGINATOR's financial condition or of the value of a security interest occurs or threatens to occur which would jeopardize the fulfilment of an obligation vis-à-vis GE CAPITAL, even if security provided therefore is realised, or | (d) wenn eine wesentliche Verschlechterung der Vermögensverhältnisse des KUNDEN oder der Werthaltigkeit einer Sicherheit eintritt oder einzutreten droht und dadurch die Erfüllung einer Verbindlichkeit gegenüber GE CAPITAL – auch unter Verwertung einer hierfür bestehenden Sicherheit – gefährdet ist, oder |
| (e) if the ORIGINATOR fails to comply within a reasonable time period set by GE CAPITAL with its obligation to create security pursuant to this agreement or any other agreement pertaining to the factoring transaction, or | (e) wenn der KUNDE seiner Verpflichtung zur Bestellung von Sicherheiten aufgrund dieses Vertrages oder sonstigen die Factoringtransaktion betreffenden Vereinbarung nicht innerhalb der von GE CAPITAL gesetzten angemessenen Frist nachkommt, oder |
| (f) if the *Group* fails to comply with the financial covenants as set out in section 8 (*Undertakings*) of the *Intercreditor Agreement*, or | (f) wenn die *Gruppe* die Finanzkennzahlen, wie sie in Ziffer 8 (*Verpflichtungen*) des *Interkreditorvertrags* geregelt sind, nicht einhält, oder |
| (g) if any of the *French RPA* , the *Singen RPA* or the *US GE ABL* has been terminated; | (g) wenn eines der *Französischen RPA*, der *Singen RPA* oder der *US GE ABL* gekündigt wird; |
| in each case of (f) and (g) provided that such failure (if capable of remedy) continues unremedied for a period of ten (10) Business Days after the date on which the *Parent Company* has received a notice from GE CAPITAL requiring the same to be remedied. | in jedem in (f) und (g) geregelten Fall jedoch unter der Voraussetzung, dass der Grund (sofern Abhilfe möglich ist) für einen Zeitraum von zehn (10) Geschäftstagen nachdem das *Mutterunternehmen* eine Benachrichtigung von GE CAPITAL bekommen hat, den Grund zu beheben, nicht behoben wird. |
| Statutory termination rights for good cause shall remain unaffected. | Gesetzliche Kündigungsrechte aus wichtigem Grund bleiben unberührt. |
| **26.3** Provided the ORIGINATOR requests to, following such termination without notice period, buy-back the *Receivables*, the parties shall then agree in good faith within a period of 30 calendar days on the terms of the buy-back documentation and the buy-back will be implemented as soon as reasonably practicable following termination of this agreement. | **26.3** Wenn der KUNDE nach der fristlosen Kündigung den Rückkauf der *Forderungen* verlangt, vereinbaren die Parteien in Treu und Glauben innerhalb einer Frist von 30 Kalendertagen die Bedingungen der Rückkaufdokumentation und der Rückkauf wird, so schnell wie möglich, nach der Kündigung dieses Vertrages umgesetzt. |
| The buy-back will be completed on the date on which the outstanding *Receivables* are transferred back to the ORIGINATOR having originated such Receivables and an amount equal to the outstanding amount funded by GE CAPITAL to acquire such outstanding *Receivables* plus accrued funding cost is paid to GE CAPITAL. | Der Rückkauf wird zu dem Tag, an dem die ausstehenden *Forderungen* an den KUNDEN, der die *Forderungen* begründet hat, zurückübertragen wird, abgeschlossen und es erfolgt die Zahlung eines Betrages, welcher dem ausstehenden Betrag gleicht, der von GE CAPITAL angelegt wurde, um die ausstehenden Forderungen zuzüglich angefallener Kosten an GE CAPITAL zu erwerben. |
| **26.4** Any termination notice must be made in writing. | **26.4** Die Kündigung bedarf der Schriftform. |
| **26.5** Upon termination of this agreement, all purchase offers, which have not yet been accepted, shall expire. All pending transactions shall be unwound in accordance with this agreement. | **26.5** Mit Vertragsende erlöschen alle bis zu diesem Zeitpunkt noch nicht angenommenen Kaufangebote. Die noch schwebenden Geschäfte werden nach Maßgabe dieses Vertrages abgewickelt. |
| GE CAPITAL will, after satisfaction of all of its claims arising from the business relationship with the ORIGINATOR, re-assign to the ORIGINATOR | GE CAPITAL wird nach Erfüllung aller Ansprüche, die ihr aus der Geschäftsbeziehung mit dem KUNDEN zustehen, die noch nicht |

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all outstanding *Receivables*, which have not been purchased.

eingezogenen und nicht angekauften *Forderungen* an den KUNDEN zurückabtreten.

**27. FURTHER ELEMENTS OF THIS AGREEMENT**

The following Schedules form an integral part of this Agreement:

Schedule 1 (*Terms and Conditions*)

In the event of any discrepancies between Schedule 1 (*Terms and Conditions*) and this agreement, the provisions of Schedule 1 (*Terms and Conditions*) shall prevail.

Schedule 1a (*Excluded Debtors*)

Schedule 1b (*Approved Jurisdictions*)

Schedule 2 (*Declaration of Consent*)

Pursuant to which the ORIGINATOR consents to the collection, processing and utilisation of data by GE CAPITAL, the transfer of data to GE CAPITAL, the transfer of rights (including the relevant documentation) arising from this agreement to a third party and the release of the tax authorities from their professional duty of confidentiality.

Schedule 3 (*Conditions Precedent*)

| | |
|---|---|
| Annex 1 | Transfer of French Receivables |
| Annex 2 | Form of Offer Letter |
| Annex 3 | Trade Credit Insurance Agreement |
| Annex 4 | Assignment Agreement on Trade Insurance |
| Annex 5 | Account Pledge Agreement |

**27. WEITERE VERTRAGSBESTANDTEILE**

Die folgenden Anhänge stellen Vertragsbestandteile dar:

Anhang 1 (Konditionen)

Bei Abweichungen zwischen Anlage 1 (*Konditionen*) und diesem Vertrag, gehen die in Anlage 1 (*Konditionen*) getroffenen Regelungen vor.

Anhang 1a (*Ausgenommene Abnehmer*)

Anhang 1b (*Anerkannte Jurisdiktionen*)

Anhang 2 (*Einwilligungserklärung*)

Wonach der KUNDE die Erhebung, Verarbeitung und Nutzung von Daten durch GE CAPITAL, die Übertragung von Rechten (einschließlich der zugehörigen Dokumentation) aus diesem Vertrag an Dritte und in die Befreiung der Finanzämter von der Schweigepflicht einwilligt.

Anhang 3 (*Auszahlungsvoraussetzungen*)

| | |
|---|---|
| Anlage 1 | Übertragung französicher *Forderungen* |
| Anlage 2 | Formular für Forderungsanzeigen |
| Anlage 3 | Warenkreditversicherungsvertrag |
| Anlage 4 | Warenkreditversicherungsabtretungsvertrag |
| Anlage 5 | Kontoverpfändungsvertrag |

**28. GOVERNING LAW, JURISDICTION**

**28.1** Except for as stated otherwise in section 2.2 of this Agreement, this Agreement shall be governed by German law.

**28.2** Without prejudice to Clause 28.1, the courts in Mainz shall have jurisdiction.

**28. MAßGEBLICHES RECHT, GERICHTSSTAND**

**28.1** Soweit in Ziffer 2.2. dieses Vertrages nicht Gegenteiliges geregelt ist, unterliegt dieser Vertrag deutschem Recht.

**28.2** Gerichtsstand ist Mainz, wenn sich nicht aus Ziffer 28.2 etwas Gegenteiliges ergibt.

**29. SEVERABILITY CLAUSE**

If any provisions of this agreement or the schedules thereto are or become invalid in full or in part, the validity of the remaining provisions will not be affected thereby. The invalid provision shall be replaced by the provision which is valid and effective and comes closest to the economic intention of the parties. The same principles shall apply if this agreement contains a gap.

If any in rem transfers (assignments of receivables or inchoate rights and transfers of movable assets) should be or become ineffective, GE CAPITAL and the ORIGINATOR are obliged to treat each other as if the relevant transfers were effective. They are further obliged to perform the relevant in rem transfer without undue delay, observing any requirements which until that time may not have been observed.

**29. SALVATORISCHE KLAUSEL**

Sollten Bestimmungen in diesem Vertrag oder seinen Anlagen ganz oder teilweise unwirksam sein oder werden, so wird die Wirksamkeit der übrigen Bestimmungen hiervon nicht berührt. An die Stelle der unwirksamen Bestimmungen tritt diejenige Regelung, die dem beabsichtigten wirtschaftlichen Zweck in rechtswirksamer Weise am nächsten kommt. Nach diesem Grundsatz sind auch etwaige Lücken in diesem Vertrag zu schließen.

Soweit dingliche Übertragungen (Abtretungen von *Forderungen* oder Anwartschaften, sowie Übereignungen beweglicher Sachen) unwirksam sein oder werden sollten, sind GE CAPITAL und der KUNDE verpflichtet, die Geschäfte untereinander so zu behandeln, als sei das Geschäft wirksam. Sie sind weiter verpflichtet, das dingliche Geschäft unverzüglich unter Berücksichtigung etwa bis dahin außer Acht gelassener Anforderungen zu vollziehen.

**F. DEFINITIONS**

***Accounts:*** The accounts maintained in the factoring procedure: *Factoring Account, Incoming Payment Settlement Account, Purchase Price Reserve Account, Reserve Account, Settlement Account, Special Account, Special Settlement Account, Special Purchase Price Reserve Account.*

***Administration Fee***: The percentage rate of the *Nominal Amount* set out in schedule 1 (Terms and Conditions).

***Affiliated Company***: A company which holds a participation in the ORIGINATOR or in which the ORIGINATOR holds a participation or a shareholder of which holds a participation in the ORIGINATOR or whose representatives are completely or partially identical with those of the ORIGINATOR. The form of participation is irrelevant; an indirect participation is sufficient.

***Alcan Singen:*** Alcan Singen GmbH, a German law limited liability company, with business address at Alusingen-Platz 1, 78224 Singen registered with the commercial register at the local court of Freiburg i.Br. with registration number HRB 540034.

***Bad Debt Amount:*** Amount corresponding to the purchase price for the relevant *Receivable*, but reduced by the VAT amount contained in the

**F. DEFINITIONEN**

***Konten:*** die im Factoringverfahren geführten Konten: *Factoringkonto, Zahlungseingangsverrechnungskonto, Kaufpreiseinbehaltskonto, Einbehaltskonto, Kundenabrechnungskonto, Sonderkonto, Sonderverrechnungskonto, Sonderkaufpreiseinbehaltskonto.*

***Verwaltungsgebühr:*** Der Prozentsatz des in Anhang 1 (Konditionen) festgelegten *Nominalbetrages.*

***Nahestehendes Unternehmen:*** Ein Unternehmen, das eine Beteiligung am KUNDEN hält oder an dem der KUNDE eine Beteiligung unterhält oder Gesellschafter ist oder dessen Vertreter ganz oder teilweise identisch mit denen des KUNDEN sind. Die Form der Beteiligung ist unerheblich; eine indirekte Beteiligung ist ausreichend.

***Alcan Singen:*** Alcan Singen GmbH, eine deutsche Gesellschaft mit beschränkter Haftung mit Sitz Alusingen-Platz 1, 78224 Singen, eingetragen beim Handelsregister des Amtsgerichts Freiburg i.Br. unter HRB 540034.

***Delkrederebetrag:*** Entspricht dem Kaufpreis der jeweiligen *Forderung*, jedoch vermindert um einen Betrag in Höhe der in der *Forderung*

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*Receivable*. Any payments made in respect of the purchase price are offset. The balance shall be credited or debited, as the case may be, to the *Settlement Account*.

enthaltenen Umsatzsteuer. Bereits auf den Kaufpreis erbrachte Leistungen sind zu verrechnen. Der Differenzbetrag ist dem *Kundenabrechnungskonto* gutzuschreiben bzw. zu belasten

***Bad Debt Case:*** Occurrence of an event referred to in clause 6.2.

***Delkrederefall:*** Eintritt eines der in Ziffer 6.2 beschriebenen Ereignisse.

***Bad Debt Coverage***: Obligation of GE CAPITAL to pay the *Bad Debt Amount* in the *Bad Debt Case*.

***Delkrederehaftung:*** Die Verpflichtung von GE CAPITAL, im *Delkrederefall* den *Delkrederebetrag* zu zahlen.

***Business Days***: All calendar days except for Saturdays, Sundays and any public holidays and bank holidays applicable at the registered seat of the ORIGINATOR or GE CAPITAL.

***Geschäftstage:*** alle Kalendertage mit Ausnahme von Samstagen, Sonntagen und am Sitz des KUNDEN oder von GE CAPITAL gültigen gesetzlichen Bank-Feiertagen.

***Collection Procedure***: Procedure instigated to collect *Receivables*, including legal dunning procedures by external counsel, judicial court proceedings and foreclosure proceedings until the final settlement of the proceeding.

***Inkassoverfahren:*** Verfahren zur Beitreibung einer Forderung, durch (extern-)anwaltliches Mahnverfahren, gerichtliches Erkenntnisverfahren und Zwangsvollstreckungsverfahren bis zur Beendigung des Verfahrens.

***Commencement Date***: The commencement date referred to in schedule 1 (Terms and Conditions).

***Vertragsbeginn:*** Der in Anhang 1 (Konditionen) genannte Vertragsbeginn.

***Credit and Collection Policies:*** means the ORIGINATOR's credit and collection policies currently in force on the date hereof which may only be amended or changed with GE CAPITAL's prior written consent, except for only minor editorial amendments and changes.

***Gutschrifts- und Einzugsregeln:*** die Gutschrifts- und Einzugsregeln des KUNDEN in der derzeit gültigen Fassung, die, mit Ausnahme von geringfügigen redaktionellen Ergänzungen oder Änderungen, nur mit vorheriger schriftlicher Einwilligung von GE CAPITAL ergänzt oder geändert werden können.

***Debtor Limit***: The maximum amount available to fund purchases of *Receivables* against a particular *Debtor*. The extent of its utilization is equal to the sum of all purchased and outstanding *Receivables*. Bills of exchange and cheques are considered as a settlement of a *Receivable* when irrevocably cashed. *Debtor Limits* are established pursuant to clause 7.

***Abnehmerlimit:*** Der Höchstbetrag, der für den Ankauf von *Forderungen* gegen einen *Abnehmer* zur Verfügung steht. Der Umfang seiner Ausnutzung entspricht der Summe aller gekauften und vom Abnehmer noch nicht bezahlten *Forderungen*. Wechsel und Schecks werden mit endgültiger Einlösung als Erfüllung der *Forderung* berücksichtigt. Die Festsetzung von *Abnehmerlimiten* ergibt sich aus Ziffer 7.

***Abnehmer:*** Alle bestehenden und zukünftigen Vertragspartner des KUNDEN in Verträgen, in denen der KUNDE die Warenlieferung und/oder die Erbringung von Dienstleistungen schuldet, für welche der Vertragspartner eine Leistung in Geld schuldet, ausgenommen der vom Factoringvertrag ausgenommenen Abnehmer, die in Anhang 1a (Ausgenommene Abnehmer) aufgeführt sind.

***Debtors' Accounts:*** Accounts administrated by GE CAPITAL, which show the ORIGINATOR's *Receivables* against the *Debtors* that were assigned to GE CAPITAL.

**Debitorenkonten:** Von GE CAPITAL geführte Konten, auf die die vom KUNDEN an GE CAPITAL abgetretenen *Forderungen* gebucht werden.

***Dilution Rate:*** The Dilution Rate considers the average dilution depending on the performance of the *Purchased Receivables* and considers specific risks (i.e. set-off (without double counting with the *Specific Reserve*), and other dilutions but for the avoidance of doubt not debtor risk), whereas a given event shall be taken into account only once, and only with respect to a given reserve and means as of any date of determination, the greater of:

(x) 10% and

(y) (a) two times the average dilution reduction of 12 months as of such date of determination, plus (b) 5%.

***Dilution Rate:*** Die Dilution Rate berücksichtigt die durchschnittliche Verwässerung abhängig von der Leistungsfähigkeit der *gekauften Forderungen* und berücksichtigt spezielle Risiken (z.B. Aufrechnung (ohne Doppelberechnung mit der *Sondereinbehalt*), und andere Verwässerungen, jedoch, um Missverständnissen vorzubeugen, kein Abnehmer-/Delkredererisiko), wobei jeder Anlass nur einmalig berücksichtigt wird, und nur im Hinblick auf einen einzigen Einbehalt, und bedeutet der zum jeweils entscheidenden Zeitpunkt größere Betrag von

(x) 10% und

(y) (a) zweimal den durchschnittlichen Dilution Abschlag der letzten 12 Monate vor dem Berechnungstag, plus (b) 5%.

***Disclosed Procedure***: Factoring procedure in which the assignment of *Receivables* is disclosed to the *Debtors*.

***Offenes Verfahren:*** Factoringverfahren, bei dem die Abtretung der Forderungen gegenüber den *Abnehmern* angezeigt wird.

***Discretionary Debtor Limit:*** *Debtor Limit* established and modified by declaration of the ORIGINATOR vis-à-vis GE CAPITAL in accordance with clause 7.2 and within the extent set out in schedule 1 (Terms and Conditions).

***Abnehmerlimitselbstvergabe:*** Festsetzung und Änderung der *Abnehmerlimite* durch Erklärung des KUNDEN gegenüber GE CAPITAL nach Ziffer 7.2 und innerhalb der Grenzen, die sich aus Anhang 1 (Konditionen) ergibt.

***Eligible:*** Means in respect of any *Receivable* that, as applicable:

(a) each *Receivable* exists as set out in the *Offer Letter*, is free from any objections and defenses, is assignable (including, for the avoidance of doubt, *Receivables* which are assignable pursuant to sec. 354a of the German Commercial Code (HGB)) and is not subject to any third party rights that may be asserted against GE CAPITAL and that the respective invoice has been received by the *Debtor*;

***Einwandfrei:*** Bedeutet im Hinblick auf eine *Forderung*, dass, soweit anwendbar:

(a) jede *Forderung* wie aus der *Forderungsanzeige* ersichtlich, besteht, frei ist von jeglichen Einwendungen und Einreden, abtretbar (zur Vermeidung von Missverständnissen, einschließlich *Forderungen*, die gemäß § 354a Handelsgesetzbuch (HGB) abtretbar sind) und nicht mit Rechten Dritter, die gegen GE CAPITAL geltend gemacht werden können, belastet ist und dass die entsprechende Rechnung dem *Abnehmer* zugegangen ist.

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| (b) each *Receivable* shall be fully capable of transfer without the requirements of any consents from the *debtors* or third parties, or when a consent is required (such as in case of a prohibition or restriction of assignment which would prevent the legal transfer of the receivable if the consent would not be obtained), each such consent must have been obtained to the satisfaction of GE CAPITAL on or prior to the date on which the relevant *Receivable* is intended to be transferred (failing to receive such letters of consent, the relevant receivables shall not be *eligible* for purchase); and | (b) jede *Forderung* ohne Einwilligung der *Abnehmer* oder Dritter übertragbar sein soll, oder, wenn eine Einwilligung notwendig ist (wie im Fall eines Verbots oder einer Einschränkung der Abtretung, die die rechtliche Übertragung der Forderung verhindern würde, wenn die Einwilligung nicht erlangt werden würde), muss die Einwilligung zur Zufriedenheit von GE CAPITAL erlangt worden sein (zu oder vor dem Zeitpunkt, an dem die Übertragung der jeweiligen *Forderung* beabsichtigt ist (werden die Einwilligungsschreiben nicht erhalten, sind die jeweiligen Forderungen zum Kauf nicht *einwandfrei*); und |
| (c) each *Receivable* shall constitute legal valid, binding and enforceable obligations of the relevant *debtor;* and | (c) jede *Forderung* rechtlich gültige, bindende und durchsetzbare Verpflichtungen des jeweiligen *Abnehmers* begründet; und |
| (d) each *Receivable* shall be free from any security interest, rights of third parties or adverse claims, or as the case may be, such security interest, rights of third parties or adverse claims will have (i) been waived to the satisfaction of GE CAPITAL prior to the transfer of the relevant *Receivable* or (ii) released due to payment to such relevant supplier upon delivery of supplies, provided that in respect of the *Receivables* governed by German law standard extended retention of title clauses which contain an authorization of the ORIGINATOR to collect the relevant receivable shall be permitted; and | (d) jede *Forderung* frei ist von Sicherungsrechten, Rechten Dritter oder nachteiligen Ansprüchen, oder auf diese Sicherungsrechte, Rechte Dritter oder nachteiligen Ansprüche gegebenenfalls zur Zufriedenheit von GE CAPITAL (i) vor der Übertragung der jeweiligen *Forderung* verzichtet oder (ii) sie wegen Zahlung an den jeweiligen Lieferant nach Lieferung der Güter freigegeben wurden, vorausgesetzt, dass im Hinblick auf die dem deutschen Recht unterliegenden *Forderungen* Eigentumsvorbehaltsklauseln, die eine Ermächtigung des KUNDEN zur Einziehung der jeweiligen Forderung beinhalten, erlaubt werden; und |
| (e) no *Receivable* shall arise from a contract of which the performance has been wholly or partly subcontracted under French law n°75-1334 of 31 December 1975, or any similar applicable law or regulation granting to the subcontractor a direct claim on a *debtor* for the payment owed to it by the ORIGINATOR under the subcontract, save if, to the reasonable satisfaction of GE CAPITAL, bank guarantees (to guarantee payments to the relevant subcontractors) or other relevant arrangements have been implemented in advance in accordance with the above laws and regulations so as to avert the exercise of any such direct claim; and | (e) keine *Forderung* aus einem Vertrag entsteht, aus dem die Erfüllung ganz oder teilweise unter dem französischem Gesetz Nr. 75-1334 vom 31. Dezember 1975 an einen Subunternehmer weitergegeben wurde, oder ein anderes ähnliches anwendbares Gesetz oder eine Regelung, welche dem Subunternehmer einen direkten Anspruch gegen einen *Abnehmer* für die Zahlung, die der KUNDE unter dem Subunternehmervertrag schuldet, ausgenommen wenn die Bankgarantien (Zahlungen des jeweiligen Subunternehmers garantieren) oder andere relevante Vereinbarungen, jeweils zur vernünftigen Zufriedenheit von GE CAPITAL, im Voraus und im Einklang mit den o.g. Gesetzen und Regelungen umgesetzt wurden, so wie die Verhinderung der Geltendmachung eines solchen direkten Anspruchs. |
| (f) is not subject to a current account agreement (*kontokorrentgebundene Forderung*) within the meaning of sec. 355 of the German Commercial Code (HGB). | (f) sie keine kontokorrentgebundene Forderung im Sinne von § 355 Handelsgesetzbuch (HGB) ist. |
| ***Expiration Date:*** The expiration date referred to in schedule 1 (Terms and Conditions). | ***Ablaufdatum:*** Das Ablaufdatum, auf das in Anhang 1 (Konditionen) Bezug genommen wird. |
| ***Factoring Account:*** *Account* on which the purchased *Receivables* are booked in their aggregate amount. | ***Factoringkonto:*** Konto, auf dem die angekauften *Forderungen* in Höhe ihres vollen Wertes gebucht werden. |
| ***Factoring Commission***: The percentage rate of the *Nominal Amount* set out in schedule 1 (Terms and Conditions). | ***Factoringgebühr:*** Der Prozentsatz des in Anhang 1 (Konditionen) festgelegten *Nominalbetrages*. |
| ***Factoring-Satzaufbau***: GE CAPITAL's requirements for information to be provided by the ORIGINATOR in electronic form about invoices, credit notes, payments or open items. | ***Factoring Satzaufbau:*** Vorgaben von GE CAPITAL für vom KUNDEN in elektronischer Form zu erteilende Informationen über Rechnungen, Gutschriften, Zahlungen oder Offene Posten. |
| ***Factorlink***: Software for the performance of the factoring procedure. | ***Factorlink:*** Software für die Durchführung des Factoringverfahrens. |
| ***Fee Letter:*** a fee letter dated on or about 04 January 2011 and to be entered into between GE CAPITAL, the *French Purchaser*, Omega Holdco B.V. and AIF VII Euro Holdings L.P.. | ***Fee Letter:*** ein Fee Letter, der am oder um den 04. Januar 2011 datiert und zwischen GE CAPITAL, dem *französischen Käufer*, Omega Holdco B.V. und AIF VII Euro Holdings L.P abgeschlossen werden wird. |
| ***French Purchaser:*** GE Factofrance SNC as purchaser under the *French RPA*. | ***Französischer Käufer:*** Ge Factofrance SNC als Käufer nach dem *französischen RPA*. |
| ***French RPA:*** a non-recourse French law receivables purchase agreement dated on or about the date hereof, between the *French Sellers* as sellers and GE Factofrance SNC as *French purchaser*, pursuant to which the *French purchaser* acquires receivables originated from the French sellers. | ***Französisches RPA:*** eine regresslose Vereinbarung über einen Forderungskauf, die dem französischen Recht unterliegt vom oder um das Datum dieses Vertrages, zwischen den *französischen Verkäufern* und GE Factofrance SBC als *französischer Käufer*, gemäß dessen der *französische Käufer* Forderungen, die von den *französischen Verkäufern* stammen, erwirbt. |
| ***French Seller:*** collectively Alcan Rhenalu S.A.S., a company incorporated under the laws of France as a *société par actions simplifiée* with a share capital of EUR 123,547,875.00, whose registered office is located at La Défense, 2-17 Place des Reflets, 92400 Courbevoie, France, registered with the Trade and Companies Registry of Nanterre under number 672 014, Alcan Aerospace S.A.S., a company incorporated under the laws of France as a *société par actions simplifiée* with a share capital of EUR 26,296.90, whose registered office is located at La Défense, 2-17 Place des Reflets, 92400 Courbevoie, France, registered with the Trade and Companies Registry of Nanterre under number 479 791 931, Alcan Softal S.A.S., a company incorporated under the laws of France as a *société par actions simplifiée* with a share capital of EUR 22,265,000.00, whose registered office is located at Route de Tonnerre, Germigny, 89600 Saint-Florentin, France, registered with the Trade and Companies Registry of Auxerre | ***Französischer Verkäufer:*** gemeinsam: Alcan Rhenalu SAS, eine Gesellschaft eingetragen als *société par actions simplifiée* nach französischem Recht mit einem Stammkapital in Höhe von EUR 123.547.875,00 mit Geschäftssitz in La Défense, 2-17 Place des Reflets, 92400 Courbevoie, Frankreich, registriert beim Handels- und Gesellschaftsregister Nanterre unter Nr. 672 014, Alcan Aerospace S.A.S., eine Gesellschaft eingetragen als *société par actions simplifiée* nach französischem Recht mit einem Stammkapital in Höhe von EUR 26.296,90 mit Geschäftssitz in La Défense, 2-17 Place des Reflets, 92400 Courbevoie, Frankreich, registriert beim Handels- und Gesellschaftsregister Nanterre unter Nr. 479 791 931, Alcan Softal S.A.S, eine Gesellschaft eingetragen als *société par actions simplifiée* nach französischem Recht mit einem Stammkapital in Höhe von EUR 22.265.000,00 mit Geschäftssitz in Route de Tonnerre, Germigny, 89600 Saint-Florentin, Frankreich, registriert beim Handels- und |

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| under number 662 032 374, Alcan France Extrusion S.A.S., a company incorporated under the laws of France as a *société par actions simplifiée* with a share capital of EUR 15,000,000, whose registered office is located at Route de Tonnerre, Germigny, 89600 Saint-Florentin, France, registered with the Trade and Companies Registry of Auxerre under number 352 610 646, and Alcan Aviatube S.A.S., a company incorporated under the laws of France as a *société par actions simplifiée* with a share capital of EUR 3,284,400, whose registered office is located at Zone Industrielle, 44470 Carquefou, France, registered with the Trade and Companies Registry of Nantes under number 712 032 705, as sellers under the *French RPA* | Gesellschaftsregister Auxerre unter Nr. 662 032 374, Alcan France Extrusion S.A.S, eine Gesellschaft eingetragen als *société par actions simplifiée* nach französischem Recht mit einem Stammkapital in Höhe von EUR 15.000.000, mit Geschäftssitz in Route de Tonnerre, Germigny, 89600 Saint-Florentin, Frankreich, registriert beim Handels- und Gesellschaftsregister Auxerre unter Nr. 352 610 646, und Alcan Aviatube S.A.S eine Gesellschaft eingetragen als *société par actions simplifiée* nach französischem Recht mit einem Stammkapital in Höhe von EUR 3.284.400, mit Geschäftssitz in Zone Industrielle, 44470 Carquefou, Frankreich, registriert beim Handels- und Gesellschaftsregister Nantes unter Nr. 712 032 705, als Verkäufer gemäß dem französischen RPA. |
| ***Full-Service-Factoring***: Factoring procedure in which the accounts receivable bookkeeping and dunning procedure are performed by GE CAPITAL. | ***Full-Service-Factoring:*** Factoringverfahren, bei dem die Debitorenbuchhaltung und das Mahnwesen durch GE CAPITAL erledigt werden. |
| ***German Sellers:*** the ORIGINATOR and *Alcan Singen*, each as seller of receivables pursuant to German law factoring agreements entered into with GE CAPITAL. | ***Deutsche Verkäufer:*** der KUNDE und die *Alcan Singen*, jeweils als Verkäufer der Forderungen gemäß den deutschen Factoringverträgen, die mit GE CAPITAL geschlossen wurden. |
| ***Group:*** has the meaning assigned to such term in the *Intercreditor Agreement.* | ***Gruppe:*** hat die selbe Bedeutung wie im *Interkreditorvertrag.* |
| ***Incoming Payment Settlement Account:*** *Account* on which in the *Inter-Credit*-Factoring* incoming payments are booked by interim posting until the *Reconciliation Process* has been performed, see clause 12.2. | ***Zahlungseingangsverrechnungskonto:*** Konto, auf dem beim *Inter-Credit*-Factoring* Zahlungseingänge bis zum *Stülpvorgang* zwischengebucht werden, siehe Ziffer 12.2. |
| ***Inter-Credit*-Factoring:*** Factoring procedure in which the accounts receivable bookkeeping and dunning procedure are performed by the ORIGINATOR as trustee for GE CAPITAL. | ***Inter-Credit*-Factoring:*** Factoringverfahren, bei dem die Debitorenbuchhaltung und das Mahnwesen durch den KUNDEN als Treuhänder für GE CAPITAL erledigt werden. |
| ***Intercreditor Agreement:*** a French law intercreditor agreement dated on or about the date hereof, between, inter alia, the *Parent*, the *French Sellers*, the *German Sellers*, the *Swiss Seller* and GE CAPITAL, pursuant to which the parties agreed to regulate certain cross-collateralization principles and to subordinate certain rights of certain investors in respect of liabilities owed to each of them by the *French Sellers, the German Sellers* and *the Swiss Seller.* | ***Interkreditorvertrag:*** ein Interkreditorvertrag nach französischem Recht datierend auf oder um das Datum dieses Vertrages, unter anderem zwischen dem *Mutterunternehmen* und den *französischen Käufern*, den *deutschen Käufern*, den *Schweizer Käufern* und GE CAPITAL, wonach die Parteien vereinbarten, bestimmte Grundsätze zur wechselseitigen Besicherung zu regeln und bestimmte Rechte gewisser Investoren im Hinblick auf Verbindlichkeiten, die jedem von ihnen von den *französischen Käufern*, den *deutschen Käufern* und den *Schweizer Käufern* geschuldet sind. |
| ***Interest***: Interest is calculated by applying the *Interest Rate* to the assessment base. | ***Zinsen:*** Die Zinsen werden durch Anwendung des Zinssatzes auf die Bemessungsgrundlage berechnet. |
| The assessment base is the partial amount of the purchase price that was paid to the ORIGINATOR, calculated for the period starting on the beginning of the day when payment is made by GE CAPITAL to the ORIGINATOR until the beginning of the day when the *Debtor*'s payment is received by GE CAPITAL or when the *Bad Debt Amount* falls due. | Die Bemessungsgrundlage ist der Teilbeitrag des ausgezahlten Forderungskaufpreisanteils, der vom KUNDEN bezahlt wird; zu berechnen für die Zeit vom Zeitpunkt der Gutschrift an bis zum Eingang der Abnehmerzahlung bei GE CAPITAL oder bei Fälligkeit des *Delkrederebetrags.* |
| Interest is calculated on the basis of the international method, i.e. act/360 interest days per year. The assessment of interest occurs monthly. | Zinsen werden auf der Basis internationaler Methoden berechnet, z.B. Betrag /360 Zinstage p.a.. Die Zinsberechnung erfolgt monatlich. |
| Interest is subject to the applicable VAT. | Zinsen unterliegen der gesetzlichen Umsatzsteuer. |
| ***Interest Rate:*** The percentage rate p.a. (per annum) set out in schedule 1 (Terms and Conditions), consisting of the sum of the percentage rates of the *Interest Reference Rate* and the margin. | ***Zinssatz:*** Der aus Anhang 1 ersichtliche Prozentsatz p.a (Pro Jahr), bestehend aus der Summe der Prozentsätze des *Referenzzinssatzes* und der Marge. |
| ***Interest Reference Rate:*** The interest reference rate is the EURIBOR (Euro Interbank Offered Rate), provided that the applicable term and the details of the continuing adjustment of the EURIBOR are set out in schedule 1 (Terms and Conditions). The actual rate of the EURIBOR is published, inter alia, on the internet site of the German Federal Bank. | ***Referenzzinssatz:*** Der Referenzzinssatz ist der EURIBOR (Euro Interbank Offered Rate), unter der Maßgabe, dass die anwendbare Laufzeitsbezugsgröße und die Einzelheiten der fortlaufenden Anpassung des EURIBOR in Anhang 1 (Konditionen) näher festgelegt sind. Die tatsächliche Höhe des EURIBOR ist unter anderem auf der Internetseite der Deutschen Bundesbank veröffentlicht. |
| ***Maximum Commitment:*** The amount which the *Utilization* may not exceed. The amount of the *Maximum Commitment* is set out in schedule 1 (Terms and Conditions). | ***Höchstobligio:*** Der Betrag, welcher die *Inanspruchnahme* nicht übersteigt. Der Betrag des *Höchtsobligios* ergibt sich aus Anhang 1 (Konditionen). |
| ***Nominal Amount***: The final amount set out in the invoice for the relevant *Receivable*, including VAT. | ***Nominalbetrag:*** Der in der Rechnung ausgewiesene Endbetrag für die *Forderung* einschließlich Umsatzsteueranteil. |
| ***Notification of Dispute:*** Notification by the ORIGINATOR or the *Debtor* to GE CAPITAL that the *Debtor* claims that the *Receivable* is not *Eligible*. | ***Reklamationsanzeige:*** Anzeige des KUNDE oder des Abnehmers an GE CAPITAL, dass der *Abnehmer* geltend macht, die *Forderung* sei nicht einwandfrei. |
| ***Offer Letter***: Notification of a certain *Receivable* by the ORIGINATOR to GE CAPITAL. Several notifications of *Receivables* can be combined in one *Offer Letter.* | ***Forderungsanzeige:*** Anzeige einer bestimmten *Forderung* an GE CAPITAL durch den KUNDEN. Es können verschiedene Anzeigen von *Forderungen* in einer *Forderungsanzeige* erfolgen. |

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|---|---|
| ***Open Items File***: List of all *Receivables* which are existing and unpaid at the time when the list is compiled. | ***Offene Posten Datei:*** Aufstellung sämtlicher zum Zeitpunkt der Erstellung der Aufstellung bestehender unbezahlter *Forderungen*. |
| ***Parent:*** Omega Holdco II B.V., a company incorporated under the laws of the Netherlands as a besloten vennootschap, whose registered office is located at Amsteldijk 166, 1079LH Amsterdam, The Netherlands, registered with the Trade and Companies Registry of The Netherlands under number 34393946 0000. | ***Mutterunternehmen:*** Omega Holdco II B.V., eine Gesellschaft eingetragen als besloten vennootschap nach dem Recht der Niederlande mit Geschäftssitz in Amsteldijk 166, 1079LH Amsterdam, Niederlande, registriert beim Handels- und Gesellschaftsregister der Niederlande unter Nr. 34393946 0000. |
| ***Pledged Accounts***: The bank accounts referred to as pledged accounts in schedule 1 (Terms and Conditions). | ***Verpfändete Bankkonten:*** Die in Anhang 1 (Konditionen) als verpfändete Konten bezeichnete Bankkonten. |
| ***Purchase Price Reserve***: Amount corresponding to the percentage rate set out in schedule 1 (Terms and Conditions) of the *Nominal Amount*. | ***Kaufpreiseinbehalt:*** Betrag, der dem Prozentsatz des Nominalbetrags wie in Anhang 1 (Konditionen) entspricht. |
| ***Purchase Price Reserve Account***: *Account* on which the *Purchase Price Reserve* is booked (see clause 4.1 and 4.3). | ***Kaufpreiseinbehaltskonto***: Konto, auf dem der Kaufpreiseinbehalt gebucht wird (siehe Ziffer 4.1 und 4.3). |
| ***Quarterly Account Statement***: Written summary of the balances of all *Accounts* as of the end of each calendar quarter. | ***Quartalsabschluss:*** Schriftliche Übersicht über die Stände aller Konten zum Ende des Quartals. |
| ***Receivables***: All existing and future payment receivables arising under agreements for the delivery of goods and/or the rendering of services by the ORIGINATOR vis-à-vis its *Debtors*. | ***Forderungen:*** alle gegenwärtig bestehenden und künftig entstehenden Forderungen auf Zahlung für Warenlieferungen und/oder der Erbringung von Dienstleistungen durch den KUNDEN gegenüber seinen *Abnehmern*. |
| ***Reconciliation Process***: Reconciliation of GE CAPITAL's *Open Items File* with the *Open Item File* provided by the ORIGINATOR. | ***Stülpvorgang:*** Angleichung der *Offene Posten Datei* von GE CAPITAL an die *Offene Posten Datei* des KUNDEN. |
| ***Reimbursement Claims***: Claims of *Debtors* vis-à-vis the ORIGINATOR, which do not result in a direct reduction of individual receivables, in particular claims based on a relevant period and/or the volume of sales (bonuses etc.), and claims arising from certain operations/events (marketing contributions, anniversary bonuses etc.). | ***Rückvergütungsansprüche:*** Ansprüche des *Abnehmers* gegenüber dem KUNDEN, die nicht eine direkte Minderung einzelner Forderungen zur Folge haben, insbesondere Ansprüche auf der Grundlage eines bestimmten Zeitraumes und/oder des Verkaufsvolumens (Boni, etc.), und Ansprüche aus bestimmten Tätigkeiten/Events (Werbekostenzuschüsse, Jubiläumsboni, etc.). |
| ***Reserve Account***: *Account* showing the anticipated amount of *Reimbursement Claims* (see clause 22.5). | ***Rückstellungskonto:*** Konto, auf dem die Rückvergütungsansprüche gebucht werden (siehe Ziffer 22.5). |
| ***Retaining Supplier:*** Each supplier of the ORIGINATOR who has stipulated an extended retention of title arrangement (assignment of the receivables resulting from the resale of the goods) with the ORIGINATOR. | ***Vorbehaltslieferant:*** Jeder Lieferant des KUNDEN, der mit dem KUNDEN wegen seiner Lieferungen einen verlängerten Eigentumsvorbehalt (Abtretung der aus der Weiterveräußerung resultierenden Forderung) vereinbart hat. |
| ***Settlement Account:*** *Account* on which all claims of the ORIGINATOR vis-à-vis GE CAPITAL (e.g. purchase price payments for purchased Receivables, including *Purchase Price Reserves* that have been released, *Debtor's* payments in respect of *Receivables* which have not been purchased) and claims of GE CAPITAL against the ORIGINATOR (e.g. commission claims, claims for reimbursement based on performance defaults) as well as disbursements to the ORIGINATOR are booked and offset against each other. | **Kundenabrechnungskonto**: *Konto*, auf dem alle Ansprüche des KUNDEN gegenüber GE CAPITAL (z.B. Kaufpreiszahlungen für angekaufte Forderungen einschließlich freigewordener *Kaufpreiseinbehalte*, Abnehmerzahlungen auf nicht bezahlte *Forderungen*) und von GE CAPITAL gegen den KUNDEN (z.B. Gebührenansprüche, Rückforderungsansprüche wegen Leistungsstörungen) sowie Auszahlungen an den KUNDEN gebucht und miteinander verrechnet werden. |
| ***Singen RPA:*** a German law non-recourse receivables purchase agreement dated on or about the date hereof, between the *Alcan Singen* as seller and GE CAPITAL as purchaser, pursuant to which GE CAPITAL acquires receivables originated from *Alcan Singen*. | ***Singen RPA:*** eine regresslose Vereinbarung über einen Forderungskauf, vom oder um das Datum dieses Vertrages, zwischen *Alcan Singen* als Verkäufer und GE CAPITAL als Käufer, gemäß dessen GE CAPITAL Forderungen, die von *Alcan Singen* stammen, erwirbt. |
| ***Smart-Service-Factoring***: Factoring procedure in which the accounts receivable bookkeeping is performed by GE CAPITAL and the dunning procedure is performed by the ORIGINATOR as trustee for GE CAPITAL. | ***Smart-Service-Factoring***: Factoringverfahren, bei dem die Debitorenbuchhaltung durch GE CAPITAL und das Mahnwesen durch den KUNDEN als Treuhänder für GE CAPITAL durchgeführt werden. |
| ***Special Purchase Price Reserve***: Reserve established as the result of a *Notification of Dispute* which shall not exceed, however, the part of the purchase price that was previously credited. | ***Sonderkaufpreiseinbehalt:*** Geldbetrag, der aufgrund der *Reklamationsanzeige* einbehalten wird, höchstens jedoch in der Höhe des zuvor gutgeschriebenen Kaufpreisanteils |
| ***Special Purchase Price Reserve Account:*** *Account* on which *Special Purchase Price Reserves* resulting from *Notifications of Disputes* are booked, see clause 4.4. | ***Sonderkaufpreiseinbehaltskonto:*** Konto, auf dem durch *Reklamationsanzeigen* ausgelöste *Sonderkaufpreiseinbehalte* gebucht werden, siehe Ziffer 4.4. |
| ***Special Account:*** *Account* on which the *Receivables* which have not been purchased are booked. | ***Sonderkonto:*** *Konto*, auf dem die nicht angekauften *Forderungen* gebucht werden. |
| ***Special Settlement Account:*** Technical offset account to the *Special Account*. | ***Sonderverrechnungskonto:*** Technisches Gegenkonto zum *Sonderkonto*. |
| ***Swiss Purchaser:*** GE CAPITAL as purchaser under the *Swiss RPA*. | ***Schweizer Käufer:*** GE CAPITAL als Käufer nach dem *Schweizer RPA*. |
| ***Swiss RPA:*** a Swiss law non-recourse receivables purchase agreement dated on or about the date hereof, between the *Swiss Seller* as seller and GE CAPITAL as *Swiss purchaser*, pursuant to which GE CAPITAL acquires receivables originated from the *Swiss seller*. | ***Schweizer RPA:*** eine regresslose Vereinbarung über einen Forderungskauf, mit oder um das Datum dieses Vertrages, zwischen dem Schweizer Verkäufer als Verkäufer und GE CAPITAL als Schweizer Käufer, gemäß dessen GE CAPITAL Forderungen erwirbt, die vom Schweizer Verkäufer stammen. |

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| | |
|---|---|
| ***Swiss Seller:*** Alcan Aluminium Valais SA, Sierre, with business seat at 3960 Sierre, Switzerland and registration number CH-626.3.000.048-9, as seller under the Swiss RPA. | ***Schweizer Verkäufer:*** Alcan Aluminium Valais S.A., Sierre, mit Geschäftssitz in 3960 Sierre, Schweiz und Registrierungsnummer CH-626.3.000.048-9, als Verkäufer nach dem Schweizer RPA. |
| ***Tolling/Pseudo Tolling Reimbursement Claims:*** Claims of *Debtors* vis-à-vis the ORIGINATOR which do not result in a direct reduction of individual receivables, and which result out of tolling/pseudo tolling transactions (*Materialbeistellung*) between the ORIGINATOR and the respective *Debtor*. | ***Rückvergütungsansprüche aus Materialbeistellung:*** Ansprüche der *Abnehmer* gegen den KUNDEN, die nicht zu einer Minderung einzelner Forderungen führen, und die aus Materialbeistellungen zwischen dem KUNDEN und dem jeweiligen *Abnehmer* herrühren. |
| ***Unable to Pay***: Means with respect to a *Debtor* that such *Debtor* is unable to pay its debts as and when they fall due. *Inability to Pay* is generally presumed if the *Debtor* generally ceases to make payments. | ***Zahlungsunfähig:*** Bedeutet im Hinblick auf einen *Abnehmer*, dass der *Abnehmer* nicht in der Lage ist, seine fälligen Zahlungspflichten zu erfüllen. *Zahlungsunfähigkeit* ist in der Regel anzunehmen, wenn der *Abnehmer* seine Zahlungen eingestellt hat. |
| ***Undisclosed Procedure***: Factoring procedure as described in Clause 13 of this Agreement in which the assignment of *Receivables* is not initially, but only upon termination of the Undisclosed Procedure or in the *Collection Procedure*, disclosed. | ***Stilles Verfahren:*** Factoringverfahren gemäß Ziffer 13 dieses Vertrages, bei dem die Abtretung der *Forderungen* zunächst nicht, sondern erst nach Beendigung des Stillen Verfahrens oder im *Inkassoverfahren* offengelegt wird. |
| ***Utilization:*** Sum of the balances on all *Accounts* held for the ORIGINATOR in accordance with the factoring agreement. | ***Inanspruchnahme:*** Summe aller Salden von Konten die für den KUNDEN aufgrund des Factoringvertrages geführt werden. |
| ***US Borrower:*** Alcan Rolled Products Ravenswood, LLC, as borrower under the *US GE ABL*. | ***US Kreditnehmer:*** Alcan Rolled Products Ravenswood, LLC, als Kreditnehmer nach dem *US GE ABL*. |
| ***US GE ABL:*** means a loan agreement dated on or about the date hereof, between the *US Borrower* as borrower and the *US Lender* as lender, pursuant to which the *US Lender* has agreed to make available to the *US Borrower* a certain loan. | ***US GE ABL:*** ist ein Kreditvertrag vom oder um den Tag dieses Vertrags zwischen dem *US Kreditnehmer* als Kreditnehmer und dem *US Kreditgeber* als Kreditgeber, wonach der *US Kreditgeber* zugestimmt hat, dem *US Kreditnehmer* einen Kredit zu gewähren. |
| ***US Lender:*** GE Capital Corporation as lender under the *US GE ABL* | ***US Kreditgeber:*** GE Capital Corporation als Kreditgeber nach dem *US GE ABL*. |
| ***VAT Information:*** all information as specified in clause 4.5, sub-clause 5. | ***Umsatzsteuerinformationen:*** alle in Ziffer 4.5, Absatz 5, genauer beschriebenen Informationen. |

**SIGNATORIES** **UNTERSCHRIFTEN**

**GE CAPITAL BANK AG**

Signed by: ____________________ ____________________

Title:

**Alcan Aluminium Presswerke GmbH**

Signed by: ____________________ ____________________

Title: Managing Director (Geschäftsführer) Proxy Holder(Prokurist)

24

Execution Version/Unterschriftsversion

**SCHEDULE 1 TERMS AND CONDITIONS**

**1. Receivables:**

*Receivables* for payment of compensation from contracts regarding sales of products and related provision of services against all *Debtors* of the ORIGINATOR whose office location is in Germany, and all Debtors whose office location is in a jurisdiction which is listed in Schedule 1b (*Approved Jurisdictions*) or any other jurisdiction approved by the GE CAPITAL, with the exception of receivables against debtors listed in Schedule 1a (*Excluded Debtors*).

**2. Purchase Price Reserve:** the higher of (i) 10 % or (ii) the sum of 5 % and the average *dilution rate* as observed over the last three months.

**3. Interest; Fees; Commission:**

a) *Interest Rate* (see Clause 4.1): 3 month Euribor + 2,25 %, paid monthly and calculated on the last *Business Day* of each month for the following month.

b) *Unused Facility Fee*: 1 % per annum of the amount of the available but unused amount of the *Settlement Account*.

c) *Audit Fees*: EUR 3,000 per audit and a maximum audit fee of EUR 6,000 per year

d) *Factoring Commission and Administration Fee* (see Clauses 4.1 and 8.3): 0,15 % + 0,01 % bad debt cost calculated on the volume of the *Receivables*.

e) *Discretionary Debtor Limit* (see Clause 7)

Domestic/Export 10,000 EUR

Limit fees for each debtor and for each contractual year:

| | | |
|---|---|---|
| 1. | domestic | 30 EUR/40 USD/40 CHF/25 GBP |
| 2. | export | 60 EUR/80 USD/80 CHF/50 GBP |

f) The ORIGINATOR shall bear all costs, fees and expenses charged by any credit institution with respect to payments made by any *Debtors* and which have been charged to any *Pledged Accounts* or to GE CAPITAL.

Whereas a "domestic Debtor" shall be a *Debtor* domiciled in the same jurisdiction as the ORIGINATOR, and whereas the limit fee's currency shall be the main currency in which the majority of the respective *Debtor's* Receivables are denominated.

The ORIGINATOR shall bear all costs, fees and expenses for keeping the *Pledged Accounts* and for the transfer of any moneys.

Aforementioned interest rates, fees and commissions are stated excluding the legal value added tax (VAT).

**4. Maximum Commitment:** GE CAPITAL will set a maximum limit for each Alcan Singen GmbH, Alcan Aluminium Presswerke GmbH and Alcan Aluminium Valais SA, Sierre, provided that the total aggregate Maximum Commitment under the respective factoring agreements between GE CAPITAL and Alcan Singen GmbH, Alcan Aluminium Presswerke GmbH and Alcan Aluminium Valais SA amounts to 100,000,000.00 EUR (one hundred million Euro) and which can be changed upon request of the respective originator(s).

**5. Commencement Date:**

This agreement will become effective on the date on which all conditions precedent as stated in Schedule 3 are fulfilled to the satisfaction of GE CAPITAL. GE CAPITAL will confirm vis-à-vis the ORIGINATOR the fulfilment of the conditions precedent and the commencement of this agreement (Condition Precedent).

**6. Termination Date:**

5 calendar years after the Commencement Date (clause 5 of this Schedule 1).

**7.** The ORIGINATOR and/or GE CAPITAL reserves the right to retain payments of the purchase price in respect of *Receivables* against single *Debtors* or debtor credit units - in terms of § 19 of the German Banking Act (*Kreditwesengesetz*) – as long as they show a greater concentration than 30 % of the amount of all purchased and still unsettled *Receivables* of the ORIGINATOR against all its

**ANHANG 1 KONDITIONEN**

**1. Forderungen:**

*Forderungen* für die Zahlung der Vergütung aus Verträgen aus Warenverkäufen und der Erbringung von Dienstleistungen gegen alle Abnehmer des KUNDEN, die ihren Sitz in der Bundesrepublik Deutschland haben, sowie alle Abnehmer, die ihren Sitz an einem der in Anhang 1b (*Anerkannte Rechtsordnungen*) aufgeführten Rechtsordnungen oder einer anderen von GE CAPITAL anerkannten Rechtsordnung haben, mit Ausnahme der Forderungen gegen die Abnehmer, die in Anhang 1a (*Ausgenommene Abnehmer*) aufgeführt sind.

**2. Kaufpreiseinbehalt:** Der jeweils höhere Betrag von entweder (i) 10% oder (ii) der Summe von 5% und der durchschnittlichen *Dilution Rate* der letzten drei Monate.

**3. Zinsen; Gebühren; Provision:**

a) *Zinssatz* (siehe Ziffer 4.1): 3 Monate EURIBOR + 2,25 %, Zahlung monatlich und Berechnung am letzten *Geschäftstag* jeden Monats für den Folgemonat.

b) *Bereitstellungsgebühr:* 1 % pro Jahr des verfügbaren aber nicht in Anspruch genommenen Betrages auf dem *Kundenabrechnungskonto*.

c) *Außenprüfungsgebühren*: EUR 3.000 pro Außenprüfung und maximal EUR 6.000 pro Jahr.

d) *Factoring- und Verwaltungsgebühr* (siehe Ziffer 4.1 und 8.3): 0,15 % + 0,01 % Delkrederekosten, berechnet nach dem Volumen der *Forderungen*.

e) *Abnehmerlimitselbstvergabe* (siehe Ziffer 7)

Im Inland/im Ausland 10.000 EUR

Limitgebühren für jeden Abnehmer und für jedes Vertragsjahr:

| | | |
|---|---|---|
| 1. | Im Inland | 30 EUR/40 USD/40 CHF/25 GBP |
| 2. | Im Ausland | 60 EUR/80 USD/80 CHF/50 GBP |

f) Der KUNDE trägt alle Kosten, Gebühren und Auslagen die von jedem Kreditinstitut im Hinblick auf die von jedem *Abnehmer* geltend gemachten Zahlungen erhoben werden und die jedem *verpfändeten Bankkonto* oder GE CAPITAL berechnet werden.

Wonach ein „inländischer Abnehmer" ein *Abnehmer* mit Sitz am Ort der gleichen Rechtswahl wie der KUNDE ist, und wonach die Währung für die Limitgebühr die Hauptwährung ist, auf welche die Mehrheit der Forderungen des jeweiligen Abnehmers lauten.

Der KUNDE trägt alle Kosten, Gebühren und Auslagen zur Unterhaltung der *verpfändeten Bankkonten* und für die Überweisungen von Geldern.

Vorstehende Zinsen, Gebühren und Provisionen verstehen sich zuzüglich der gesetzlichen Umsatzsteuer.

**4. Höchstobligio:** GE CAPITAL wird eine Obergrenze für jede Alcan Singen GmbH, Alcan Aluminium Presswerke GmbH und Alcan Aluminium Valais SA, Sierre festlegen, unter der Maßgabe, dass das Gesamthöchstobligio der jeweiligen Factoringverträge zwischen GE CAPITAL und Alcan Singen GmbH, Alcan Aluminium Presswerke GmbH und Alcan Aluminium Valais SA 100.000.000,00 EUR (einhundert Millionen Euro) beträgt und auf Antrag des jeweiligen Kunden geändert werden kann.

**5. Vertragsbeginn:**

Dieser Vertrag wird wirksam an dem Tag, an dem sämtliche in Anhang 3 enthaltenen Bedingungen zur Zufriedenheit von GE CAPITAL erfüllt sind. GE CAPITAL wird gegenüber dem KUNDEN die Erfüllung der Bedingungen und den Beginn dieses Vertrags bestätigen (aufschiebende Bedingung).

**6. Vertragsablaufdatum:**

5 Kalenderjahre nach dem Vertragsbeginn (Ziffer 5 dieses Anhangs 1).

7. Der KUNDE und/oder GE CAPITAL behält sich das Recht vor, Kaufpreiszahlungen für *Forderungen* gegen einzelne *Abnehmer* bzw. Abnehmerkrediteinheiten – im Sinne von § 19 Kreditwesengesetz – solange zurückzuhalten, soweit sie mehr als 30 % aller gekauften und noch offenen *Forderungen* des KUNDEN gegen alle seine *Abnehmer* ausmachen.

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Execution Version/Unterschriftsversion

*Debtors.*

**8. Pledged Account:**

In accordance with section 13.3 (c) of the Factoring Agreement, the ORIGINATOR and GE CAPITAL agree that the ORIGINATOR shall pledge the following account in favour of GE CAPITAL by entering into an agreement on the date hereof, in substantially the form as set out in Annex 5 (Account Pledge Agreement) for the account:

**8. Verpfändetes Bankkonto:**

In Übereinstimmung mit Ziffer 13.3 (c) des Factoringvertrages vereinbaren der KUNDE und GE CAPITAL, dass der KUNDE das folgende Konto zugunsten von GE CAPITAL verpfändet, indem zum entsprechenden Zeitpunkt ein Vertrag über das Konto geschlossen wird, der im Wesentlichen der in Anlage 5 (*Kontoverpfändungsvertrag*) festgelegten Form entspricht:

| **Account Bank (name and address**<br>**Kontoführende Bank (Name und Adresse)** | **Swift** | **IBAN** | **Currency**<br>**Währung** |
|---|---|---|---|
| Deutsche Bank<br>Rotteckring 3<br>D-79098 Freiburg<br><br>ATT: Roland Hehn<br>Phone: +49 761 2184 233<br>Fax: +49 711 125 4100 | DEUTDESM546 | DE77546700950021564000 | EUR |

All ORIGINATOR`s accounts for incoming payments relating to *Receivables*. The ORIGINATOR will provide GE CAPITAL without delay with a chart containing all necessary details.

Alle Konten des KUNDEN für Zahlungseingänge im Hinblick auf die *Forderungen*. Der KUNDE wird GE CAPITAL eine Aufstellung mit allen erforderlichen Daten unverzüglich zukommen lassen.

**9. Factoring-Procedure:** undisclosed *Inter-Credit-Factoring*

**9. Factoring-Verfahren:** stilles *Inter-Credit-Factoring*.

**10. Note of assignment (in the *Disclosed Procedure*):** "We have assigned our receivables to GE Capital Bank AG, Heinrich-von-Brentano-Str. 2, 55130 Mainz, Germany, pursuant to an ongoing factoring arrangement, respectively authorized GE Capital Bank AG to collect receivables on our behalf. Payments must be made by way of wire transfer to the following account: number: 300111800, bank sort code: 550 305 00, BIC: HRBKDE51, IBAN: DE12 5503 0500 0300 1118 00 or by cheque directly to GE Capital Bank AG, Heinrich-von-Brentano-Str. 2, 55130 Mainz, Germany."

**10. Abtretungsvermerk (im *offenen Verfahren*):** „Wir haben unsere Forderungen im Rahmen eines laufenden Factoringverfahrens an GE Capital Bank AG, Heinrich-von-Brentano-Str. 2, 55130 Mainz, Deutschland abgetreten bzw. GE Capital Bank AG zum Forderungseinzug ermächtigt. Zahlungen sind zu leisten per Überweisung auf das Konto: Kontonummer: 300111800, Bankleitzahl: 550 305 00, BIC: HRBKDE51, IBAN: DE12 5503 0500 0300 1118 00 oder per Scheck direkt an GE Capital Bank AG, Heinrich-von-Brentano-Str. 2, 55130 Mainz, Deutschland.

**11. Binding Version:** This Agreement and their respective Schedules and Annexes as well as any country specific supplement (if any) shall be executed in the German and the English language; both versions, the German as well as the English language versions shall be binding versions.

**11. Verbindliche Fassung:** Dieser Vertrag und die entsprechenden Anhänge und Anlagen sowie länderspezifische Zusätze (sofern zutreffend) wird in der deutschen und der englischen Sprache vollzogen; beide Fassungen, die deutschen als auch die englischen Sprachversionen stellen verbindliche Fassungen dar.

26

Execution Version/Unterschriftsversion

| | |
|---|---|
| **SCHEDULE 1a: Excluded Debtors** | **ANHANG 1a: Ausgenommene Abnehmer** |
| a) General: | a) Allgemein |
| All *Affiliated Companies* are Excluded Debtors. | Alle *verbundenen Unternehmen* sind ausgenommene Abnehmer |
| All *Debtors* against which the ORIGINATOR may have any claims which are not subject to the Approved Jurisdictions as set forth in Schedule 1b, shall be *Excluded Debtors*. | Alle *Abnehmer*, gegen die der KUNDE Ansprüche haben kann und die nicht den in Anhang 1b festgelegten anerkannten Gerichtsständen unterliegen, sind *ausgenommene Abnehmer*. |
| All *Debors* which prepay their claims and all *Debtors* which pay their debt on delivery (Prepayment Debtors), shall be Excluded Debtors. A list of all Prepayment Debtors is contained in sub-clause b) below. The *Parties* agree that the list of Prepayment Debtors may be amended and expanded from time to time at the ORIGINATOR's request, and subject to GE CAPITAL's approval, which may not be unreasonably withheld. | Alle *Abnehmer*, die ihre Ansprüche im Voraus bezahlen und alle *Abnehmer* die ihre Schulden bei Lieferung bezahlen (vorauszahlende Abnehmer), sind *ausgenommene Abnehmer*. Die Parteien vereinbaren, dass die Liste der vorauszahlenden Abnehmer auf Verlangen des KUNDEN und unter der Voraussetzung der Zustimmung von GE CAPITAL, die nicht willkürlich vorenthalten werden darf, von Zeit zu Zeit geändert und erweitert werden kann. |
| b) In particular: | b) Insbesondere |

He-Wal Metallprodukte GmbH + Co. KG
Zur Flügelau 36
74564 Crailsheim

Germany/Deutschland

Customer-no./KD-Nr.: 1001843 000 001]

| | |
|---|---|
| Prepayment Debtors: | Vorauszahlende Abnehmer: |

ASK Automationsservice Kausch GmbH
Zinshardter Straße 15
51597 Morsbach

Germany/Deutschland

Customer no./KD-Nr.: 1001024

ASA erneuerbare Energien GmbH
Rachelstr. 16
94315 Straubing

Customer no./KD-Nr.: 1001027

AS - Tech AG
Annaberger Str. 240
09125 Chemnitz

Germany/Deutschland

Customer no./KD-Nr.: 1001095

Bautex A. Stöver Söhne GmbH & Co.KG
Grasweg 18-22
27607 Langen

Germany/Deutschland

Customer no./KD-Nr.: 1001148

BMT GmbH & Co. KG
Bahnhofstr. 7
66503 Dellfeld

Germany/Deutschland

Customer no./KD-Nr.: 1001260

DEUTA Mechanics GmbH
Brunnenstr. 24
95131 Schwarzenbach am Wald

Germany/Deutschland

27

Execution Version/Unterschriftsversion

Customer no./KD-Nr.: 1001488

Die Venti
die Windkraft GmbH
Käthe-Paulus-Str. 104
50829 Köln

Germany/Deutschland

Customer no./KD-Nr.: 1001497

Dobler Metallbau
Werkstätten GmbH
Großwalding 3
94469 Deggendorf

Germany/Deutschland

Customer no./KD-Nr.: 1001523

Funke
Automationstechnik GmbH
P.O. Box/Postfach 265
31236 Ilsede

Germany/Deutschland

Customer no./KD-Nr.: 1001633

Heptner IVG
Blumendeller Str. 110
45472 Mülheim

Germany/Deutschland

Customer no./KD-Nr.: 1001823

FuR Hoffmann-PV KG
Gartenstr. 10
74586 Frankenhardt

Germany/Deutschland

Customer no./KD-Nr.: 1001944

Kotschenreuther
Fahrzeugbau GmbH & Co.KG
Pfarrer-Gareis-Str. 6
96346 Wallenfels

Germany/Deutschland

Customer no./KD-Nr.: 1002122

LEAN-ALU GmbH & Co. KG
Carl-Benz-Str. 35
78224 Singen

Germany/Deutschland

Customer no./KD-Nr.: 1002430

Ebner Solar GmbH
Hauptstr. 18
97526 Sennfeld

Germany/Deutschland

Customer no./KD-Nr.: 1002577

Schöller GmbH
Blätteräcker 5

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Execution Version/Unterschriftsversion

74523 Schwäbisch-Hall

Germany/Deutschland

Customer no./KD-Nr.: 1003328

Franz Thumb GmbH
Am Hunnenkamp 1
19230 Bobzin

Germany/Deutschland

Customer no./KD-Nr.: 1003509

Handeslagentur E. Martinec
Unterdambach 45
3051 St. Christophen

Austria/Österreich

Customer no./KD-Nr.: 1004624

Team Industries
Vanovska 1189
03853 Turany

Slovakia/Slowakei

Customer no./KD-Nr.: 1004663

FAIST Componenti S.p.A.
Via Dell'Industria 2
06014 Montone (Perugia)

Italy/Italien

Customer no./KD-Nr.: 1004739

Alu Slovakia s.r.o.
Nova cesta 1226/99
92523 Jelka

Slovakia/Slowakei

Customer no./KD-Nr.: 1004758

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Execution Version/Unterschriftsversion

**SCHEDULE 1b: Approved Jurisdictions**

**AT: Austria**
**AU: Australia**
**BE: Belgium**
**BG: Bulgaria**
**BR: Brazil**
**CA: Canada**
**CH: Switzerland**
**CN: China**
**CY: Cyprus**
**CZ: Czech Republic**
**DE: Germany**
**DK: Denmark**
**EE: Estonia**
**ES: Spain**
**FI: Finland**
**FR: France**
**GB: Great Britain**
**GR: Greece**
**HR: Croatia**
**HU: Hungary**
**IE: Ireland**
**IL: Israel**
**IN: India**
**IS: Island**
**IT: Italy**
**JP: Japan**
**LT: Lithuania**
**LU: Luxemburg**
**LV: Latvia**
**MT: Malta**
**MX: Mexico**
**MY: Malaysia**
**NL: The Netherlands**
**NO: Norway**
**PL: Poland**
**PT: Portugal**
**RO: Romania**
**SE: Sweden**
**SG: Singapore**
**SI: Slovenia**
**SK: Slovakia**
**SM: San Marino**
**TH: Thailand**
**TN: Tunisia**
**TR: Turkey**
**TW: Taiwan**
**UA: Ukraine**
**US: United States of America**
**ZA: South Africa**

**ANHANG 1b: Anerkannte Rechtsordnungen**

**AT: Österreich**
**AU: Australien**
**BE: Belgien**
**BG: Bulgarien**
**BR: Brasilien**
**CA: Kanada**
**CH: Schweiz**
**CN: China**
**CY: Zypern**
**CZ: Tschechische Republik**
**DE: Deutschland**
**DK: Dänemark**
**EE: Estland**
**ES: Spanien**
**FI: Finnland**
**FR: Frankreich**
**GB: Groß-Britannien**
**GR: Griechenland**
**HR: Kroatien**
**HU: Ungarn**
**IE: Irland**
**IL: Israel**
**IN: Indien**
**IS: Island**
**IT: Italien**
**JP: Japan**
**LT: Littauen**
**LU: Luxemburg**
**LV: Lettland**
**MT: Malta**
**MX: Mexiko**
**MY: Malaysia**
**NL: Niederlande**
**NO: Norwegen**
**PL: Polen**
**PT: Portugal**
**RO: Rumänien**
**SE: Schweden**
**SG: Singapur**
**SI: Slovenien**
**SK: Slowakei**
**SM: San Marino**
**TH: Thailand**
**TN: Tunesien**
**TR: Türkei**
**TW: Taiwan**
**UA: Ukraine**
**US: Vereinigte Staaten von Amerika**
**ZA: Südafrika**

30

Execution Version/Unterschriftsversion

**SCHEDULE 2 – DECLARATION OF CONSENT**

**Declaration of consent for the collection, processing and usage of data and the confidentiality obligations of tax authorities**

**I. Collection, processing and usage of data by the GE Capital Bank AG**

1. GE Capital Bank AG collects, processes and uses data in connection with the preparation, execution and implementation of the factoring agreement with respect to

- name and address of Alcan Singen GmbH and Alcan Aluminium Presswerke GmbH,
- information provided in the annual financial statements,
- accounts receivable of the ORIGINATOR against its debtors (creditor, debtor, subject, amount, credit worthiness of the ORIGINATOR, legal existence of the accounts receivable, potential security interests of other creditors),
- debtor limits and their respective utilisation,
- balances on accounts maintained in accordance with the factoring agreement,
- hereinafter referred to as "Data", but in each case only in accordance with the factoring agreement.

2. The ORIGINATOR authorises and consents to the transfer of data by GE Capital Bank AG to affiliated companies and/or service providers and the processing (including transfer) and using of such Data by the relevant companies if and to the extent that this is necessary for the following purposes:

- Compliance by GE Capital Bank AG with its obligations under the factoring agreement, including the processing of Data for such purposes in data processing centers.
- Compliance with reporting obligations resulting from statutory or internal regulations applicable to GE Capital Bank AG and/or its affiliated companies, including reporting obligations vis-à-vis committees or control functions of the relevant affiliated companies inside or outside of the European Economic Area.
- Evaluation and reporting within the General Electric group as well as market- and statistical analyses.
- Feeding of Data into an information system which is only accessible to members of the General Electric group, and from which GE Capital Bank AG may retrieve Data (which were not transferred by it for its business purposes.

3. The ORIGINATOR furthermore consents to the transfer of Data by GE Capital Bank AG to credit- or financial institutions and to the processing of the transferred Data (incl. transfer and usage of such data) by such institutions if and to the extent that this transfer occurs in connection with a transfer or pledge of the factoring agreement, rights or claims resulting from the factoring agreement or purchased receivables for the purposes of refinancing GE Capital Bank AG or in connection with the administration or collection of receivables.

In this context, the ORIGINATOR releases GE Capital Bank AG from any legal restrictions with respect to the collection, processing and usage of Data.

**II. Transfer of Data to GE Capital Bank AG**

The ORIGINATOR releases all financial institutions with which it cooperates from the banking secrecy and any other legal restrictions with respect to the transfer of data, to the extent that GE Capital Bank AG requests information from the relevant financial institution which is relevant for the compliance with the obligations under the factoring agreement. This includes information with respect to:

- Security interests of the relevant financial institution with respect to receivables of the ORIGINATOR, including ancillary rights, and other movable current assets,
- Payments received with respect to receivables assigned to GE Capital Bank AG and any other information relating such receivables.
- Information available to the relevant financial institution regarding the credit-worthiness of the ORIGINATOR.

The ORIGINATOR consents to GE Capital Bank AG treating these Data in accordance with item. I. above.

**III. Release of tax authorities from confidentiality obligations**

The ORIGINATOR hereby releases the tax authorities which may be involved

**ANHANG 2 - EINWILLIGUNGSERKLÄRUNG**

**Einwilligungserklärung zur Erhebung, Verarbeitung und Nutzung von Daten und der Schweigepflicht der Finanzämter**

**I. Erhebung, Verarbeitung und Nutzung von Daten durch die GE Capital Bank AG**

1. GE Capital Bank AG erhebt, verarbeitet und nutzt im Rahmen der Vorbereitung des Abschlusses und der Durchführung des Factoringvertrages Daten zu

- Name und Anschrift von Alcan Singen GmbH und Alcan Aluminium Presswerke GmbH,
- Informationen, die aus einem Jahresabschluss ersichtlich sind,
- Forderungen des KUNDEN gegen seine Abnehmer (Gläubiger, Schuldner, Forderungsgegenstand, Forderungshöhe, Bonität des Abnehmers, Verität der Forderung, etwaige Sicherungsrechte anderer Gläubiger,
- Abnehmerlimite und deren Ausnutzung,
- Kontostände der gemäß Factoringvertrag geführten Konten,
- 
- nachstehend als „Daten" bezeichnet, aber in jedem Fall nur im Zusammenhang mit dem Factoringvertrag.

2. Der KUNDE erklärt sich damit einverstanden, dass GE Capital Bank AG die Daten an verbundene Unternehmen und/oder Dienstleistungsunternehmen übermittelt und dass diese ihrerseits die Daten verarbeiten (einschließlich Übermittlung) und nutzen, wenn und soweit dies zu folgenden Zwecken erfolgt:

- Erfüllung von der GE Capital Bank AG nach dem Factoringvertrag obliegenden Aufgaben einschließlich der Verarbeitung der Daten zu diesen Zwecken in Rechenzentren,
- Erfüllung von durch Rechtsvorschriften oder konzernintern angeordneten Berichtspflichten, die der GE Capital Bank AG und/oder verbundenen Unternehmen obliegen, einschließlich von Berichtspflichten gegenüber Gremien und Kontrollorganen der Verbundenen Unternehmen innerhalb und außerhalb des europäischen Wirtschaftsraumes,
- Auswertungen und Berichterstattung innerhalb des General Electric Konzerns, sowie Marktanalysen und statistische Analysen,
- Einstellung der Daten in ein ausschließlich für Unternehmen des General Electric Konzerns nutzbares Informationssystem, aus dem auch die GE Capital Bank AG für ihre Geschäftszwecke auch von ihr nicht übermittelte Daten abrufen kann.

3. Der KUNDE erklärt sich weiterhin damit einverstanden, dass die GE Capital Bank AG Daten an andere Kreditinstitute oder Finanzinstitute übermittelt, und dass diese ihrerseits die Daten verarbeiten (einschließlich Übermittlung und Nutzung), wenn und soweit diese Übertragung im Zusammenhang mit einer Übertragung oder Verpfändung des Factoringvertrages oder von Rechten oder Forderungen aus dem Factoringvertrag oder angekauften Forderungen für Zwecke der Refinanzierung der GE Capital Bank AG oder im Zusammenhang mit der Verwaltung oder Einziehung von Forderungen geschieht.

In diesem Zusammenhang befreit der KUNDE die GE Capital Bank AG von gesetzlichen Beschränkungen zur Erhebung, Verarbeitung und Nutzung von Daten.

**II. Übermittlung von Daten an die GE Capital Bank AG**

Der KUNDE befreit alle mit ihm zusammenarbeitenden Finanzinstitute vom Bankgeheimnis und anderweitig durch Rechtsvorschriften begründeten Einschränkungen der Datenübermittlung, soweit die GE Capital Bank AG bei dem jeweiligen Finanzinstitut Anfragen stellt, die für die Erfüllung des Factoringvertrages von Bedeutung sind. Dies betrifft Informationen betreffend:

- Sicherungsrechte des Finanzinstituts an Forderungen des KUNDEN einschließlich Nebenrechten und an sonstigem beweglichen Umlaufvermögen.
- Zahlungseingänge auf Forderungen, die der GE Capital Bank AG abgetreten sind und etwaige sonstige Informationen in Bezug auf solche Forderungen.
- Bei dem Finanzinstitut vorhandene Informationen über die Bonität des KUNDEN.

Der KUNDE erklärt sich damit einverstanden, dass die GE Capital Bank AG solche Daten nach Maßgabe von Ziffer I. behandelt.

**III. Befreiung von der Schweigepflicht der Finanzämter**

Der KUNDE entbindet hiermit die befassten Finanzämter in Bezug auf die vom

31

Execution Version/Unterschriftsversion

from their relevant confidentiality obligations with respect to VAT payable by the ORIGINATOR and undertakes to repeat such release directly vis-à-vis the relevant tax authorities in the appropriate form.

KUNDEN zu entrichtende Umsatzsteuer von der Schweigepflicht und verpflichtet sich, diese Entbindungserklärung direkt gegenüber den Finanzämtern in geeigneter Form zu wiederholen.

32

CP	Document				Required Form

I. Corporate Documents

	1.	Directors’ certificate with respect to the corporate documents, the company’s solvency, specimen signatures

(1)		a)	Alcan Singen GmbH		Original

(2)		b)	Alcan Aluminium Presswerke GmbH		Original

(3)		c)	Alcan Aluminium Valais SA, Sierre		Original

2. Excerpt from the commercial register (dated less than 2 weeks prior to signing)

(4)		a)	Alcan Singen GmbH		Inspection of Online Register

(5)		b)	Alcan Aluminium Presswerke GmbH		Inspection of Online Register

(6)		c)	Alcan Aluminium Valais SA, Sierre		Certified Copy

3. Articles of Association

(7)		a)	Alcan Singen GmbH		Copy

(8)		b)	Alcan Aluminium Presswerke GmbH		Copy

(9)		c)	Alcan Aluminium Valais SA, Sierre		Copy

4. Shareholder list

(10)		a)	Alcan Singen GmbH		Copy

(11)		b)	Alcan Aluminium Presswerke GmbH		Copy

5. Shareholder Resolution approving the terms and conditions of the transaction; no changes to corporate documents; specimen signatures

(12)		a)	Alcan Singen GmbH		Copy

(13)		b)	Alcan Aluminium Presswerke GmbH		Copy

(14)		c)	Alcan Aluminium Valais SA, Sierre		Copy

6. Board Resolution approving the terms and conditions of the transaction; no changes to corporate documents, specimen signatures

(15)		a)	Alcan Aluminium Valais SA, Sierre		Copy

	7. Power of Attorneys (if somebody different from the companies’ authorized representatives will be signing any document)				If applicable

(16)		a)	Alcan Singen GmbH		Original

(17)		b)	Alcan Aluminium Presswerke GmbH		Original

(18)		c)	Alcan Aluminium Valais SA, Sierre		Original

II. Legal Opinions

(19)			a)	Legal Opinion delivered by CC and satisfactory to the GE Capital in respect of the capacity and authority of the German Sellers in connection with the execution and performance of the Factoring Agreement and all other related transaction documents	PDF, Original to follow

33

CP	Document				Required Form

(20)			b)	Legal Opinion delivered by WWP in respect of the capacity and authority of the Swiss Seller in connection with the execution and performance of the Factoring Agreement and all other related transaction documents	PDF, Original to follow

(21)			c)	Legal Opinion delivered by Mayer Brown and satisfactory to GE Capital relating to the validity of the AR Financing Facilities Documents and all other relevant transaction documents under German law	PDF, Original to follow

(22)			d)	Legal Opinion delivered by Pestalozzi and satisfactory to GE Capital relating to the validity of the AR Financing Facilities Documents and all other relevant transaction documents under Swiss law	PDF, Original to follow

III. AR Financing Facilities Documents

	1.	Alcan Singen GmbH

(23)		a)	Customary information reasonably satisfactory to GE Capital on the existing relevant receivables to be purchased		PDF

(24)		b)	Singen RPA		Original/PDF

2. Alcan Aluminium Presswerke GmbH

(25)		a)	Customary information reasonably satisfactory to GE Capital on the existing relevant receivables to be purchased		PDF

(26)		b)	Factoring Agreement		Original/PDF

3. Alcan Aluminium Valais SA, Sierre

(27)		a)	Customary information reasonably satisfactory to GE Capital on the existing relevant receivables to be purchased		PDF

(28)		b)	Swiss RPA		Original/PDF

(29)		c)	Country Specific Amendment		Original/PDF

(30)	4. Fee Letter				Original/PDF

(31)	5. Intercreditor Agreement				Original/PDF

(32)	6. Parent Guarantee (Germany)				Original/PDF

IV. Credit Insurance

	1.	Alcan Singen GmbH

(33)		a)	Receipt of credit insurance policies

(34)		b)	Standard credit insurance information, evidencing that in each year, the maximum annual indemnification amount under the relevant credit insurance is sufficient to cover the applicable credit limit of the top five debtors		PDF

(35)		c)	Trade Credit Insurance Agreement		Original

(36)		d)	Trade Credit Insurance Assignment Agreement		Original

	i)	Coface

	ii)	ACE European Group (Limit Plus)

	iii)	Euler Hermes

	2.	Alcan Aluminium Presswerke GmbH

(37)		a)	Receipt of credit insurance policies		PDF

(38)		b)	Standard credit insurance information, evidencing that in each year, the maximum annual indemnification amount under the relevant credit insurance is sufficient to cover the applicable credit limit of the top five debtors		PDF

(39)		c)	Trade Credit Insurance Agreement		Original

34

CP	Document				Required Form

(40)		d)	Trade Credit Insurance Assignment Agreement		Original

		i)	Coface

	3.	Alcan Aluminium Valais SA, Sierre

(41)		a)	Receipt of credit insurance policies		PDF

(42)		b)	Standard credit insurance information, evidencing that in each year, the maximum annual indemnification amount under the relevant credit insurance is sufficient to cover the applicable credit limit of the top five debtors		PDF

(43)		c)	Trade Credit Insurance Agreement		Original

(44)		d)	Trade Credit Insurance Assignment Agreement		Original

		i)	Coface

V. Collection Accounts

	1.	Alcan Singen GmbH

(45)		a)	Account Pledge Agreement		Original

	2.	Alcan Presswerke

(46)		a)	Account Pledge Agreement		Original

	3.	Alcan Aluminium Valais SA, Sierre

(47)		a)	Account Assignment/Pledge Agreement		Original

			i)	Credit Suisse

			ii)	Deutsche Bank

VI. Consent letter, if applicable, with respect to those debtors with a ban of assignment clause

(48)		a)	Alcan Singen GmbH: 1		PDF

		b)	Alcan Aluminium Presswerke GmbH: not applicable

		c)	Alcan Aluminium Valais SA, Sierre: 2

VII. Know-Your-Customer

(49)	1.	Alcan Singen GmbH			PDF

(50)	2.	Alcan Aluminium Presswerke GmbH			PDF

(51)	3.	Alcan Aluminium Valais SA, Sierre			PDF

VIII. Receivables

	1.	Statement re Reimbursement Claims, e.g. current status of bonuses granted, etc.

(52)		a)	Alcan Singen GmbH		PDF

(53)		b)	Alcan Aluminium Presswerke GmbH		PDF

(54)		c)	Alcan Aluminium Valais SA, Sierre		PDF

	2.	Statement re Tolling/Pseudo Tolling Reimbursement Claims

(55)		a)	Alcan Singen GmbH		PDF

(56)		b)	Alcan Aluminium Presswerke GmbH		PDF

(57)		c)	Alcan Aluminium Valais SA, Sierre		PDF

	3.	VAT information

(58)		a)	Alcan Singen GmbH		PDF

(59)		b)	Alcan Aluminium Presswerke GmbH		PDF

(60)		c)	Alcan Aluminium Valais SA, Sierre		PDF

IX: Miscellaneous

	1.	Auditor Agreement (sec. 13.4 of the factoring agreement)

(61)		a)	Alcan Singen GmbH		Original

(62)		b)	Alcan Aluminium Presswerke GmbH		Original

35

CP	Document			Required Form

(63)		c)	Alcan Aluminium Valais SA, Sierre	Original

	2.	Negative pledge confirmations (corresponding re-assignments if necessary) of all financing banks and investors

(64)		a)	Alcan Singen GmbH	PDF

(65)		b)	Alcan Aluminium Presswerke GmbH	PDF

(66)		c)	Alcan Aluminium Valais SA, Sierre	PDF

	3.	Evidence regarding the Completion of the Acquisition

(67)	Copy of the executed share purchase agreement between inter alia AIF VII Euro Holdings, L.P. and Rio Tinto in the form agreed by GE Factofrance.			PDF

(68)	Written confirmation by Wachtell, Lipton, Rosen & Katz that the Acquisition has been completed.			PDF

X: Swiss Taxes / VAT

(69)	1.	True sale tax ruling		PDF

(70)	2.	VAT Tax Ruling re no acceleration		PDF

(71)	3.	VAT Ruling re no secondary liability		PDF

36

Annex 1

Transfer of French Receivables

FRENCH PROVISIONS

Reference is made to a factoring agreement to be dated 16 December 2010 and entered into between Alcan Aluminium Presswerke GmbH and GE CAPITAL (the “Factoring Agreement”).

Capitalised terms defined in the Factoring Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

The following clauses of the Factoring Agreement shall be amended/replaced and shall read as follows:

1.	AMENDMENTS TO THE FACTORING AGREEMENT

(a)	The parties agree to amend Clause 2.2 of the Factoring Agreement in respect of the assignment of French Receivables by following paragraphs 2.2.1 to 2.2.5:

“2.2.1 For the purpose of effecting the transfer of the French Receivables pursuant to the Factoring Agreement, GE CAPITAL and the ORIGINATOR shall follow the steps and procedure described below.

2.2.2 Transfer mode

On each Transfer Date, the transfer of French Receivables from the ORIGINATOR to GE CAPITAL shall be performed by way of a transfer document (acte de cession de créances professionnelles) complying with articles L. 313-23 et seq. and articles R. 313-15 et seq. of the French Monetary and Financial Code (Code Monétaire et Financier) and in the form set out in Schedule 1 (a French Transfer Document).

2.2.3 Procedure

The ORIGINATOR shall offer to sell French Receivables on each Transfer Date by sending the original of a duly signed French Transfer Document in the form set out in Schedule [1]. The Computer File is attached to each French Transfer Document. The Computer File attached to this French Transfer Document shall allow the identification and individualization of the said French Receivables.

By no later than [6] p.m. on the Transfer Date, GE CAPITAL shall sign and insert the date on the French Transfer Document. The signed and dated French Transfer Document shall constitute the acceptance of GE CAPITAL to purchase the French Receivables offered pursuant to the offer to sell.

2.2.4 Legal consequences

The French Receivables together with any ancillary right attached thereto, shall be transferred to GE CAPITAL and such transfer shall be, as matter of French law:

(a)	valid between GE CAPITAL and the ORIGINATOR;

(b)	enforceable against the corresponding French Debtors; and

(c)	enforceable against third parties,

without any other formality, and irrespective of the law governing the French Receivables and the law of the jurisdiction where the corresponding French Debtors are resident, in accordance with articles L. 313-23 et seq. and articles R. 313-15 et seq. of the French Monetary and Financial Code (Code Monétaire et Financier) as of the date affixed on the relevant French Transfer Document, on which the relevant French Transfer Document is signed by GE CAPITAL provided however that:

(i) the corresponding Debtors and provided may validly discharge their respective debts under the corresponding Receivables by making payment to the relevant ORIGINATOR until a notice of transfer in the form of Schedule [2] is served to them; and

(ii) the corresponding Debtors may assert all defences (including set-off) arising prior to a notice of transfer referred to in sub-clause (i) above is served on them.

2.2.5 Governing law

This Clause 2.2 shall be governed by French law.”

(b)	The parties agree to amend Clause 3 of the Factoring Agreement in respect of the assignment of French Receivables by inserting the following Clause 3.2. (the remaining paragraphs of Clause 3 being redenominated accordingly):

“3.2 On each Transfer Date, GE CAPITAL shall accept to purchase all the French Receivables set out in an ORIGINATOR’s offer to sell, it being provided that the ORIGINATOR shall have identified in each offer to sell those of the Receivables which fulfill the following criteria (the French Eligible Receivables) and those which does not fulfill those criteria (the French Non Eligible Receivables):

(i)	the Offer Letter is correct and complete and was dispatched by the ORIGINATOR within the time line set out in clause 2.3 of the Factoring Agreement;

(ii)	the relevant French Receivable is Eligible;

(iii)	the French Debtor has been granted a payment term not exceeding 60 days after the relevant invoice date;

(iv)	the relevant French Receivable is not a claim against an Affiliated Company;

(v)	the relevant French Receivable is within the scope of the Debtor Limit;

(vi)	the sum of the amount of the relevant Receivable and all other purchased and unpaid French Receivables against the relevant French Debtor or debtor credit unit – within the meaning of § 19 of the German Banking Act – does not exceed 30% of all purchased and unpaid French Receivables of the ORIGINATOR against all of his French Debtors;

(vii)	the payment of the purchase price in respect of the purchased Receivable will not result in and excess of the Maximum Commitment;

(viii)	the legal relationship from which such French Receivables arise is governed by French law.

(ix)	the contracts pursuant to which such French Receivables arises do not contain a confidentiality clause or a clause banning the transfer of such French Receivables or requesting the approval of the parties of the purchaser of such French Receivables;

(x)	such French Receivable is a valid obligation enforceable against the French Debtor;

(xi)	the payment of such French Receivable in full is (subject to any contractual set-off and right of counterclaim) legally enforceable against the Originator to whom the invoice is addressed ;

(xii)	the transfer by the Originator to GE CAPITAL of such French Receivable, GE CAPITAL’s ownership of such French Receivable and the transfer to GE CAPITAL of information about a French Debtor is not made in violation of:

•

the contract pursuant to which such French Receivable arises or any other agreement to which the Originator is a party to an extend that would have a material adverse effect on the legal transferability or collectability of, or the legal title of GE CAPITAL to such French Receivable; or

•	any applicable laws;

(xiii)	the principal outstanding amount of such French Receivable, as notified in the relevant invoice, is the amount due in respect of that French Receivable under the relevant contract;

(xiv)	all sums due from or obligations owed by the Originator to the French Debtor have been paid or performed and the Originator does not have any other obligations towards the French Debtor which, in either case, would give the French Debtor such right to reduce the amount payable for the French Receivable;

(xv)	the correct name and address of the French Debtor and any required purchase order number appear on each invoice or credit note, on any documents evidencing the French Receivable as required and on the invoice;

(xvi)	the contracts pursuant to which such French Receivable arises have not been entered into with suppliers of the Originator; and

(xvii)	the contracts pursuant to which such French Receivables arise have not been entered into with a public sector company.”

(c)	The parties agree to amend Clause 4 of the Factoring Agreement in respect of the assignment of French Receivables by inserting the following Clause 4.2 (the remaining paragraphs of Clause 4 being redenominated accordingly):

“4.2 On each Transfer Date, the purchase price for the French Receivables purchased on that date shall be equal to the aggregate Nominal Amount of the French Eligible Receivables purchased on that date, reduced by deductions relating to the relevant French Eligible Receivable (such as discounts) that were granted to the relevant French Debtor by the ORIGINATOR, and deducting the Factoring Commission and Interest.

If a French Non Eligible Receivable becomes a French Eligible Receivable after its Transfer Date because of a modification of the applicable Debtor Limit or otherwise, GE CAPITAL shall then pay to the ORIGINATOR an additional purchase price equal to the aggregate Nominal Amount of such French Receivable that have become eligible after the Transfer Date, reduced by deductions relating to the relevant French Receivables (such as discounts) that were granted to the relevant French Debtor by the ORIGINATOR, and deducting the Factoring Commission and Interest.

In the Bad Debt Case, the purchase price is reduced by the VAT amount included in the Receivable which the ORIGINATOR must claim from the tax authorities (see clause 6.4), at the time the legal prerequisites allowing a recovery of such VAT amounts are fulfilled. GE CAPITAL undertakes to provide the ORIGINATOR with all information and documents necessary for claiming such VAT amounts from tax authorities.

The purchase price regarding the French Receivables purchased on any given Transfer Date (excluding the Purchase Price Reserve and subject to the settlement of Interest) shall fall due when such French Receivables are purchased. Interest will be charged monthly in arrears.

Any payments in respect of the purchase price and any charges are made by book entry by GE CAPITAL on the Settlement Account.”

(d)	The parties agree to supplement Clause 19 of the Factoring Agreement in respect of the assignment of French Receivables by adding the following paragraphs 19.5 to 19.7:

“19.5 The ORIGINATOR, after having offered to sell the French Receivables to GE CAPITAL, undertakes not to cancel or vary any of the following with respect to such French Receivable;

•	any contract pursuant to which a French Receivable arises; or

•	any related rights; or

•	any payment terms or settlement discounts;

without GE CAPITAL’s written consent;

19.6 The ORIGINATOR undertakes to make sure that every contract pursuant to which a French Receivable arises shall only be entered into in the ordinary course of its trading activities as disclosed to GE CAPITAL;”

(e)	The parties agree to supplement Clause 2 of the Factoring Agreement in respect of the assignment of French Receivables by adding the following paragraph 2.5:

“2.5 The ORIGINATOR represents and warrants that the receivables identified in the Offer Letter as being French Eligible Receivables, comply with the eligibility criteria set out in Clause 3.2 of the Factoring Agreement.”

(f)	The parties agree to supplement Clause 4.1 of the Factoring Agreement in respect of the assignment of French Receivables by the following paragraph 4.6:

“4.1 The purchase price for each purchased French Receivable shall be deemed to be inclusive of any value added tax (VAT) (if any) and GE CAPITAL shall not be required to increase the purchase price for such VAT.”

(g)	The parties agree to replace Clause 6 of the Factoring Agreement in respect of the assignment of French Receivables by inserting the following paragraph 6.3 (the remaining paragraphs of Clause 6 being redenominated accordingly):

“6.3 Bad Debt Case means, for the French Receivables, that the relevant Debtor:

(a) fails to pay a Receivable within 120 days after its due date without disputing its obligation to pay prior to or after the expiry of such period; or

(b) is in situation of état de cessation des paiements or is subject to bankruptcy proceedings (sauvegarde, redressement or liquidation judiciaire) or amicable reorganisation (conciliation or mandat ad hoc) or is in a situation or is subject to a procedure similar to those referred to above.”

(h)	The parties agree to supplement Clause 6 of the Factoring Agreement in respect of the assignment of French Receivables by inserting the following paragraph 6.6:

“6.6 GE CAPITAL hereby grants power of attorney and appoints the ORIGINATOR to act as its agent, in its name and behalf, pursuant to the terms of a mandate (mandat) which the ORIGINATOR hereby accepts to collect and recover from the relevant tax administration, VAT which has already been paid or accounted for in respect of assigned French Receivables which have become uncollectible.”

(i)	The parties agree to supplement Clause 6 of the Factoring Agreement in respect of the assignment of French Receivables by adding the following paragraph 6.7:

“6.7 The ORIGINATOR shall take such steps and do all things as may be necessary or appropriate for the recovery and/or reimbursement from the relevant tax administration of the amount of VAT which has already been paid or accounted for in respect of assigned French Receivables which have become uncollectible and are eligible for such recovery and/or reimbursement from the relevant tax administration.

Furthermore, the ORIGINATOR, acting as servicer of the assigned French Receivables shall transfer to GE CAPITAL the amount of VAT bad debt relief corresponding to the said assigned French Receivables that shall be recovered from, or refunded by, the relevant tax administration.”

(j)	The parties agree that Clause 8.1 of the Factoring Agreement shall not apply to the French Receivables.

(k)	The parties agree to amend Clause 11.1(b) of the Factoring Agreement in respect of the French Receivables by the following paragraph 11.1(b):

“any and all claims for delivery of such assets, in particular in the event of an unwinding of the contract, as well as the right to rescind the contract including, for the French Receivables, any retention of title right over the goods delivered by the ORIGINATOR under such contract”

(l)	The parties agree to amend Clause 13 of the Factoring Agreement in respect of the assignment of French Receivables by inserting the following paragraph 13.2 (the remaining paragraphs of Clause 13 being redenominated accordingly):

“13.2.1 In the Disclosed Procedure for the French Receivables, GE CAPITAL (i) will notify the French Debtors of each Transfer Date by delivering a notice of transfer in the form of Schedule 2 and, (ii) may request any or all French Debtors to accept the assignment of French Receivables owing by them in accordance with article L.313-29 of the French Monetary and Financial Code.

In addition, the ORIGINATOR will indicate on its invoices a clearly visible note of assignment.”

(m)	The parties agree to supplement Clause 21 of the Factoring Agreement in respect of the French Receivables by inserting the following paragraph 21 (h):

“(h) Notwithstanding paragraph (c) above, the transfer of the French Receivables made in accordance with Clause 2 shall be governed by French law and the competent court of Paris have exclusive jurisdiction to settle any dispute in relation with such assignment.”

(n)	The parties agree to supplement Clause 24 of the Factoring Agreement in respect of the assignment of French Receivables by adding the following paragraph:

“All amounts expressed to be payable by the ORIGINATOR (including without limitation the Factoring Commission) shall be deemed to be exclusive of VAT (if any). If VAT is chargeable on such amounts, the amounts payable by the ORIGINATOR shall be increased by the amount of such VAT.”

(o)	The parties agree to amend or supplement Section F (Definitions) of the Factoring Agreement in respect of the assignment of French Receivables by adding the following definitions:

Computer File: electronic file containing all the relevant information (including all the information set out in Clause 3.1) for the purpose of identifying and individualizing (including, inter alia, the name and details of the French Debtor, the invoice number, the invoice issue date and the due date) the French Receivables which are owned by the Originator as at the relevant Transfer Date.

Debtors: All present and future counterparties of the ORIGINATOR to contracts (including the French Debtors) pursuant to which the ORIGINATOR owes the delivery of goods and/or the rendering of services for which the relevant counterparty owes payment, provided that the Debtors included in the factoring agreement are set out in schedule 1 (Terms and Conditions).

French Debtor: any Debtor of a French Receivable.

French Receivable: any Receivable which is governed by French law and owed by a French Debtor, together with the related rights listed in clause 11.1 of this agreement.

Transfer Date: the date on which the ORIGINATOR sends an Offer Letter to GE CAPITAL, in accordance with clause 2.3 of this agreement.

Receivables: all existing and future payment receivables arising under agreements for the delivery of goods and/or the rendering of services by the ORIGINATOR vis-à-vis its Debtors (including the French Receivables).

Any and all other provisions of the Factoring Agreement shall apply and shall remain unaffected hereby.

**SCHEDULE 1**

**FORM OF FRENCH TRANSFER DOCUMENT**

**ACTE DE CESSION DE CREANCES PROFESSIONNELLES**

régi par les dispositions des Articles L. 313-23 à L. 313-34 du Code monétaire et financier

**1. CÉDANT**

[●], une société [●], dont le siège social est situé à **v**, immatriculée au [●] de [●] sous le numéro [●], représenté par ____________________________, dûment habilité aux fins des présentes, (le **Cédant**),

**2. CESSIONNAIRE**

**GE CAPITAL BANK AG**, une société [●] de droit [●], dont le siège social est situé [●], immatriculée au [●] sous le numéro [●], représenté par [*nom*], [*titre*], dûment habilité aux fins des présentes (le **Cessionnaire**),

**3. DATE**

Date de signature et de remise de l'acte au Cessionnaire : le [*date à compléter par le Cessionnaire*]

**4. CESSION DE CRÉANCES**

Le Cédant cède au Cessionnaire les Créances désignées au paragraphe 5 sans garantie ni recours quelconques autres que l'existence des Créances et des garanties et accessoires qui s'y attachent et ceux prévus dans le Contrat d'Affacturage (*Factoring Agreement*) (le **Contrat**) en date du [●], selon les modalités et obligations décrites dans ledit Contrat. La cession desdites créances intervient avec jouissance à la date du présent acte de cession de créances (l'**Acte de Cession de Créance**).

**5. CRÉANCES CÉDÉES**

Les créances cédées (les **Créances**) correspondent à un ensemble de [*nombre de Créances à compléter*] créances (y compris leurs accessoires) répondant à la définition de *French Receivables* dont le montant total en principal restant dû est de [*à compléter*] et qui sont l'ensembles des créances dont la liste figure sur les fichiers informatiques intitulés [*à compléter*] remis avec le présent Acte de Cession de Créance.

**6. PRIX DE CESSION**

[Le prix de cession total des Créances visées à l'Article 5 est de € [*montant*] et est payable conformément à l'Article 4 (*Purchase Price, Due Date, Reserves, Factoring Commission, Interest*) du Contrat.]

**7. GENERAL**

La présente cession de créances est soumise aux dispositions des Articles L. 313-23 et suivants du Code monétaire et financier.

Les termes en langue anglaise figurant aux présentes ont le sens qui leur est donné dans le Contrat.

Le présent acte de cession de créances et le(s) fichier(s) informatique(s) susvisés sont établis en un seul exemplaire original, lequel est remis au Cessionnaire.

[●]

Cédant

Représenté par :

Nom :

Titre : [●]

Le : ____________________

**GE CAPITAL France AG,**

Cessionnaire

représentée par :

Nom :

Titre :

Translation for information purposes only

FRENCH TRANSFER DOCUMENT

governed by the provisions of Articles L. 313-23 to L. 313-34 of the French Code monétaire et financier

1.	THE SELLER

[Name of the Seller] [type of company], having its registered office at [—], registered with the [—], under the number [—], represented by [—], duly authorised for the purpose hereof (the Seller).

2.	THE PURCHASER

GE CAPITAL BANK AG [type of company], having its registered office at [—], registered with the [—], under the number [—], represented by [—], duly authorised for the purpose hereof (the Purchaser).

3.	DATE

The date of delivery of the Transfer Document to the Purchaser:                      [Date to be affixed by the Purchaser].

4.	TRANSFER OF RECEIVABLES

The Seller transfers to the Purchaser the receivables (Receivables) referred to in paragraph 5 without warranty or recourse other than those provided for the existence of the Receivables and the security and ancillary rights attached thereto in accordance with the provisions of the Factoring Agreement (the Agreement) dated [—], in accordance with the terms and conditions described in such Agreement. The transfer of the Receivables occurs on the date of this transfer document.

5.	TRANSFERRED RECEIVABLES

The transferred receivables (the Receivables) correspond to [number of Receivables] (including their ancillary rights) being defined as French Receivables, having an outstanding amount of [to be inserted] and that constitute all the Receivables named [to be inserted] in the computer file delivered with this transfer document.

PURCHASE PRICE

[The total purchase price of the Receivables provided for in Article 5 is [amount] and is payable in accordance with Clause 4 (Purchase Price, Due Date, Reserves, Factoring Commission, Interest) of the Agreement.

6.	GENERAL

Capitalised terms and expressions used herein in English shall, unless the context requires otherwise, have the meaning ascribed to them in the Agreement.

[NAME OF SELLER]

by:

Name:

Title:

Date:

[NAME OF PURCHASER]

by:

Name:

Title:

Date:

**SCHEDULE 2**

**FORM OF NOTIFICATION LETTER**

**NOTIFICATION AU DEBITEUR D'UNE CREANCE CEDEE EN APPLICATION DES ARTICLES L.313-23 A L.313-34 DU CODE MONETAIRE ET FINANCIER**

[Lieu], le [Date]

**Lettre recommandée avec accusé de réception**

Monsieur,

**Notification au débiteur d'une créance cédée en application des articles L.313-23 à L.313-34 du Code monétaire et financier.**

Nous nous référons au Contrat d'Affacturage (*Factoring Agreement*) en date du [●] 2010 conclu entre [●] en qualité de Cédant (*Seller*) et GE CAPITAL BANK AG en qualité de Cessionnaire (*Purchaser*) (le **Contrat**) et à l'Acte de Cession de Créances Professionnelles en date du [●] portant cession par la société [●] en notre faveur.

Dans les conditions prévues par les articles L.313-23 à L.313-34 du Code monétaire et financier [●] nous a cédé les créances suivantes dont vous êtes débiteurs envers elle :

| **Designation du débiteur cédé** | **Désignation du contrat donnant naissance à la créance cédée** | **Montant ou évaluation du montant de la créance cédée** | **Lieu de paiement prévu** | **Echéance** |
|---|---|---|---|---|
| [●] | [●] | [●] | [●] | [●] |

Conformément aux dispositions de l'article L.313-28 du Code monétaire et financier, nous vous demandons de cesser, à compter de la présente notification, tout paiement au titre de ces créances à la société [●]. En conséquence, à compter de la présente notification le règlement desdites créances devra être effectué par virement bancaire sur le compte suivant :

Nom du bénéficiaire : [●];

Banque : [●];

Swift : [●];

Numéro de compte : [●];

IBAN : [●].

Par ailleurs, conformément à l'article R. 313-16 du Code monétaire et financier, nous vous demandons de faire figurer sur toute facture présente ou future relative à toute Créance qui ne serait pas en notre possession les mentions obligatoires suivantes : "*La créance relative à la présente facture a été cédée à GE Factofrance SNC dans le cadre des articles L. 313-23 à L. 313-34 du Code monétaire et financier. Le paiement doit être effectué par*

*virement au compte n°* [*Insérer références IBAN du numéro de compte*] chez [*Insérer nom de la banque teneuse de compte*].

Fait à [●]

le ______________________

[●]

Par:____________________________

Nom : [*name*]

Translation for information purposes only

FORM OF LETTER OF NOTIFICATION

NOTIFICATION TO THE FRENCH DEBTOR OF THE TRANSFER OF RECEIVABLES IN ACCORDANCE TO ARTICLE 313623 TO 313-34 OF THE FRENCH MONETARY AND FINANCIAL CODE

[place], [date]

Registered letter with recorded delivery

Dear Sirs,

Notification to the French Debtor of the transfer of French Receivables in accordance to Article 313-23 to 313-34 of the French Monetary and Financial Code

We refer to a Factoring Agreement dated [—] 2010 entered into between [—] as Seller and GE CAPITAL BANK as Purchaser (the Agreement) and to the French Transfer Document dated [—], under which transfer of receivables has been made to our benefit.

In accordance with article L.313-23 to L.313-34 of the French Monetary and Financial Code, [—] has transferred to us the following receivables in respect of which you are the debtor:

Transferred Debtor	Contract under which the transferred receivable arise	Amount or valuation of the transferred receivable	Contemplated place of payment	Maturity date
[—]	[—]	[—]	[—]	[—]

In accordance with the provisions of article L.313-28 of the French Monetary and Financial Code, we hereby instruct you to stop making payment of any sum due under the receivables to [—]. As from the date of receipt of this notice, we also instruct you to make payment of such sum due by your company under the receivables by direct debit bank transfer to the credit of the following bank account:

Name of the beneficiary:

Account Bank:

Swift:

Account number:

IBAN:

Moreover, pursuant to Article R. 313-16 of the French Monetary and Financial Code, we hereby request you that all present and future invoice(s) not in our possession relating to the Receivables include the following compulsory mention: “The receivable arising out of the present invoice has been assigned to GE Factofrance SNC pursuant to Articles L. 313-23 à L. 313-34 of the French Monetary and Financial Code. Payment must be made by wire transfer to the following account No. [Insert IBAN references] with [Insert name of bank account].

Done in [—]

On

[—]

By:

Name:

**ANLAGE 2**
**FORMULAR FÜR FORDERUNGSANZEIGEN**

**A. German**

Währung: ____ EURO

Einreichung Nr.: 1

Kundennummer: 001 /

Kunde:

## Bestandsveränderung Intercredit-Verfahren

Im Rahmen des mit Ihnen geschlossenen Factoring-Vertrages übersenden wir Ihnen als Anlage nachstehend aufgeführte Unterlagen und bieten Ihnen den Kauf und die Abtretung der nachstehend durch die beigefügten Rechnungskopien und beigefügten Dateien spezifizierten Forderungen an. Die Waren, über die wir Rechnungen erstellt haben, sind ausgeliefert. Kommissionsware wurde nicht fakturiert. Auf den beigefügten Gutschriftsbelegen ist die jeweilige Begründung angegeben.

| | | | | | |
|---|---|---|---|---|---|
| | | | | alter Saldo: | |
| + | | Rechnungskopien über insgesamt (gem. beigefügtem Additionsstreifen) | | | |
| + | | Lastschriftskopien über insgesamt (gem. beigefügtem Additionsstreifen) | | | |
| | | | | Zwischensumme: | |
| | | | | | |
| ./. | | Gutschriften über insgesamt (gem. beigefügtem Additionsstreifen) | | | |
| | | Zahlungseingang netto | | | |
| | | + Abzüge | | | |
| ./. | | Zahlungseingang brutto | | | |
| | | | | neuer Saldo: | |

Ort, Datum

Stempel und rechtsverb. Unterschrift

ANNEX 2

FORM OF OFFER LETTER

B. English

GE Capital Bank AG	Submission No.:	1
Heinrich-von-Brentano-Str. 2
55130 Mainz	ORIGINATOR number:	001 /

	ORIGINATOR:

Currency: EURO

Change in inventory Intercredit-process

On the basis of the concluded Factoring Agreement between us, please find enclosed the following listed documents. We would like to offer you the sale and assignment of the account receivables which are specified by the enclosed invoices and files. The goods which we have invoiced have been delivered. Goods on consignment have not been billed. The enclosed receipts regarding credit balances state the respective reason.

+	Copies of invoices amounting to (acc. to enclosed addition slip)	old balance:

+	Copies of debit entries amounting to (acc. to enclosed addition slip)
sub-total:

./.	Credit balances amounting to (acc. to enclosed addition slip)

Receipt of payment net

+ deductions

./.	Receipt of payment gross

new balance:

Place, Date	Stamp and legally binding signature

ANNEX 3

TRADE CREDIT INSURANCE AGREEMENT

Supplement Agreement

to a Factoring Agreement

between

GE Capital Bank AG,

Heinrich-von-Brentano-Straße 2,

55130 Mainz, Germany

hereinafter referred to as “GE Capital”

and

[—], [—],

hereinafter referred to as “Originator”

The Originator has entered into a trade credit insurance agreement [insurance policy no.[—]] with [—] [insurance company]. As a part of this agreement certain credit limits are assigned to the Originator’s customers from time to time.

GE Capital will use these limits as a basis for the allocation of the Debtor Limits pursuant to section 7 of the Factoring Agreement. GE Capital, however, reserves the right to modify the Debtor Limits higher or lower than set by the credit insurer’s granted limits within the boundaries of the Factoring Agreement. Within the limit set out by GE Capital, GE Capital assumes the Bad Debt Coverage (Delkrederehaftung) pursuant to section 6 of the Factoring Agreement.

GE Capital must be informed without undue delay (unverzüglich) about any granting, changes and cancellations of limits of which the Originator is aware of by way of electronic transfer (i.e. the Originator shall provide GE Capital per email with scanned copies of the granted/changed/cancelled limits, as applicable).

The Originator undertakes to pay the remuneration (fees, costs, etc.) when due to the credit insurer in accordance with the insurance policy.

The Originator hereby undertakes to assign the payment claims against the credit insurer in accordance with the separate assignment agreement and to request the credit insurer to approve the terms of such assignment. Furthermore, the Originator shall request the credit insurer to accept that GE Capital shall conduct the collection procedure upon revocation of the Undisclosed Procedure. The relevant declarations are to be provided to GE Capital as soon as they have been received from the relevant credit insurance provider.

Mainz, Germany, [—]                     [—], [—]

GE CAPITAL BANK AG

Signed by:	[—]	[—]
Title:	[—]	[—]

[—]

Signed by:	[—]	[—]
Title:	[—]	[—]

**ANLAGE 3**
**WARENKREDITVERSICHERUNGSVERTRAG**

Nachtrag

zu einem Factoringvertrag

zwischen

Nachstehend "GE Capital" genannt

und

**[●] , [●],**

nachstehend "Kunde" genannt

Der KUNDE hat mit [●] einen Warenkreditversicherungsvertrag (Versicherungsschein-Nr.[●]) abgeschlossen. Im Rahmen dieses Vertrages wurden gelegentlich Limite auf die Abnehmer des Kunden gezeichnet.

GE Capital wird diese Limite als Grundlage für die Vergabe von Abnehmerlimiten gemäß Ziffer 7 des Factoringvertrags verwenden. GE Capital behält sich jedoch das Recht vor, die Abnehmerlimite höher oder auch niedriger als die vom Kreditversicherer vergebenen Limite festzusetzen. Im Rahmen der von ihr festgesetzten Limite übernimmt GE Capital die Delkrederehaftung gemäß Ziffer 6 des Factoringvertrages.

GE Capital ist über alle Limiteinräumungen, - veränderungen und –streichungen, die dem Kunden bekannt sind, durch elektronische Datenübermittlung zu unterrichten (Beispiel: Der Kunde stellt GE Capital eingescannte Kopien über Limiteinräumungen, - veränderungen und- streichungen per Email zur Verfügung).

Der Kunde verpflichtet sich, Entgelte (Gebühren, Kosten, etc.) gemäß dem Versicherungsschein zu entrichten, wenn sie beim Kreditversicherer fällig werden.

Der Kunde verpflichtet sich hiermit, die Auszahlungsansprüche gegenüber dem Kreditversicherer gemäß gesonderter Abtretungserklärung abzutreten und die Zustimmung des Kreditversicherers zur Abtretung einzuholen. Des Weiteren wird der Kunde den Kreditversicherer dazu auffordern, seine Einwilligung zur Durchführung des Inkassoverfahrens im Stillen Verfahren bis auf Widerruf zu erteilen. Die entsprechenden Erklärungen sind, sobald sie vom jeweiligen Kreditversicherer empfangen wurden, GE Capital zur Verfügung zu stellen.

Mainz, Deutschland, [●] [●], [●]

GE CAPITAL BANK AG

Name:	[—]	[—]
Position:	[—]	[—]

[—]

Name:	[—]	[—]
Position:	[—]	[—]

ANNEX 4

ASSIGNMENT AGREEMENT ON TRADE CREDIT INSURANCE

We, the company

[—],

hereby assign the existing and future claims against

[—]

arising under the Trade Credit Insurance in relation to sold and/or assigned receivables to

[Insurance Policy No. [—]]

to

GE Capital Bank AG

Heinrich-von-Brentano-Straße 2

55130 Mainz

Simultaneously, the Trade Credit Insurer is authorized to pass decisions of limits directly to GE Capital Bank AG. GE Capital Bank AG and the Trade Credit Insurer are authorized to mutually exchange any necessary information.

[Place[—], date[—]]
Company’s stamp/Signatures

Hereby we accept the assignment:.

Mainz, [date [—]]

CE Capital Bank AG

NOTIFICATION OF ASSIGNMENT TO TRADE CREDIT INSURER

[Drafting note: Depending on with which insurance companies the ORIGINATOR has entered into credit insurance agreements, the relevant following drafts shall be used:]

a) Euler Hermes:

Björn Hemp
Neukundenbetreuer
GE Capital Bank AG
T +49 (0) 6131 4647 486
Euler Hermes Kreditversicherungs AG	M +49 (0) 162 205 4249
Niederlassung Mitte	F +49 (0) 6131 809 337
Hans-Joachim Schieffer	E bjoern.hemp@ge.com
Große Gallusstraße 1-17
60311 Frankfurt

[date [—]]

Assignment Agreement by [company [—]]

[insurance policy no. [—]]

Dear Madam or Sir,

The aforementioned company has assigned their existing and future claims in relation to sold and assigned receivables arising under or in connection with the Trade Credit Insurance against Euler Hermes Kreditversicherungs-AG pursuant to insurance policy no. [—]

to us,

GE Capital Bank AG

Heinrich-von-Brentano-Straße 2

55130 Mainz, Germany

(see enclosure).

Kindly confirm your approval to us in writing as to the aforementioned assignment agreement. In case you approve, kindly have all payments resulting from the claims paid to the bank account

Account No: 300 111

BIN: 550 305 00

SWIFT: HRBKDE 51

IBAN: DE 5503 0500 0300 11.

Furthermore, kindly include the clause “insurance coverage for sold claims” (“Versicherungsschutz für verkaufte Forderungen”) and thus GE Capital Bank AG as additionally insured company to the contract. As to the collection of receivables, kindly authorize GE Capital Bank AG, Mainz, Germany, to conduct the collection procedure in addition to Euler Hermes Forderungsmanagement GmbH.

We appreciate your effort.

Kind regards

GE Capital Bank AG

Enclosures

b) Coface

Björn Hemp
Neukundenbetreuer
GE Capital Bank AG
T +49 (0) 6131 4647 486
M +49 (0) 162 205 4249
F +49 (0) 6131 809 337
Coface Kreditversicherung AG	E bjoern.hemp@ge.com
Isaac-Fulda-Allee 1
55124 Mainz

[date [—]]

Assignment Agreement by [company [—]]

[insurance policy no. [—]]

Dear Madam or Sir,

The aforementioned company has assigned their existing and future claims in relation to sold and/or assigned receivables arising under or in connection with the Trade Credit Insurance against Coface Kreditversicherung AG pursuant to insurance policy no. [—]

to us,

GE Capital Bank AG

Heinrich-von-Brentano-Straße 2

55130 Mainz, Germany

(see enclosure).

Kindly confirm your approval to us in writing as to the aforementioned assignment agreement. In case you approve, kindly have all payments resulting from the claims paid to the bank account

Account No: 300 111

BIN: 550 305 00

SWIFT: HRBKDE 51

IBAN: DE 5503 0500 0300 11

In connection with the assignment of the claims to payment under the above-mentioned insurance policy, we are happy to confirm to you that proceeds from any security granted and other amounts paid by the insured company that were transferred to us under the Factoring Agreement, will still be deducted in the damage calculation of the credit insurer under the terms of the Trade Credit Insurance Agreement (together with standard conditions of insurance and supplementary provisions). This also applies to the indemnifications of the above mentioned security or any other payments provided. The credit insurer is entitled to the proceeds of collateral and other payments after the indemnification of the credit insurer up to the amount of indemnification, whereupon a new damage settlement takes place under proportional allocation (Indemnity / Deductible).

We will inform the credit insurer immediately about the respective proceeds and other payments.

At the same time we will transfer the receivables underlying the indemnification including the reservation of property rights, which adhere to these receivables.

Furthermore we ask you to file GE Capital Bank AG, Heinrich-von Brentano-Straße 2, 55130 Mainz as a further collection agency (Inkassostelle).

We appreciate your effort.

Kind regards

GE Capital Bank AG

Enclosure

**ANLAGE 4**
**WARENKREDITVERSICHERUNGSABTRETUNGSVERTRAG**

**VERTRAG**

Hiermit treten wir, die Firma

[●],

die uns gegen die

[●]

zustehenden, gegenwärtigen und zukünftigen Ansprüche aus der Warenkreditversicherung,

[Versicherungsschein-Nr. [●]]

im Hinblick auf verkaufte und/oder abgetretene Forderungen an die

GE Capital Bank AG

Heinrich-von-Brentano-Straße 2

55130 Mainz

ab.

Gleichzeitig wird der Warenkreditversicherer hiermit ermächtigt, Limitentscheidungen direkt an die GE Capital Bank AG weiterzugeben. Die GE Capital Bank AG und der Warenkreditversicherer sind berechtigt, wechselseitig notwendige Informationen auszutauschen.

[*Ort*[●], *Datum*[●]] ____________________________

Firmenstempel/Unterschriften

Wir nehmen die Abtretung hiermit an:

Mainz, [*Datum* [●]]

CE Capital Bank AG

**ABTRETUNGSANZEIGE FÜR KREDITVERSICHERER**

a) Euler Hermes:

Euler Hermes Kreditversicherungs AG
Niederlassung Mitte
Hans-Joachim Schieffer
Große Gallusstraße 1-17
60311 Frankfurt

[*Datum* [●]]

Abtretungsvertrag der [*Firma* [●]]

[*Versicherungsschein-Nr.*. [●]]

Sehr geehrte Damen und Herren,

die oben genannte Firma hat Ihre gegen die Euler Hermes Kreditversicherungs-AG zustehenden gegenwärtigen und zukünftigen Ansprüche aus der Warenkreditversicherung gemäß Versicherungsschein Nr. [●]

im Hinblick auf verkaufte und abgetretene Forderungen an uns, die abgetreten

(siehe Anlage).

Wir bitten Sie, uns Ihre Zustimmung bezüglich der vorgenannten Abtretungserklärung schriftlich zu bestätigen. Im Falle Ihrer Zustimmung bitten wir Sie, alle Zahlungen aus den Ansprüchen auf das bei der GE Capital Bank AG, Mainz zu veranlassen.

Wir bitten Sie weiterhin, die Klausel „Versicherungsschutz für verkaufte Forderungen" – und damit die GE Capital Bank AG, Mainz als Mitversicherte- mit in den Vertrag aufzunehmen. Bezüglich des Forderungseinzugs bitten wir Sie, dass die GE Capital Bank AG, Mainz neben der Euler Hermes Forderungsmanagement GmbH als zusätzlich anerkannte Inkassostelle bevollmächtigt wird.

Wir bedanken uns für Ihre Bemühungen.

Mit freundlichen Grüßen

GE Capital Bank AG

Anlagen

[*Datum* [●]]

b) Coface

Coface Kreditversicherung AG
Isaac-Fulda-Allee 1
55124 Mainz

[*Datum* [●]]

Abtretungsvertrag der [*Firma* [●]]

[*Versicherungsschein-Nr.* [●]]

Sehr geehrte Damen und Herren,

die oben genannte Firma hat ihre gegen die Coface Kreditversicherung AG zustehenden gegenwärtigen und/oder künftigen Ansprüche aus der Warenkreditversicherung Versicherungsschein-Nr. [●]

im Hinblick auf verkaufte und abgetretene Forderungen an uns, die

**GE Capital Bank AG**
**Heinrich-von-Brentano-Straße 2**
**55130 Mainz, Germany/Deutschland**
abgetreten (siehe Anlage)

Wir bitten Sie, uns Ihre Zustimmung bezüglich der vorgenannten Abtretungserklärung schriftlich zu bestätigen. Im Falle ihrer Zustimmung bitten wir Sie, alle Zahlungen aus den Ansprüchen auf das

**Konto-Nr.: 300 111**
**BIN: 550 305 00**
**SWIFT: HRBKDE 51**
**IBAN: DE 5503 0500 0300 11**
zu veranlassen. Ihrer Zustimmung bitten wir Sie, alle Zahlungen aus den Ansprüchen auf das Konto der GE Capital Bank AG

Gerne bestätigen wir Ihnen im Zusammenhang mit der Abtretung der Auszahlungsansprüche aus dem o.g. Versicherungsvertrag, dass Erlöse aus den durch den Versicherungsnehmer vereinbarten Sicherheiten und sonstigen Zahlungen, die an uns im Rahmen des Factoringvertrages übertragen wurden, bei der Schadensabrechnung des Kreditversicherers entsprechend der Bestimmungen des Kreditversicherungsvertrages (nebst Allgemeinen Versicherungsbedingungen und ergänzenden Bestimmungen) weiterhin in Abzug gebracht werden. Dies gilt auch für nach der Entschädigungsleistung aus den vorgenannten Sicherheiten oder sonstige erbrachte Zahlungen. Die Erlöse aus Sicherheiten sowie sonstige Zahlungen nach der Entschädigungsleistung des Kreditversicherers stehen bis zur Höhe der Entschädigungsleistung dem

Kreditversicherer zu, wobei eine neue Schadensabrechnung unter anteiliger Aufteilung (Entschädigungsleistung/Selbstbehalt) der entsprechenden Rückflüsse erfolgt.

Wir werden dem Kreditversicherer die jeweiligen Erlöse und sonstigen Zahlungen unverzüglich mitteilen.

Gleichzeitig werden wir im Fall einer Entschädigung die der Entschädigung zugrundeliegenden Forderungen einschließlich der für diese haftenden Eigentumsvorbehaltsrechte übertragen.

Des Weiteren bitten wir Sie, die GE Capital Bank AG, Heinrich-von-Brentano-Straße 2, 55130 Mainz, als weitere Inkassostelle bei Ihnen zu hinterlegen.

Wir bedanken uns für Ihre Bemühungen.

Mit freundlichen Grüßen

GE Capital Bank AG

Anlagen

ANNEX 5

ACCOUNT PLEDGE AGREEMENT

Account Pledge and Trust Agreement

the “Agreement”

between

GE Capital Bank AG

Heinrich-von-Brentano-Straße 2, 55130 Mainz, Germany

-hereinafter referred to as “GE CAPITAL”-

as Trustor and Pledgee

and

[—], [—]

-hereinafter referred to as “ORIGINATOR”

as Trustee and Pledgor

1. Pledged Account, Obligation to Transfer

1.1 GE CAPITAL and the ORIGINATOR have entered into a Factoring Agreement under which GE CAPITAL acquires accounts receivables from the ORIGINATOR owed by its debtors, thus GE CAPITAL is entitled to debtors’ payments.

1.2 The ORIGINATOR and GE CAPITAL hereby agree that the ORIGINATOR’s following bank account shall be the Pledged Account as defined in the Factoring Agreement:

Account-No.: [—]	Account Bank: Deutsche Bank AG	BLZ/IBAN: [—]

1.3 The ORIGINATOR is obliged vis-à-vis GE CAPITAL to forward to GE CAPITAL without undue delay all incoming payments to the Pledged Account as well as all payments otherwise received from debtors.

2. Pledge

2.1 To secure any and all of GE CAPITAL’s present and future claims against the ORIGINATOR pursuant to section 1.3 and arising out of the Factoring Agreement, in particular from clause 5 of the Factoring Agreement, and its performance, and to secure any and all other present and future claims of GE CAPITAL against the

ORIGINATOR arising from the business relationship, the ORIGINATOR hereby pledges any and all of its rights to payment of any and all future credits (surplus) relating to the Pledged Account, which the ORIGINATOR is entitled to, regarding balances from current accounts (Kontokorrent) of the Pledged Account as well as the rights to the daily balance resulting from the current account agreement related to current payouts between balancing of accounts, including the right to transfer any credits standing to the account of the Pledged Account and the right to credit the received amounts (altogether “Claims on Credit and from Credit”) to GE CAPITAL. GE CAPITAL hereby accepts such pledge.

3. Collection Authority (Einziehungsermächtigung)

3.1 The ORIGINATOR is solely entitled to claim performance in favor to GE CAPITAL.

3.2 GE CAPITAL is solely entitled to collect all Claims on Credit and from Credit – especially even those prior to the maturity of the pledge (Pfandreife).

3.3 GE CAPITAL undertakes vis-à-vis the ORIGINATOR to pay out to the ORIGINATOR any amount paid into the Pledged Accounts which have been made towards any receivables which have verifiably not been assigned or transferred to GE CAPITAL under or in connection with the Factoring Agreement.

4. Trust Arrangement and waiver from the confidentiality obligation

4.1 The ORIGINATOR and GE CAPITAL agree that the Pledged Account is held by the ORIGINATOR as a Trustee on its own behalf but only for the sole purpose of providing security for GE CAPITAL (the “Trust Arrangement”). The funds and assets paid to the Pledged Account shall be transferred to GE CAPITAL only. The ORIGINATOR is obliged to refrain from disposing of any amounts standing to the credit of the Pledged Account and not to otherwise charge the Pledged Account. If any of the ORIGINATOR’s debtors pay to any account other than the Pledged Account, the ORIGINATOR agrees to forward these payments to GE CAPITAL or to a Pledged Account without undue delay.

4.2 The ORIGINATOR hereby releases the account bank vis-à-vis GE CAPITAL from any confidentiality obligations with respect to the Pledged Account.

5. Notification, Receipt and Subordination / Waiver

5.1 The ORIGINATOR agrees vis-à-vis GE CAPITAL to notify the account bank of the pledge, the Collection Authority (Einziehungsermächtigung), the Trust Arrangement and the waiver from the confidentiality obligations (Notification).

5.2 Furthermore the ORIGINATOR undertakes to provide GE CAPITAL with the account bank’s acknowledgement whereupon the account bank:

(a) confirms the receipt of the Notification; and explains that

(b) has not been provided with any other notifications of pledges and that the account bank has no knowledge of other third party rights with respect to the Pledged Account;

(c) subordinates any of its statutory pledges to pledges created pursuant to this Agreement – except for the following claims as set out under section 5.3 below – and unconditionally and irrevocably waives any retention and set-off rights that it may have with respect to the ORIGINATOR’s receivables due from the Pledged Account as well as to other pledged account deductions (the “Subordination / Waiver”);

(d) issues bank statements to both the ORIGINATOR and GE CAPITAL in accordance with the ORIGINATOR’s order to issue bank statements and related data / documents in paper or digital form;

(e) acknowledges that the ORIGINATOR is only entitled to request payments for Claims on Credit and from Credit to GE CAPITAL and that only GE CAPITAL is entitled to collect the Claims on Credit and from Credit – also prior to the maturity of the pledge.

5.3 The Subordination / Waiver shall not apply with respect to claims arising from and relating to:

(a) cancellation and correction entries;

(b) reversals of reserved bookings (e.g. check or direct debit) and unintentional payments;

(c) fees and other account charges or fees in the context of normal business;

provided, however, that such claims as set out in these sections 5.3 a – c above arise in connection with the Pledged Account and do not derive from a different relationship between the ORIGINATOR and the account bank.

5.4 GE CAPITAL hereby declares vis-à-vis the account bank (§328 / German Civil Code) that the Trust Arrangement between GE CAPITAL and the ORIGINATOR does not affect the account bank’s subordinated pledge and that GE CAPITAL is jointly and severally liable in addition to the ORIGINATOR for all claims, arising from the issues mentioned in 5.3.

6 ORIGINATOR’s guarantee

6.1 The ORIGINATOR represents and warrants that there are no rights of third parties related to the pledged claims and rights, except for the pledges pursuant to the account bank’s standard terms and conditions (AGB-Pfandrechte).

6.2 It’s the ORIGINATOR’s duty to promptly notify GE CAPITAL in case of third parties claiming such rights.

7. Authorization

7.1 The ORIGINATOR authorizes GE CAPITAL to notify the account bank of the pledge and to receive any declarations from the account bank. GE CAPITAL and the ORIGINATOR agree to inform each other about any declarations received from the account bank without undue delay.

7.2 The ORIGINATOR’s obligation as set out in section 5 above remains unaffected by this precautionary issued Authorization.

8. Other Regulations

8.1 This Agreement and a security interest of GE CAPITAL, constituted after or due to this Agreement shall be valid and will not be released until all secured debt has been paid in full under the appropriate conditions.

8.2 If any provisions of this agreement are or become unlawful, invalid or infeasible, the lawfulness / validity or feasibility of the remaining provisions will not be affected thereby.

8.3 This Agreement shall be governed by German law.

8.4 This Agreement shall be executed in the German and the English language; both versions, the German as well as the English language versions shall be binding versions. The German version shall prevail in case of any discrepancy between the German and the English version.

[place [—]], [date [—]]

Mainz, [date [—]]

GE CAPITAL BANK AG

Pledge of Accounts between [—], [—], [—] and GE Capital Bank AG, Heinrich-von-Brentano-Straße 2, 55130 Mainz, Germany

Account-No: [—], BLZ/IBAN: [—] – hereinafter referred to as “Pledged Account”

Dear [—],

We hereby notify you of the fact that by agreement dated [—] we pledged any and all present and future claims to payment of any and all present and future credits (surplus), which we are entitled to, regarding balances from current accounts (Kontokorrent), as well as the rights to the daily balance resulting from the current account agreement related to current payouts between balancing of accounts, including the right to transfer any credits standing to the account and the right to credit the received amounts (altogether “Claims on Credit and from Credit”) to GE Capital Bank AG, Heinrich-von-Brentano-Straße 2, 55130 Mainz, Germany.

Notwithstanding of the statutory scheme, GE Capital Bank AG is exclusively entitled to collect all Claims in Credit and from Credit – especially prior to the maturity of the pledge (Pfandreife). We are only entitled to demand performance to GE Capital Bank AG.

Furthermore we release you vis-à-vis GE Capital Bank AG from any confidentiality obligation, especially from the banking secrecy, with respect to the Pledged Account. We hereby instruct you to send to GE Capital Bank AG duplicates of bank statements or copies of the bank statements and, on request, the corresponding data / supporting documents in paper or digital form. We also agree that GE Capital Bank AG receives an electronic authorization information (elektronische Auskunftsberechtigung) related to the Pledged Account.

Kindly confirm to GE Capital Bank AG that you have not received any other notification of a pledge relating to the Pledged Account and that you do not have any knowledge of any third parties rights relating to the Pledged Account.

Furthermore, kindly subordinate your pledges to the pledge granted to GE Capital Bank AG and waive any retention and set-off rights that you may have with respect to the Pledged Account as well as any other deductions from the Pledged Account (the “Subordination / Waiver”)

The Subordination / Waiver does not apply to claims arising from or in connection with cancellation and correction bookings, reversals of reserved bookings (e.g. check or direct debit) and unintentional payment as well as fees and other account charges or fees in the ordinary course of business, provided that the relevant facts exclusively concerns the Pledged Account and are not due to any other relation between you and us.

We keep the Pledged Account as a trustee for GE Capital Bank AG. The trust arrangement between GE Capital Bank AG and us does not affect your subordinated pledge to be remained unaffected. The payments received to the Pledged Account only serve the purpose to be transferred to GE Capital Bank AG.

The pledge of the account shall terminate as soon as GE Capital Bank AG will have notified you of a respective release.

Furthermore we inform you that GE Capital Bank AG has assumed the joint and several liability (§328 / German Civil Code) for your rights against us arising from or in connection with the cancellation and correction bookings, reversals of reserved bookings and unintentional payments as well as fees and other account charges or fees in the ordinary course of business, provided that the relevant facts concern exclusively the Pledged Account and is not due to any other relation between you and us.

We ask you to acknowledge the receipt of this notice and that you agree with the above regulations by sending the confirmation legally valid signed by you to GE Capital Bank AG.

Kind regards,

To

GE Capital Bank AG

Heinrich-von-Brentano-Straße 2

55130 Mainz, Germany

Notification of account pledge re Account-No. [—], BLZ/IBAN [—], Account Holder: [—], [—], [—]

Dear Madam or Sir,

We refer to the notice dated [—] of [name[—]] and confirm the receipt of the notification of the pledge.

We hereby acknowledge,

a)	that we have not received any other notification of pledge and that we don’t know about any third party rights in respect to this account.

b)	that we subordinate all our pledges to the pledge created in favor of GE Capital Bank AG and unconditionally and irrevocably waive any of our retention and set-off rights that we may have with respect to the pledged account as well as other deductions from the pledged account (Subordination / Waiver).

The Subordination / Waiver shall not apply with respect to claims arising from and relating to cancellation and correction entries, reversals of reserved bookings (e.g. check or direct debit) and unintentional payments, fees and other account charges or fees in the context of normal business, provided that such claims arise in connection with the pledged account and do not derive from a different relationship between us and the pledgor.

We have taken notice of the fact that GE Capital Bank AG has taken over the joint and several liability (§ 328 / German Civil Code) for our claims against the ORIGINATOR arising from and relating to cancellation and correction entries, reversals of reserved bookings and unintentional payments, fees and other account charges or fees in the context of normal business, provided that, however, that such claims arise in connection with the pledged account and do not derive from a different relationship between us and the ORIGINATOR.

c)	to consider that the pledgor is solely entitled to claim performance in favor of GE Capital Bank AG and that GE Capital Bank AG is entitled particularly to collect the claims from credits – especially even prior to the maturity of the pledge (Pfandreife). We will respect the Collection Authority (Einziehungsermächtigung) by GE Capital Bank AG especially prior to maturity of the pledge, even in the case of bankruptcy or any revocation of the ORIGINATOR.

d)	that we send duplicates of bank statements or copies of bank statements and – on request – the corresponding data / supporting documents in paper or digital form to GE Capital Bank AG and that GE Capital Bank AG receives an electronic authorization of information for the pledged account.

The pledge of the account shall be terminated if GE Capital Bank AG has shown us the release of the lien.

Kind regards

Deutsche Bank AG

**ANLAGE 5**
**KONTOVERPFÄNDUNGSVERTRAG**

**Kontenverpfändungs- und Treuhandvertrag**

zwischen

**GE Capital Bank AG**

Heinrich-von-Brentano-Straße 2, 55130 Mainz

– nachstehend „GE CAPITAL" genannt –

als Treugeber und Pfandgläubiger

und

[●], [●]

– nachstehend „KUNDE" genannt –

als Treuhänder und Verpfänder

**1. Verpfändetes Bankkonto; Weiterleitungspflicht**

1.1 GE CAPITAL und der KUNDE haben einen *Factoringvertrag* geschlossen, aufgrund dessen GE CAPITAL Forderungen des KUNDEN gegen seine Abnehmer erwirbt und somit die Abnehmerzahlungen GE CAPITAL zustehen.

1.2 Der KUNDE und GE CAPITAL vereinbaren hierdurch, dass folgendes Bankkonto des KUNDEN *Verpfändetes Bankkonto* im Sinne des Factoringvertrages ist:

Kto. Nr.: [●] Kreditinstitut: Deutsche Bank AG BLZ: [●]

1.3 Der KUNDE ist gegenüber GE CAPITAL verpflichtet, alle auf dem *Verpfändeten Bankkonto* eingehenden Zahlungen sowie sonst bei ihm eingehende Abnehmerzahlungen unverzüglich an GE CAPITAL weiterzuleiten.

2. Verpfändung

Zur Sicherung aller gegenwärtigen und zukünftigen Ansprüche von GE CAPITAL gegen den KUNDEN gemäß Ziffer 1.3 und aus dem *Factoringvertrag*, insbesondere gemäß Ziffer 5 des *Factoringvertrages*, und seiner Durchführung und zur Sicherung aller gegenwärtige und zukünftigen Ansprüche von GE CAPITAL gegen den KUNDEN aus der Geschäftsbeziehung, verpfändet der KUNDE hierdurch seine sämtlichen gegenwärtigen und zukünftigen Ansprüche aus dem *Verpfändeten Bankkonto* auf Auszahlung aller gegenwärtigen und künftigen Überschüsse (Guthaben), die dem KUNDEN bei Saldoziehung aus dem in laufender Rechnung (Kontokorrent) geführten *Verpfändeten Bankkonto* zustehen, sowie aus dem das *Verpfändete Bankkonto* betreffenden Girovertrag auf fortlaufende Auszahlung des sich zwischen den Rechnungsabschlüssen ergebenden Tagesguthabens unter Einschluss des Rechts, über diese Guthaben durch Überweisungsaufträge zu verfügen und des Anspruchs auf Gutschrift der eingehenden Beträge (zusammen: *Ansprüche auf Gutschrift und aus Guthaben*) an GE CAPITAL. GE CAPITAL nimmt diese Verpfändung hierdurch an.

**3. Einziehungsvereinbarung**

3.1 Der KUNDE ist nur berechtigt, Leistung an GE CAPITAL zu verlangen.

3.2 GE CAPITAL ist –insbesondere auch vor Pfandreife- allein zur Einziehung der *Ansprüche auf Gutschrift und aus Guthaben* berechtigt.

3.3 GE CAPITAL verpflichtet sich gegenüber dem KUNDEN alle Beträge an die KUNDEN auszuzahlen, die in die *Verpfändeten Bankkonten* gezahlt wurden und die auf eine Forderung geleistet wurde, die nachweisbar nicht an GE CAPITAL in Zusammenhang mit dem Factoringvertrag abgetreten oder übertragen wurden.

**4. Treuhandvereinbarung und Befreiung von der Verschwiegenheitsverpflichtung**

4.1 Der KUNDE und GE CAPITAL sind sich darüber einig, dass das *Verpfändete Bankkonto* vom KUNDEN als Treuhänder in eigenem Namen aber nur für den alleinigen Zweck der Sicherheitenbestellung für GE CAPITAL geführt wird (Treuhandvereinbarung). Die eingehenden Gelder und Guthaben auf dem *Verpfändeten Bankkonto* dienen nur dem Zweck ihrer Weiterleitung an GE CAPITAL. Der KUNDE verpflichtet sich, jede andere Verfügung über Ansprüche aus Guthaben zu unterlassen und keine Belastungen des *Verpfändeten Bankkontos* vorzunehmen. Sollten Abnehmerzahlungen auf anderen als dem *Verpfändeten Bankkonto* eingehen, verpflichtet sich der KUNDE, diese unverzüglich an GE CAPITAL oder auf ein *Verpfändetes Bankkonto* weiterzuleiten.

4.2 Der KUNDE befreit hierdurch das *Kreditinstitut* gegenüber GE CAPITAL von allen Verschwiegenheitsverpflichtungen in Bezug auf das *Verpfändete Bankkonto*.

**5. Anzeige, Empfangsbestätigung und Rangrücktritt/Verzicht**

5.1 Der KUNDE verpflichtet sich gegenüber GE CAPITAL, dem *Kreditinstitut* die Verpfändung, die Einziehungsvereinbarung, die Treuhandvereinbarung und die Befreiung von der Verschwiegenheitsverpflichtung anzuzeigen (Anzeige).

5.2 Der KUNDE verpflichtet sich gegenüber GE CAPITAL des Weiteren, eine Erklärung des Kreditinstitutes beizubringen, wonach das Kreditinstitut:

(a) den Empfang der Anzeige bestätigt und erklärt, dass

(b) bisher keine anderweitige Verpfändungsanzeige erhalten hat und ihm auch sonst Rechte Dritter in Bezug auf das *Verpfändete Bankkonto* nicht bekannt sind,

(c) mit allen ihm zustehenden Pfandrechten außer in den Fällen nachstehender Ziffer 5.3 während der Verpfändung hinter die Rechte von GE CAPITAL aufgrund dieser Verpfändungsvereinbarung zurücktritt und gegen über GE CAPITAL unbedingt und unwiderruflich auf die Geltendmachung der Rechte zur Aufrechnung mit und zur Zurückbehaltung gegenüber dem Verpfänder zustehenden Forderungen aus dem verpfändeten Konto sowie auf sonstige Absetzungen vom verpfändeten Konto verzichtet (Rangrücktritt/Verzicht).

(d) die Kontoauszüge dem KUNDEN und GE CAPITAL aufgrund des seitens des KUNDEN insoweit erteilten Auftrages, Kopien der Kontoauszüge und der dazugehörigen Daten/Belege in Papier- oder digitaler Form zu überlassen.

(e) anerkennt, dass der KUNDE nur berechtigt ist, Zahlung für *Ansprüche aus Gutschrift und aus Guthaben* an GE CAPITAL zu verlangen und dass nur GE CAPITAL zur Einziehung von *Ansprüchen aus Gutschrift und aus Guthaben* – auch für solche vor Pfandreife – berechtigt ist.

5.3 Der Rangrücktritt/Verzicht gilt nicht für folgende Ansprüche aus und im Zusammenhang mit:

(a) Storno- und Berichtigungsbuchungen;

(b) Rückbelastungen von Vorbehaltsbuchungen (z. B. aus Scheck oder Lastschrifteinzügen) und Fehlüberweisungen;

(c) Gebühren und andere Kontobelastungen oder Gebühren im Rahmen des normalen Geschäftsverkehrs

Für die Anwendung der Punkte 5.3 a – c ist jedoch Voraussetzung, dass der Sachverhalt ausschließlich das *Verpfändete Bankkonto* betrifft und nicht aus einer anderen Beziehung zwischen dem KUNDEN und dem *Kreditinstitut* herrührt.

GE Capital erklärt hiermit gegenüber dem *Kreditinstitut (§ 328 BGB)*, dass das Treuhandverhältnis zwischen GE CAPITAL und dem KUNDEN das nachrangige Pfandrecht des *Kreditinstitutes* unberührt lässt und dass GE CAPITAL für Ansprüche des Kreditinstituts, die ausschließlich aus den in 5.3 genannten Sachverhalten entstehen, neben dem KUNDEN die gesamtschuldnerische Haftung übernimmt.

**6. Garantie des KUNDEN**

6.1 Der KUNDE garantiert, dass keine Rechte Dritter an den verpfändeten Ansprüchen und Rechten bestehen, mit Ausnahmen solcher Pfandrechte, die gemäß standardisierter Allgemeiner Geschäftsbedingungen von Banken existieren (AGB-Pfandrechte).

6.2 Der KUNDE verpflichtet sich, GE CAPITAL umgehend zu verständigen, wenn Dritte solche Rechte geltend machen.

**7. Vollmacht**

Der KUNDE bevollmächtigt GE CAPITAL, die Verpfändung gegenüber dem *Kreditinstitut* anzuzeigen und die Erklärungen des *Kreditinstitutes* auch im Namen des KUNDEN entgegenzunehmen.

Die Verpflichtung des KUNDEN gemäß Ziffer 5 bleibt von dieser vorsorglich erteilten Vollmacht unberührt.

**8. Sonstige Bestimmungen**

8.1 Dieser Verpfändungsvertrag und ein nach oder infolge dieses Vertrages begründetes Sicherungsrecht von GE CAPITAL bleiben gültig und werden nicht aufgehoben, bis jegliche besicherte Verbindlichkeit in vollem Umfang gemäß den entsprechenden Bedingungen beglichen worden ist.

8.2 Sollte eine der Bestimmungen dieser Vereinbarung rechtswidrig, ungültig oder undurchführbar sein oder werden, hat dies keinen Einfluss auf die Rechtmäßigkeit/Rechtsgültigkeit oder Durchsetzbarkeit der übrigen Bestimmungen dieser Vereinbarung.

8.3 Diese Vereinbarung unterliegt dem Recht der Bundesrepublik Deutschland.

8.4 Dieser Vertrag soll in deutscher und englischer Sprache vollzogen werden; beide Fassungen, sowohl die deutsche als auch die englische Fassung sind bindend. Im Falle einer Diskrepanz zwischen der deutschen und der englischen Fassung, ist die deutsche Fassung vorrangig.

[●], den [●] ______________________________

[●]

Mainz, den [●] ______________________________

GE Capital Bank AG

**Kontenverpfändung zwischen [●], [●], [●] und GE Capital Bank AG, Heinrich-von-Brentano-Straße 2, 55130 Mainz**

Kontonummer: [●], BLZ: [●] - nachstehend VERPFÄNDETES BANKKONTO genannt

Sehr geehrter/ geehrte [●],

hiermit zeigen wir Ihnen an, dass wir unsere sämtlichen gegenwärtigen und zukünftigen Ansprüche auf Auszahlung aller gegenwärtigen und künftigen Überschüsse (Guthaben), die uns bei Saldoziehung aus dem in laufender Rechnung (Kontokorrent) geführten o. g. Konto zustehen, sowie auch die Ansprüche aus dem Girovertrag auf fortlaufende Auszahlung des sich zwischen den Rechnungsabschlüssen ergebenden Tagesguthabens unter Einschluss des Rechts, über diese Guthaben durch Überweisungsaufträge zu verfügen und des Anspruchs auf Gutschrift der eingehenden Beträge (zusammen: Ansprüche auf Gutschrift und aus Guthaben) mit Vereinbarung vom [●] (Datum ergänzen) an die GE Capital Bank AG, Heinrich-von-Brentano-Straße 2, 55130 Mainz, (nachfolgend „GE Capital" genannt) verpfändet haben.

Abweichend von der gesetzlichen Regelung ist GE Capital jederzeit –insbesondere auch vor Pfandreife- alleine zur Einziehung aller Ansprüche auf Gutschrift und aus Guthaben berechtigt. Wir können nur Leistung an GE Capital verlangen.

Ferner entbinden wir Sie gegenüber GE Capital im Hinblick auf das VERPFÄNDETE BANKKONTO von allen Verschwiegenheitsverpflichtungen, insbesondere vom Bankgeheimnis. Wir beauftragen Sie hiermit, GE Capital Duplikatskontoauszüge bzw. Kopien der Kontoauszüge zuzusenden und auf Anforderung auch die dazugehörigen Daten/Buchungsbelege in Papier- oder digitaler Form zu übersenden. Des Weiteren sind wir damit einverstanden, dass GE Capital eine elektronische Auskunftsberechtigung über das VERPFÄNDETE BANKKONTO erhält.

Wir bitten Sie, gegenüber GE Capital zu bestätigen, dass Sie bisher keine anderweitige Verpfändungsanzeige erhalten haben und Ihnen auch sonst Rechte Dritter in Bezug auf das VERPFÄNDETE BANKKONTO nicht bekannt sind.

Des Weiteren bitten wir Sie, mit allen Ihnen zustehenden Pfandrechten hinter das zu Gunsten von GE Capital bestellte Pfandrecht zurückzutreten und gegenüber GE Capital auf die Geltendmachung der Rechte zur Aufrechnung mit und zur Zurückbehaltung gegenüber uns zustehenden Forderungen aus dem VERPFÄNDETEN BANKKONTO sowie auf sonstige Absetzungen vom verpfändeten Konto zu verzichten (Rangrücktritt/Verzicht).

Der Rangrücktritt/Verzicht gilt nicht für Ansprüche aus und im Zusammenhang mit Storno- und Berichtigungsbuchungen, Rückbelastungen von Vorbehaltsbuchungen (z. B. aus Scheck oder Lastschrifteinzügen) und Fehlüberweisungen sowie Gebühren und anderen Kontobelastungen oder Gebühren im Rahmen des normalen Geschäftsverkehrs, unter der Voraussetzung, dass der diesbezügliche Sachverhalt ausschließlich das VERPFÄNDETE BANKKONTO betrifft und nicht aus einer anderen Beziehung zwischen Ihnen und uns herrührt.

Wir führen das VERPFÄNDETE BANKKONTO als Treuhänder für GE Capital. Das Treuhandverhältnis zwischen GE Capital und uns lässt Ihr nachrangiges Pfandrecht unberührt. Die auf dem VERPFÄNDETEN BANKKONTO eingehenden Zahlungen dienen nur dem Zweck ihrer Weiterleitung an GE Capital.

Die Kontoverpfändung erlischt, sobald Ihnen GE Capital die Freigabe des Pfandrechts angezeigt hat.

Weiterhin dürfen wir Sie darüber informieren, das GE Capital die gesamtschuldnerische Haftung (§ 328 BGB) für Ihre Ansprüche gegen uns aus und im Zusammenhang mit Storno- und Berichtigungsbuchungen, Rückbelastungen von Vorbehaltsbuchungen und Fehlüberweisungen sowie Gebühren und andere Kontobelastungen oder Gebühren im Rahmen des normalen Geschäftsverkehrs übernommen hat, jedoch unter der Voraussetzung, dass der Sachverhalt ausschließlich das VERPFÄNDETE BANKKONTO betrifft und nicht aus einer anderen Beziehung zwischen uns und Ihnen herrührt.

Wir bitten Sie, den Eingang dieser Verpfändungsanzeige und Ihr Einverständnis mit den vorstehenden Regelungen durch Übersendung des von Ihnen rechtsgültig unterzeichneten Bestätigungsschreibens gegenüber GE Capital zu erklären.

Mit freundlichen Grüßen

[•]

An

GE Capital Bank AG

Heinrich-von-Brentano-Straße 2

55130 Mainz

Kontenverpfändungsanzeige zu Konto Nr. [●], BLZ [●], Kontoinhaber: [●], [●], [●]

Sehr geehrte Damen und Herren,

wir beziehen uns auf das Schreiben vom [●] unseres Kunden [●], [●], [●] und bestätigen Ihnen hiermit, den Empfang der Verpfändungsanzeige.

Wir erklären hiermit,

a) dass wir bisher keine anderweitige Verpfändungsanzeige erhalten haben und uns auch sonstige Rechte Dritter in Bezug auf dieses Konto nicht bekannt sind.

b) dass wir mit allen uns zustehenden Pfandrechten hinter das zu Gunsten GE Capital bestellte Pfandrecht zurücktreten und gegenüber GE Capital unbedingt und unwiderruflich auf die Geltendmachung unserer Rechte zur Aufrechnung mit und zur Zurückbehaltung gegenüber dem Verpfänder zustehenden Forderungen aus dem verpfändeten Konto sowie auf sonstige Absetzungen vom verpfändeten Konto verzichten (Rangrücktritt/Verzicht).

   Der Rangrücktritt/Verzicht gilt nicht für Ansprüche aus und im Zusammenhang mit Storno- und Berichtigungsbuchungen, Rückbelastungen von Vorbehaltsbuchungen (z. B. aus Scheck oder Lastschrifteinzügen) und Fehlüberweisungen sowie Gebühren und anderen Kontobelastungen oder Gebühren im Rahmen des normalen Geschäftsverkehrs, vorausgesetzt, dass der diesbezügliche Sachverhalt ausschließlich das verpfändete Bankkonto betrifft und nicht aus einer anderen Beziehung zwischen uns und dem Verpfänder herrührt.)

   Wir haben zur Kenntnis genommen, das GE Capital die gesamtschuldnerische Haftung (§ 328 BGB) für unsere Ansprüche gegen den Kunden aus und im Zusammenhang mit Storno- und Berichtigungsbuchungen, Rückbelastungen von Vorbehaltsbuchungen und Fehlüberweisungen sowie Gebühren und anderen Kontobelastungen oder Gebühren im Rahmen des normalen Geschäftsverkehrs übernommen hat, jedoch unter der Voraussetzung, dass der Sachverhalt ausschließlich das VERPFÄNDETE BANKKONTO betrifft und nicht aus einer anderen Beziehung zwischen uns und dem Kunden herrührt.

c) zu beachten, dass der Verpfänder nur berechtigt ist, Leistung an GE CAPITAL zu verlangen und GE CAPITAL -insbesondere auch vor Pfandreife-allein zur Einziehung der Ansprüche aus Guthaben berechtigt ist. Wir werden die Einziehungsermächtigung durch GE Capital insbesondere vor Pfandreife auch im Fall einer Insolvenz oder eines Widerrufs des Kunden beachten.

d) dass wir GE Capital Duplikatskontoauszüge bzw. Kopien der Kontoauszüge und auf Anforderung auch die dazugehörigen Daten/Buchungsbelege in Papier- oder digitaler Form übersenden und dass GE Capital eine elektronische Auskunftsberechtigung über das verpfändete Konto erhält.

Die Kontoverpfändung erlischt, sobald uns GE Capital die Freigabe des Pfandrechts angezeigt hat.

Mit freundlichen Grüßen

Deutsche Bank AG